     As filed with the Securities and Exchange Commission on July 23, 1999
                                                        Registration No. 333-
                                                                       811-7354
-------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------
                                   FORM N-14

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
  [_] Pre-Effective Amendment No.       [_] Post-Effective Amendment No.
                       (Check Appropriate box or boxes)
               Exact Name of Registrant as Specified in Charter:
         THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
                        Area Code and Telephone Number:
                                (212) 754-5560
                    Address of Principal Executive Offices:
                                345 Park Avenue
                           New York, New York 10154
                    Name and Address of Agent for Service:
                        Ralph L. Schlosstein, President
                                345 Park Avenue
                           New York, New York 10154
                                  Copies to:
                            Richard T. Prins, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               919 Third Avenue
                              New York, NY 10022
                                --------------
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.
                                --------------
       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                            Proposed       Proposed
                                            Maximum        Maximum
   Title of Securities Being   Amount Being Offering Price Aggregate      Amount of
   Registered                  Registered   Per Unit       Offering Price Registration Fee
------------------------------------------------------------------------------------------
   Common Stock ($.01 par
    value).................      202,704        $14.80(1)    $3,000,000        $ 834
------------------------------------------------------------------------------------------
   Auction Rate Municipal
    Preferred Stock, Series
    W7, (liquidation
    preference $25,000 per
    share).................         1          $25,000(2)    $   25,000        $7.00
------------------------------------------------------------------------------------------
   Auction Rate Municipal
    Preferred Stock, Series
    W28, (liquidation
    preference $25,000 per
    share).................         1          $25,000(2)    $   25,000        $7.00
------------------------------------------------------------------------------------------
   Auction Rate Municipal
    Preferred Stock, Series
    F7, (liquidation
    preference $25,000 per
    share).................         1          $25,000(2)    $   25,000        $7.00
------------------------------------------------------------------------------------------
   Auction Rate Municipal
    Preferred Stock, Series
    M7, (liquidation
    preference $25,000 per
    share).................         1          $25,000(2)    $   25,000        $7.00
------------------------------------------------------------------------------------------
   Auction Rate Municipal
    Preferred Stock, Series
    M28, (liquidation
    preference $25,000 per
    share).................         1          $25,000(2)    $   25,000        $7.00
------------------------------------------------------------------------------------------
   Auction Rate Municipal
    Preferred Stock, Series
    T7, (liquidation
    preference $25,000 per
    share).................         1          $25,000(2)    $   25,000        $7.00
------------------------------------------------------------------------------------------
   Auction Rate Municipal
    Preferred Stock, Series
    T28, (liquidation
    preference $25,000 per
    share).................         1          $25,000(2)    $   25,000        $7.00
------------------------------------------------------------------------------------------
   Auction Rate Municipal
    Preferred Stock, Series
    R7, (liquidation
    preference $25,000 per
    share).................         1          $25,000(2)    $   25,000        $7.00
------------------------------------------------------------------------------------------
   Auction Rate Municipal
    Preferred Stock, Series
    R28, (liquidation
    preference $25,000 per
    share).................         1          $25,000(2)    $   25,000        $7.00
------------------------------------------------------------------------------------------
    Total..................        N/A             N/A       $3,225,000        $ 897

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1)For the common stock, estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f) under the Securities Act of 1933, as amended (the "1933 Act"), based upon the net asset value per common share of BKN on July 9, 1999.
(2)For the preferred stock, estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f) under the 1933 Act, based upon $25,000, the liquidation preference, on July 9, 1999, of the preferred shares of BKN.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                             CROSS-REFERENCE SHEET

                          ITEMS REQUIRED BY FORM N-14

                                     PART A

 Item No.            Item Caption                     Prospectus Caption
 --------            ------------                     ------------------
     1    Beginning of Registration
          Statement and Outside Front Cover   Cover Page of Registration
          Page of Prospectus...............   Statement; Cross-Reference Sheet;
                                              Front Cover Page of Combined
                                              Prospectus/Proxy Statement
     2    Beginning and Outside Back Cover
          Page of Prospectus...............   Table of Contents
     3    Fee Table, Synopsis Information     Summary--Comparison of the Trusts
          and Risk Factors.................   and BKN; Summary--Proposed
                                              Mergers; Risks and Special
                                              Considerations regarding the
                                              Mergers
     4    Information about the
          Transaction......................   Summary--The Proposed Mergers
     5    Information about the               Comparison of the Trusts and BKN;
          Registrant.......................   Additional Information about BKN
     6    Information about the Company       Comparison of the Trusts and BKN;
          being acquired...................   Additional Information about the
                                              Trusts
     7    Voting Information...............   Voting Matters
     8    Interest of Certain Persons and     Financial Statements; Legal
          Experts..........................   Matters
     9    Additional Information Required
          for Reoffering by Persons Deemed
          to be Underwriters...............   Not Applicable

                                     PART B

 Item No.            Item Caption                     Prospectus Caption
 --------            ------------                     ------------------
    10    Cover Page.......................   Cover Page
    11    Table of Contents................   Table of Contents
    12    Additional Information about the    Incorporation of Documents by
          Registrants......................   Reference in Statement of
                                              Additional Information
    13    Additional Information about the
          Companies being acquired.........   Additional Information about the
                                              Trusts
    14    Financial Statements.............   Exhibits to Statement of
                                              Additional Information

                                     PART C

  15-17   Information required to be
          included in Part C is set forth
          under the appropriate Item, so
          numbered, in Part C of this
          Registration Statement.

                     IMPORTANT NOTICE: PLEASE COMPLETE THE
        ENCLOSED PROXY(IES) AND RETURN IT OR THEM AS SOON AS POSSIBLE.

 FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY CALLING    TOLL-FREE AT 1-800-
 FROM 6:00 A.M. TO 8:00 P.M. EASTERN STANDARD TIME OR BY FAXING YOUR
 PROXY(IES) TO       AT 1-800-227-7BFM (7236). A CONFIRMATION OF YOUR
 TELEPHONE OR TELEFACSIMILE VOTE WILL BE MAILED TO YOU.


         THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
            THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")
            THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")
         THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")
                                345 PARK AVENUE
                           NEW YORK, NEW YORK 10154

                                                                         , 1999

To the Shareholders of BMN, BMT and BRM
(collectively, the "Trusts") and BKN:

On behalf of the Board of Directors of each Trust and BKN, we are pleased to
invite you to a special meeting of shareholders on       , 1999 to be held at
   . At the meeting, you will be asked to consider the proposed merger of each Trust into BKN. In each of the proposed mergers, each outstanding common share of each Trust would be exchanged on a net asset value for net asset value basis for shares of common stock of BKN and each outstanding preferred share of each Trust would be exchanged for one share of a substantially similar series of preferred shares of BKN. THE DIRECTORS OF EACH TRUST AND BKN RECOMMEND THAT YOU VOTE TO APPROVE THE PROPOSED MERGERS.

This proposal is being sent to you because the investment adviser and the Boards of Directors of each Trust and BKN believe that the mergers would benefit shareholders of the Trusts by unlocking value in the Trusts and would also provide benefits to shareholders of BKN. The mergers may benefit shareholders of the Trusts and BKN by providing (i) higher distribution rates on their common shares, (ii) a special one-time tax-exempt dividend to shareholders of the Trusts, (iii) a potential reduction in reinvestment risk for shareholders of the Trusts and (iv) an enhanced likelihood that the common shares of BKN will trade at a lower or no discount or premium to net asset value.

The investment adviser and the Boards of Directors believe that these potential benefits outweigh (i) the fact that shareholders of the Trusts will no longer have the likelihood of receiving a specified distribution on such Trust's scheduled termination date and instead will be dependent on trading prices of BKN common shares available in the market for the sale of their shares and (ii) the detriment to common shareholders of two of the Trusts of higher expense ratios following the mergers.

These potential benefits and detriments, as well as other important considerations, are described in more detail in the proxy statement accompanying this notice.

The mergers should benefit shareholders as follows:

Higher Distribution Rate. Common shareholders of the merging Trusts and BKN are likely to be paid dividends at a higher distribution rate after the mergers, because BKN is not required to retain a portion of its income each year to enable it to return a fixed amount at the end of a specified term. Based on market conditions as of April 30, 1999, we anticipate each Trust's and BKN's distribution rate to increase by approximately 8.1% for BMN, 28.4% for BRM, 8.4% for BMT and 10.9% for BKN.

Special Dividend. Shareholders of each merging Trust would be paid a special tax-exempt dividend immediately prior to its merger. The dividend will be paid out of accumulated investment income of each Trust that, but for the merger, would be retained by such Trust until the end of its term, to assure that such Trust could return to its shareholders upon liquidation the initial offering price of its shares. Based on the Trusts' financial statements as of April 30, 1999, these distributions are estimated to be: $0.3961 per share for BMN, $0.4889 per share for BRM and $0.2273 per share for BMT.

Reduced Reinvestment Risk. Reduce the potential negative impact on shareholders of the Trusts of portfolio securities of the Trusts being called by their issuers would be reduced, because BKN would be able to reinvest the proceeds from called portfolio securities in longer maturity securities with higher rates of interest (rather than securities with shorter maturities and lower rates of interest required by the limited term of the individual term Trusts).

Reduced Market Risk. The likelihood that the common shares of BKN will trade at a lower or no discount or premium to net asset value would be improved due to the higher distribution rate. The market value of common stocks issued by closed-end municipal bond funds historically have had a high correlation with the distribution rates on such stocks, and a higher distribution rate as a result of the mergers may produce positive stock price performance.

In considering these proposals, you should note:

Comparison of Investment Policies. BKN and the Trusts invest substantially all of their assets in municipal obligations. BKN invests at least 80% of its assets in municipal obligations rated triple-B or higher, and the Trusts invest at least 80% of their assets in municipal obligations rated triple-A or higher or insured by a company with a triple-A claims paying ability. The primary investment objective of BKN is to pay high current income, whereas the primary investment objective of each Trust is to pay current income, in all cases exempt from regular Federal income tax. The secondary investment objective of BKN is preservation of capital but BKN does not have a stated termination date, whereas the secondary investment objective of each Trust is to return to its common shareholders the original issue price of the common shares at a stated termination date. The other investment policies and restrictions of BKN and the Trusts are substantially similar.

Moderate Increase to Expenses for Some Trusts. The anticipated expense ratio for BKN after the mergers will be higher than the current expense ratio of BMN and BRM. The expense ratio of BKN and BMT will be reduced as a result of the mergers, which will benefit the current common shareholders of these funds.

  Indefinite Term. BMN, BRM and BMT currently are scheduled to terminate on December 31 of 2006, 2008 and 2010, respectively. As part of each such Trust's investment objective, it seeks to distribute to its common shareholders $10, $15, and $10 per common share, respectively, in connection with its termination. BKN has no scheduled termination date and, if the merger of any Trust is completed, common shareholders of such Trust will be dependent on the trading prices available in the market for the sale of their shares if they wish to dispose of their shares.

  Same Net Asset Value of Shares. The total net asset value of BKN common and preferred shares that the common and preferred shareholders of the merging Trusts receive in the mergers will be the same as the total net asset value of the Trust common and preferred shares that such shareholders own immediately before the mergers. Holders of preferred shares of the Trusts will receive preferred shares of BKN, and holders of common shares of the Trusts will receive common shares of BKN.

  Market Value of Shares. While the total net asset value of shares owned by each shareholder after the mergers will be the same, the market value of the common shares that shareholders of the merging Trusts receive in the merger may be more or less than the market value of the common shares that such shareholders own immediately before the merger. There will be no difference in the pre-merger and post-merger value of preferred shares.

  Similar Investment Management Arrangements. Shareholders of the Trusts will enjoy access to investment management arrangements that are substantially similar to the Trusts' current arrangements.

The proposed mergers and the reasons for the recommendation of the Boards of each Trust and BKN are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the mergers, please do not hesitate to call BlackRock at (800) 227-7BFM(7236)).

                                          Very truly yours,

                                          LAURENCE D. FINK
                                          Chairman and Chief Executive Officer

                                          RALPH L. SCHLOSSTEIN
                                          President

New York, New York
      , 1999

         THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
            THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")
            THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")
         THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")
                                345 PARK AVENUE
                           NEW YORK, NEW YORK 10154

                    NOTICE OF SPECIAL SHAREHOLDERS MEETING

                           TO BE HELD ON     , 1999

To the Shareholders of BMN, BMT and BRM (collectively, the "Trusts") and BKN:

NOTICE IS HEREBY GIVEN THAT a combined Special Meeting of the Shareholders of
each Trust and BKN will be held at       on     , 1999 at   a.m. eastern
standard time for the purpose of considering and voting upon:

ITEM 1. A proposal to approve an Agreement and Plan of Merger providing for the merger of each Trust whose shareholders approve such merger into BKN in exchange for newly issued common and preferred shares of BKN.

ITEM 2. Such other business as may properly come before the Special Meeting or any adjournment(s).

We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

The stock transfer books will not be closed, but in lieu thereof, the
respective Boards of Directors have fixed the close of business on    , 1999
as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                                          By order of the respective Boards of
                                           Directors
                                          Karen H. Sabath, Secretary

New York, New York    , 1999

 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE
 ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+Information contained herein is subject to completion or amendment. A         +
+registration statement relating to these securities has been filed with the + +Securities and Exchange Commission. These securities may not be sold nor may +
+offers to buy be accepted prior to the time the registration statement        +
+becomes effective. This prospectus shall not constitute an offer to sell or + +the solicitation of an offer to buy nor shall there be any sale of these + +securities in any state in which such offer, solicitation or sale would be + +unlawful prior to registration or qualification under the securities laws of +
+any such state.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                  Subject to Completion -- Dated July 23, 1999

                      COMBINED PROXY STATEMENT/PROSPECTUS

           BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
             THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")
            THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")
          THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")

  This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Boards of Directors of BMN, BMT, BRM (collectively, the "Trusts") and BKN in connection with a combined special
meeting of shareholders to be held at   a.m. eastern standard time on  , 1999
at . At the meeting, shareholders of each Trust and BKN will be asked to consider the proposed merger of each Trust into BKN.

  Each Trust whose shareholders approve the merger will be merged into BKN in exchange for newly issued common and preferred shares of BKN. The number of BKN common shares to be issued in respect of each common share of each Trust that approves the merger will be that number having an aggregate net asset value equal to the net asset value of a single common share of the merging Trust. Preferred shares of BKN will be issued to the shareholders of each merging Trust on the basis of one newly issued preferred share of BKN for each outstanding preferred share of such Trusts. If all of the mergers are approved, BKN will issue approximately 78,906,415 common shares and 22,440 preferred shares to the common shareholders and preferred shareholders, respectively, of the Trusts, based on the number of shares outstanding and net asset value per share for each Trust and BKN on April 30, 1999. A copy of the merger agreement is attached hereto as Appendix I.

  The Trusts and BKN are closed-end, diversified investment companies that invest in tax-exempt portfolios of municipal obligations.

  The principal executive office of each Trust and BKN is located at 345 Park Avenue, New York, New York 10154, and the telephone number of BKN and each Trust is (212) 754-5560.

  This Combined Proxy Statement/Prospectus sets forth concisely the information that a shareholder should know before voting, and should be retained for future reference. A Statement of Additional Information, dated , 1999, relating to this Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Copies of the Statement of Additional Information may be obtained without charge by calling or writing BKN or the Trusts at the telephone number or address shown above. In addition, BKN and each Trust will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a shareholder upon request.

  The common stock of BKN and the Trusts are listed on the New York Stock Exchange (the "NYSE") under the symbols BKN, BMN, BMT and BRM. Subsequent to the mergers, the common stock of BKN will continue to be listed on the NYSE under the symbol "BKN." Reports, proxy materials and other information concerning BKN and each Trust may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

  THE SECURITIES OF BKN OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY
STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUSTS OR THEIR SPONSORS AND DISTRIBUTORS.

       The Date Of This Combined Proxy Statement/prospectus Is    , 1999.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY....................................................................   4
  Special Meetings.........................................................   4
  Proposed Mergers.........................................................   4
  Reasons for the Mergers..................................................   5
  Comparison of the Trusts and BKN.........................................   7

RISKS AND SPECIAL CONSIDERATIONS REGARDING THE MERGERS.....................  12

THE PROPOSED MERGERS.......................................................  17
  Description of the Mergers...............................................  17
  Surrender and Exchange of Trust Share Certificates.......................  19
  Appraisal Rights.........................................................  20
  Reasons for the Mergers; Board Consideration.............................  21

CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  25

VOTING MATTERS.............................................................  26
  General..................................................................  26
  Voting Requirements of the Trusts........................................  28
  Voting Requirement of BKN................................................  28
  Quorum...................................................................  28

DESCRIPTION OF COMMON SHARES OF BKN AND THE TRUSTS.........................  29
  General..................................................................  29
  Distributions............................................................  29
  Comparison of Rights of Holders of Common Shares of BKN and the Trusts...  30
  Certain Provisions in BKN's and the Trusts' Charter......................  30
  Dividend Reinvestment Plan...............................................  31

DESCRIPTION OF PREFERRED SHARES OF BKN AND THE TRUSTS......................  32
  General..................................................................  32
  Dividends and Dividend Periods...........................................  34
  Voting Rights............................................................  35
  Redemption...............................................................  35
  Liquidation..............................................................  36
  Auctions.................................................................  36
  Rating Agency Guidelines.................................................  36
  Additional Preferred Shares..............................................  37

COMPARISON OF THE TRUSTS AND BKN...........................................  38
  General..................................................................  38
  Investment Objectives and Policies.......................................  38

SERVICE PROVIDERS FOR THE TRUSTS AND BKN...................................  42

MANAGEMENT OF THE TRUSTS AND BKN...........................................  43
  Boards of Directors and Officers.........................................  43
  The Investment Adviser...................................................  47

ADDITIONAL INFORMATION ABOUT BKN...........................................  49

ADDITIONAL INFORMATION ABOUT THE TRUSTS....................................  49

FINANCIAL STATEMENTS.......................................................  49

LEGAL MATTERS..............................................................  50


OTHER BUSINESS.............................................................   50
STATEMENT OF ADDITIONAL INFORMATION........................................   50

SHAREHOLDER INQUIRIES......................................................   51

UNAUDITED PRO FORMA FINANCIAL STATEMENTS FOR BKN...........................  F-1
  Portfolio of Investments.................................................  F-1
  Statement of Assets and Liabilities...................................... F-18
  Statement of Operations.................................................. F-19
CERTAIN PRO FORMA FINANCIAL INFORMATION.................................... F-21
COMPARATIVE PERFORMANCE INFORMATION........................................ F-22
CAPITALIZATION............................................................. F-23
  Capitalization as of April 30, 1999...................................... F-23
  Pro Forma Capitalization................................................. F-24

APPENDIX I--AGREEMENT AND PLAN OF MERGER

                                    SUMMARY

The following is a summary of certain information relating to the proposed mergers, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus and the Appendix attached hereto.

Special Meetings        This Combined Proxy Statement/Prospectus is being
                        furnished in connection with the solicitation of
                        proxies by the Board of Directors of each Trust and BKN
                        for a combined Special Meeting of Shareholders to be
                        held at     on    , 1999 at    a.m. eastern standard
                        time. The special meeting and any adjournment(s)
                        thereof are referred to as the "Meeting". At the
                        Meeting, shareholders of each Trust and BKN will be
                        asked to consider the proposed merger of such Trust
                        into BKN, as described below. Only shareholders of
                        record at the close of business on    , 1999 will be
                        entitled to vote at the Meeting. Each share of common stock and preferred stock of each Trust and BKN is entitled to one vote. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or, if no specification is made, the persons named as proxies will vote in favor of each proposal properly brought before the Meeting. Proxies may be revoked at any time before they are exercised by submitting to the applicable Trust or BKN, as applicable, a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

Proposed Mergers        The Directors of BKN and each of the Trusts are
                        proposing the issuance of approximately 78,906,415
                        common shares and 22,440 preferred shares of BKN
                        pursuant to an Agreement and Plan of Merger, dated as
                        of    , 1999, by and between each of the Trusts and BKN
                        (the "Merger Agreement"), based on the number of shares outstanding and net asset value per share of each Trust and BKN as of April 30, 1999. A copy of the Merger
                        Agreement is attached hereto as Appendix I. The Merger
                        Agreement provides for the merger (each, a "Merger") of each Trust whose shareholders approve such Merger into BKN in exchange for newly issued common and preferred shares of BKN. The number of BKN common shares to be issued in respect of each common share of each Trust that approves the Merger Agreement would be that number having an aggregate net asset value equal to the net asset value of a single common share of the merging
                        Trust. Preferred shares of BKN would be issued to the preferred shareholders of each Trust that approves the Merger Agreement on the basis of one newly issued BKN preferred share for each outstanding preferred share of the Trust. For this purpose, the value of each Trust's and BKN's net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all its outstanding preferred shares.

                        Each Merger is subject to a number of conditions, including shareholder approval and confirmation of the Aaa rating assigned by Moody's Investors Service, Inc. ("Moody's"), to the shares of BKN Preferred. None of the Mergers is conditioned on the occurrence of any of the other Mergers. The Merger Agreement provides that each Merger may be abandoned at any time prior to the completion thereof (the "Closing") in the discretion of BKN. For further information, see "The Proposed Mergers."

Reasons for the         The Mergers should benefit shareholders by having a:
Mergers

                        Higher Distribution Rate. Common shareholders of the merging Trusts and BKN are likely to be paid dividends at a higher distribution rate after the Mergers, because BKN is not required to retain a portion of its income each year to enable it to return a fixed amount at the end of a specified term. Based on market conditions as of April 30, 1999, we anticipate each Trust's and BKN's distribution rate to increase by approximately 8.1% for BMN; 28.4% for BRM, 8.4% for BMT and 10.9% for BKN.

                        Special Dividend. Shareholders of each merging Trust would be paid a special tax-exempt dividend immediately prior to its merger. The dividend will be paid out of accumulated investment income of each Trust that, but for the merger, would be retained by the Trust until the end of its term, to assure that the Trust could return to its shareholders upon liquidation the initial offering price of its shares. Based on the Trusts' financial statements as of April 30, 1999, these distributions are estimated to be: $0.3961 per share for BMN, $0.4889 per share for BRM and $0.2273 per share for BMT.

                        Reduced Reinvestment Risk. The potential negative income impact on shareholders of the Trusts of portfolio securities of the Trusts are called by their issuers would be reduced, because BKN would be able to reinvest the proceeds from called portfolio securities in longer maturity securities with higher rates of interest (rather than securities with shorter maturities and lower rates of interest required by the limited term of the individual term Trusts).

                        Reduced Market Risk. The likelihood that the common shares of BKN will trade at a lower or no discount to net asset value would be improved due to the higher distribution rate. The market value of common stocks issued by closed-end municipal bond funds historically have had a high correlation with the distribution rates on such stocks, and a higher distribution rate as a result of the mergers may produce positive stock price performance.

                        In considering these proposals, you should note:

                        Comparison of Investment Policies. BKN and the Trusts invest substantially all of their assets in municipal obligations. BKN invests at least 80% of its total assets in municipal obligations rated triple-B or higher and the Trusts invest at least 80% of their total assets in municipal obligations rated triple-A or higher or insured by a company with a triple-A claims paying ability. The primary investment objective of BKN is to pay high current income, whereas the primary investment objective of each Trust is to pay current income, in all cases exempt from regular Federal income tax. The secondary investment objective of BKN is preservation of capital without a stated termination date, whereas the secondary investment objective of each Trust is to return to its common shareholders the original issue price of the common shares at a stated termination date. The other investment policies and restrictions of BKN and the Trusts are substantially similar.

                        Moderate Increase to Expenses. The anticipated expense ratio for BKN after the mergers will be higher than the current expense ratio of BMN and BRM. The expense ratio of BKN and BMT will be reduced as a result of the Mergers, which will benefit the current common shareholders of these funds.

                        Indefinite Term. BMN, BRM and BMT currently are scheduled to terminate on December 31 of 2006, 2008 and 2010, respectively. As part of each such Trust's investment objective, it seeks to distribute to its common shareholders $10, $15, and $10 per common share, respectively, in connection with its termination. BKN has no scheduled termination date and, if the merger of any Trust is completed, common shareholders of such Trust will be dependent on the trading prices available in the market for the sale of their shares if they wish to dispose of their shares.

                        Same Net Asset Value of Shares. The total net asset value of BKN common and preferred shares that the common and preferred shareholders of the merging Trusts receive in the Mergers will be the same as the total net asset value of the Trust common and preferred shares that such shareholders own immediately before the Mergers. Holders of preferred shares of the Trusts will receive preferred shares of BKN, and holders of common shares of the Trusts will receive common shares of BKN.

                        Market Value of Shares. While the total net asset value of shares owned by each shareholder after the mergers will be the same, the market value of the common shares that shareholders of the merging Trusts receive in the merger may be more or less than the market value of the common shares that such shareholders own immediately before the merger. There will be no difference in the pre-merger and post-merger value of preferred shares.

                        Similar Investment Management
                        Arrangements. Shareholders of the merging Trusts and BKN will enjoy access to investment management arrangements that are substantially similar to the Trusts' current arrangements.

                        Appraisal Rights. It is anticipated that holders of common shares of the Trusts and BKN will not have appraisal rights with respect to any of their shares in any of the Mergers. Holders of preferred shares of the Trust will have appraisal rights.

Comparison of the
Trusts and BKN          The Trusts and BKN are diversified closed-end
                        management investment companies that invest in tax-exempt investment portfolios. The common shares of the Trusts and BKN are listed and trade on the NYSE under the symbols BMN, BMT, BRM and BKN. Each Trust and BKN is incorporated under the laws of the State of Maryland. The common shares of each Trust and BKN have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. All preferred shares of the Trusts are rated Aaa by Moody's and AAA by Standard & Poor's a division of The McGraw-
                        Hill Companies, Inc. ("Standard & Poor's") and all of the preferred shares of BKN are rated Aaa by Moody's.
                        The common shares and preferred shares of BKN to be issued pursuant to the Mergers will have rights and preferences, including liquidation preferences, that are substantially similar to those of the common shares and preferred shares of the Trusts, except that BKN does not have a fixed term.

                        Except as noted below, the investment objectives, policies and restrictions of BKN are substantially similar to those of the Trusts.

                        BKN's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital. Each Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $10 per common share to holders of common shares on or about December 31,

                        2006 in the case of BMN, $15 per common share to holders of common shares on or about December 31, 2008 in the case of BRM and $10 per common share to holders of common shares on or about December 31, 2010 in the case of BMT. Unlike the Trusts, BKN does not have any term to its existence and does not seek to return any particular amount of money to its common shareholders at any time.

                        In seeking to provide income exempt from regular Federal income tax, BKN invests substantially all of its assets in a diversified portfolio of investment grade municipal obligations and actively manages its assets in relation to market conditions and interest rate changes. BMT and BRM, on the other hand, invest substantially all of their assets in municipal obligations insured by insurers with claims-paying abilities rated Aaa by Moody's or AAA by Standard & Poor's or the equivalent of such ratings. BMN invests substantially all its assets in municipal obligations rated Aaa by Moody's or AAA by Standard & Poor's, guaranteed by an entity with such rating or insured by an entity whose claims-paying ability has such rating or BlackRock Financial Management, Inc. (the "Investment Adviser") considers the issuer, guarantor or insurer to be of equivalent credit quality. For further information on the differences in the investment objectives and certain significant investment policies and restrictions of the Trusts and BKN, see "Comparison of the Trusts and BKN" below.

                        As discussed under "Comparison of Trusts and BKN-- Investment Adviser and Other Service Providers," the Investment Adviser currently serves as the investment adviser to each Trust and BKN, and will continue to serve as the investment adviser to BKN after the Mergers. The following Table shows the actual and pro forma investment advisory fees and other expenses paid by the Trusts and BKN during their latest fiscal year (October 31, 1998 for BKN and December 31, 1998 for each Trust) and the pro forma investment advisory fees and other expenses that would be paid by BKN after consummation of all of the Mergers.

                           COMPARATIVE EXPENSE TABLE

                                                                         BKN
                                                                      Pro Forma
                                                                       for the
                                                  BKN  BMN  BMT  BRM   Mergers
                                                  ---- ---- ---- ---- ---------
Annual Expenses
 (as a percentage of net assets attributable to
  common shares)
Management Fees.................................. 0.53 0.51 0.51 0.51   0.56
Other Expenses................................... 0.55 0.35 0.44 0.41   0.38
Total Annual Expenses............................ 1.08 0.86 0.95 0.92   0.94

Example:*

The following table illustrates the expenses on a $10,000 investment based upon the fees and expenses shown above and assuming a 5% annual return.

                                                1 Year 3 Years 5 Years 10 Years
                                                ------ ------- ------- --------
     BKN.......................................  $      $       $        $
     BMN.......................................
     BMT.......................................
     BRM.......................................
     BKN Pro Forma for all of the Mergers......

--------
* Pro forma comparative expense information for potential merger combinations assuming that not all of the Trusts merge with BKN is set forth in the financial information beginning at page F- of this Prospectus.

The purpose of the comparative expense table is to assist shareholders in understanding the various costs and expenses of investing in shares of the Trusts and BKN. The information in the table is based upon annualized expenses for the fiscal year of each Trust and BKN ended in 1998. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The actual rate of return of the Trusts and BKN may be greater or less than the hypothetical 5% annual return above in the Example.

The administrators for each Trust and BKN and the fees charged by each administrator currently are as follows:

     Fund Administrator                                                    Fee*
     ---- -------------                                                    -----
     BKN  Princeton Administrators, L.P..................................  0.15%
     BMN  Prudential Investment Funds Management LLC.....................  0.07%
     BMT  Mitchell Hutchins Asset Management, Inc........................  0.10%
     BRM  Princeton Administrators, L.P..................................  0.10%

--------
* Payable monthly at an annual rate expressed as a percentage of average weekly net investment assets.

After consummation of the Mergers, BlackRock Financial Management, Inc. and Princeton Administrators, L.P. will act as co-administrators of BKN and receive an aggregate fee equal to [ ]% of BKN's weekly net assets.

Dividends and
Distributions           The Trusts and BKN have identical dividend policies
                        with respect to the payment of dividends on their common shares. The present policy of each Trust and BKN, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a rate that reflects past and projected performance and that may be changed by the Board of Directors at any time. Each of the Trusts has experienced a marginally lower distribution rate as a percentage of net asset value attributable to common shares than BKN due to the requirement that each of the Trusts retain income sufficient over the life of the Trust to return the initial offering price of its common shares at the end of its term and due to the fact that each of the Trusts also expects that its distribution rate will decline over time as its termination date becomes closer and it shortens the maturities of its portfolio investments. Accordingly, the Investment Adviser expects BKN's level of monthly distributions to increase due to advantages gained from the Mergers and to be higher than the current distribution rates of the Trusts and BKN as a percentage of net asset value.

                        The dividend rates on the preferred shares of each Trust and BKN, including the BKN preferred shares to be issued pursuant to the Merger, are determined on the basis of auctions, which typically are held weekly or monthly. See ("Description of Preferred Shares of BKN-- Auction Procedures") and the Statement of Additional Information.

Certain Federal
Income Tax              Each Merger is conditioned upon, among other things,
Consequences            the receipt by BKN and the relevant Trust of an opinion
                        as of the closing of the Mergers (the "Closing") from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliates to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of
                        Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and BKN and the Trust will each be a party to such reorganization within the meaning of
                        Section 368(b) of the Code. Accordingly, (i) no gain or loss will be recognized by the BKN or the Trust as a result of the Merger, and (ii) no gain or loss will be recognized by a shareholder of the Trust who receives
                        BKN Shares (as defined herein) for shares of the Trust exchanged therefor (except with respect to any cash received in lieu of a fractional interest in BKN
                        Shares). For additional Federal income tax consequences of the Mergers, see "Certain Federal
                        Income Tax Consequences."

Board Consideration     In reviewing the proposed Mergers, the Board of
                        Directors of each Trust and BKN considered the potential impact of the relevant Merger on its shareholders, including but not limited to: (i) the terms and conditions of the Merger Agreement; (ii) the capabilities, practices and resources of the organizations that provide investment advisory and certain other services to the Trusts and BKN and of the organizations that would provide such services to BKN after the Mergers, and the terms on which these services are and would be provided; (iii) the investment objectives, policies and restrictions of the Trusts and BKN and their compatibility; (iv) the historical investment performance of the Trusts and BKN and anticipated future influences on such investment performance with and without the Mergers; (v) the historical and projected operating expenses of the Trusts and BKN and the projected pro forma operating expenses of BKN; (vi) the terms of the preferred shares of the Trusts and BKN; (vii) the anticipated tax consequences of each Merger; (viii) the shift on the part of the Trusts' shareholders to a perpetual fund rather than one having a stated term; (ix) the trading history of the common shares of the Trusts and BKN and the anticipated impact of the Mergers on the market price of such common shares; and (x) the costs associated with the Mergers. See "The Proposed Merger--
                        Reasons for the Merger; Board Consideration."

                        Based upon their evaluations of the information presented to them, and in light of their fiduciary duties under Federal and state law, the Board of Directors of each Trust and BKN, including the non-interested members of such Boards, have determined the proposed Mergers are advisable and have directed the proposed Mergers to be submitted for consideration by the shareholders of BKN and the Trusts at the meeting.

Voting Matters          In order for each of the proposed Mergers to be
                        completed, the Merger Agreement must be approved by (i) a majority of the outstanding common shares of the relevant Trust voting as a separate class, (ii) a majority of the outstanding preferred shares of the relevant Trust voting as a separate class and (iii) a majority of the outstanding common shares and outstanding preferred shares of BKN voting together as a single class. For additional information, see "The
                        Proposed Mergers--Votes Required For the Mergers."

            RISKS AND SPECIAL CONSIDERATIONS REGARDING THE MERGERS

The following risks and special considerations should be considered by shareholders of each Trust and BKN in their evaluation of the Merger.

The market prices of the municipal obligations that the Trusts invest in are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed income municipal obligations with longer remaining maturities typically fluctuate more than those of similarly rated fixed income municipal obligations with shorter remaining maturities. The market prices of zero coupon municipal obligations of any particular maturity tend to be more volatile than current pay obligations of the same maturity. The values of fixed income municipal obligations also may be affected by changes in the credit ratings or financial conditions of the issuing entities. The Trusts and BKN may also invest in floating rate municipal obligations the yields of which will vary in accordance with prevailing interest rates. The market value of floating rate municipal obligations tends to be affected by changes in prevailing interest rates to a lesser extent than fixed rate municipal obligations.

Effective duration reflects the sensitivity of a portfolio to interest rate fluctuations. A portfolio with a longer effective duration reacts more strongly to interest rate changes than a portfolio with a shorter effective duration. Duration is the weighted present value of principal and interest payments expressed in years. Duration may more accurately measure a portfolio's sensitivity to incremental changes in interest rates than weighted average maturity. For example, a portfolio with a duration of 5.0 years should have half the interest rate sensitivity of a portfolio with a duration of 10.0 years, because the portfolio with the shorter duration will receive payments (and can reinvest at prevailing interest rates) twice as quickly.

The following table sets forth the nominal yield and duration of BKN's and each Trust's portfolio of municipal obligations as of April 30, 1999 and for BKN on a pro forma basis assuming all the Mergers had occurred on such date.

                                          BMN   BMT   BRM    BKN   Pro Forma BKN
                                          ----  ----  ----  -----  -------------
Nominal Yield*........................... 3.59% 3.60% 3.88%  4.49%    [3.83%]
Effective Duration**..................... 4.68  5.56  7.30  10.90       6.72

--------
 * The nominal yield provided for each Trust and BKN represents the portfolio's internal rate of return given the weighted average price of portfolio securities and expected cash flows.
**Expressed in years.

The following tables set forth the high and low market price, net asset value and premium/discount to net asset value for BKN and for each Trust for the periods indicated.

                      PER SHARE DATA FOR BKN COMMON STOCK*
                     TRADED ON THE NEW YORK STOCK EXCHANGE

                                                                        Premium
                                                                     (Discount) to
                         Market Price**             Net Asset Value Net Asset Value
                         ---------------------      --------------- ----------------
         Period           High          Low          High     Low    High      Low
         ------          -------       -------      --------------- -------- -------
First Quarter 1997......      13           12 13/32  14.850  14.320  (11.32)  (13.30)
Second Quarter..........     13 1/4        12 1/4    14.970  14.180  (11.32)  (14.04)
Third Quarter...........     13 3/4        13 3/16   15.310  14.970   (9.05)  (11.54)
Fourth Quarter..........     13 7/8        13 5/16   15.460  15.070  (10.19)  (12.70)
First Quarter 1998......     14 7/16       13 3/4    15.680  15.330   (7.26)  (10.60)
Second Quarter..........     14 11/16      13 9/16   15.550  15.260   (5.95)  (10.89)
Third Quarter...........     15 3/8        14 9/16   15.830  15.430   (2.55)   (6.45)
Fourth Quarter..........      16           15 1/8    16.050  15.490    2.63    (4.63)
First Quarter 1999......     15 7/8        14 15/16  15.700  15.400    2.56    (3.85)
Second Quarter 1999.....     15 6/16       14 7/16   15.530  15.700   (0.42)   (3.31)
July 1, 1999 through
 [July 16], 1999........     14 11/16      14 1/4    14.760  14.820   (0.76)   (2.58)

                      PER SHARE DATA FOR BMN COMMON STOCK*
                     TRADED ON THE NEW YORK STOCK EXCHANGE

                                                                      Premium
                                                         Net       (Discount) to
                         Market Price**              Asset Value  Net Asset Value
                         ---------------------      ------------- ----------------
         Period           High          Low          High   Low    High      Low
         ------          -------       -------      ------ ------ -------- -------
First Quarter 1997......     10 1/2        10 1/8   11.070 10.810   (5.18)   (7.70)
Second Quarter..........     10 3/4        10 1/8   11.030 10.730   (2.25)   (5.00)
Third Quarter...........      11           10 9/16  11.190 11.030   (1.11)   (5.18)
Fourth Quarter..........      11           10 9/16  11.220 11.070   (1.99)   (4.37)
First Quarter 1998......     11 3/8        10 7/16  11.320 11.130     .09    (6.56)
Second Quarter..........      11           10 5/16  11.190 11.050   (1.17)   (6.53)
Third Quarter...........     11 15/16      10 3/4   11.250 11.080    (.20)   (3.33)
Fourth Quarter..........     11 3/4        11 13/16 11.350 11.190    3.98     (.47)
First Quarter 1999......     11 3/8        10 13/16 11.300 11.110    1.47    (4.31)
Second Quarter 1999.....     11 1/8        10 1/4   11.160 10.820  (1.430)  (5.510)
July 1, 1999 through
 [July 16], 1999........     10 7/8        10 10/16 10.860 10.840   0.140    (2.07)

--------
 * Calculations are based on common shares outstanding on the last day of each period indicated.
**As reported in the consolidated transaction system.

                      PER SHARE DATA FOR BMT COMMON STOCK*
                     TRADED ON THE NEW YORK STOCK EXCHANGE

                                                                  Premium
                                                               (Discount) To
                             Market Price**   Net Asset Value Net Asset Value
                            ----------------- --------------- ----------------
          Period              High     Low     High     Low    High      Low
          ------            -------- -------- --------------- -------- -------
First Quarter 1997........  10 1/2   10        10.990  10.720   (3.76)   (7.58)
Second Quarter............  10 5/8   10 1/8    10.970  10.630   (3.54)   (6.16)
Third Quarter.............  10 15/16 10 3/8    10.875  10.438   (1.32)   (5.97)
Fourth Quarter............  11       10 9/16   11      10.625   (1.79)   (4.28)
First Quarter 1998........  11 5/16  10 9/16   11.330  11.150     .02    (5.44)
Second Quarter............  11 3/16  10 5/8    11.210  11.080    (.31)   (4.54)
Third Quarter.............  11 3/8   11 1/16   11.270  11.110     .90    (1.32)
Fourth Quarter............  11 7/8   11 1/8    11.370  11.200    5.37    (1.81)
First Quarter 1999........  11 5/8   10 13/16  11.320  11.150    3.70    (4.48)
Second Quarter 1999.......  11 5/8   10 5/8    11.200  10.830    4.17    (2.63)
July 1, 1999 through [July
 16], 1999................  10 7/8   10 7/16   10.860  10.880   (0.62)   (3.40)

                     PER SHARE DATA FOR BRM COMMON STOCK *
                     TRADED ON THE NEW YORK STOCK EXCHANGE

                                                                Premium
                                                             (Discount) To
                           Market Price**   Net Asset Value Net Asset Value
                          ----------------- --------------- -----------------
          Period            High     Low     High     Low    High      Low
          ------          -------- -------- --------------- -------- --------
First Quarter 1997....... 14 5/8   14        16.150  15.660   (7.32)   (11.05)
Second Quarter........... 14 13/16 14 1/8    16.210  15.520   (7.23)    (9.70)
Third Quarter............ 15 3/16  14 13/16  16.570  16.220   (7.11)    (9.90)
Fourth Quarter........... 15 1/4   14 7/8    16.800  16.360   (7.84)   (10.29)
First Quarter 1998....... 15 3/4   15 1/8    17.030  16.650   (6.80)    (9.44)
Second Quarter........... 15 9/16  14 7/8    16.820  16.560   (7.52)   (10.07)
Third Quarter............ 16       15 7/16   17.080  16.680   (5.95)    (7.79)
Fourth Quarter........... 16 3/8   15 13/16  17.290  16.960   (5.15)    (7.10)
First Quarter 1999....... 16       15 1/2    17.270  16.940   (5.48)    (9.89)
Second Quarter 1999...... 15 7/8   15 1/8    17.030  16.330   (5.85)    (9.17)
July 1, 1999 through
 [July 16], 1999......... 15 7/8   15 13/16  16.460  16.380   (3.55)    (6.74)

--------
 * Calculations are based on common shares outstanding on the last day of each period indicated.
**As reported in the consolidated transaction system.

Each of BMN, BRM and BMT currently is scheduled to terminate on December 31 of 2006, 2008 or 2010, respectively, whereas BKN has no scheduled termination date and intends to continue operating indefinitely. If the Merger of any of the Trusts is completed, the shareholders of that Trust will no longer have a likelihood of receiving a specified distribution of either $10 or $15 on that Trust's scheduled termination date. BKN has no scheduled termination date and, if the Merger of any Trust is completed, common shareholders of such Trust will be dependent on the trading prices of BKN common shares available in the market for the sale of their shares. Such market prices may be at, above or below the amount they would have received upon termination of their Trust.

Each of the Trusts and BKN utilizes a leveraged capital structure through the issuance of perpetual preferred stock whose dividend rates are reset weekly or monthly by auction in relation to prevailing short-term municipal rates. Utilization of leverage through the issuance of preferred stock is a speculative investment technique and involves certain risks to the holders of common stock. These include the possibility of higher volatility of the net asset value of the common stock, potentially more volatility in the market value of the common stock and fluctuations in the dividend rate on the preferred stock that may affect the yield to holders of common stock. So long as a Trust or BKN is able to realize a higher net return on its investment portfolio than the then current dividend rate of any preferred stock together with other related expenses, the effect of the leverage will be to cause holders of common stock to realize a higher current net investment income than if such Trust or BKN were not so leveraged. On the other hand, to the extent that the then current dividend rate on any preferred stock approaches the net return on a Trust's or BKN's investment portfolio, the benefit of leverage to holders of common stock will be reduced, and if the then current dividend rate on any preferred stock were to exceed the net return on such Trust's or BKN's portfolio, the leveraged capital structure would result in a lower rate of return to holders of common stock than if such Trust or BKN were not so leveraged. Similarly, since any decline in the net asset value of the investments will be borne entirely by holders of common stock, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the common stock than if the Trust or BKN were not leveraged. Any such decrease would likely be reflected in a decline in the market price of the common stock. If the Trust's or BKN's current investment income were not sufficient to meet dividend requirements on any preferred stock, it could be necessary for the Trust or BKN to liquidate certain of its investments, thereby reducing the net asset value attributable to the common stock. Moreover, while dividends on preferred stock, which will be cumulative, are unpaid, no dividends would be permitted to be paid on common stock until the Trust became current in its payments of dividends on the preferred stock.

With respect to the outstanding preferred shares of each Trust and BKN, as of April 30, 1999, the asset coverage was 298.2% for BKN, 324.3% for BMN, 322.1% for BMT and 323.8% for BRM. If the Mergers had occurred as of that date, the asset coverage of BKN would have been 313.2%, which significantly exceeds the minimum asset coverage required by the Investment Company Act of 1940, as amended (the "1940 Act") and rating agency guidelines. If the BKN issues additional preferred shares of BKN after the completion of the Mergers, as currently is contemplated, BKN anticipates that its asset coverage would be approximately 265.5% immediately after such issuance. See "Description of Preferred Shares of RAA and the Trusts--Additional Preferred Shares."

The following table sets forth for BKN and each Trust as of April 30, 1999 and for BKN on a pro forma basis assuming all of the Mergers are completed the percentage of its portfolio invested in securities rated in the four highest rating categories by Moody's and Standard & Poor's.

                                                                       Pro Forma
 Ratings                                       BMN BMT   BRM    BKN       BKN
 -------                                       --- ---   ---   -----   ---------
Aaa/AAA....................................... 100 100%* 100%* 63.10**   93.59**
Aa/AA.........................................   0   0     0   11.90      2.07
A/A...........................................   0   0     0   17.86      3.10
Baa/BBB.......................................   0   0     0    7.14      1.24

--------
 * Represents the claims paying ability of the insurance companies that insure the municipal obligations in which BMT and BRM invest.
** Includes unrated securities deemed by the Adviser to have a credit quality equivalent to Aaa/AAA, and short-term securities rated A-1/P-1. As of April 30, 1999, unrated securities comprised 11.91% of BKN's portfolio and short-term securities comprised 2.38% of BKN's portfolio.

See "Comparison of The Trusts and BKN--Investment Objectives and Policies" for a discussion of the credit quality of the portfolio securities of the Trusts and BKN, and see Annex A to the Statement of Additional Information for a general description of Moody's and Standard & Poor's ratings of municipal obligations.

From time to time BKN and each Trust may invest in municipal obligations the interest on which would be subject to the alternative minimum tax ("AMT"). BKN and each Trust expects that no more than 20% of its respective assets will be invested in municipal obligations subject to such tax at any time. As of April 30, 1999, approximately 15.9% of BKN's portfolio securities were subject to the AMT. As of April 30, 1999, none of BMN's, BMT's and BRM's respective portfolio securities were subject to the AMT. Based on the foregoing, approximately 4.0% of BKN's portfolio securities would have been subject to the AMT on a pro forma basis, assuming all of the Mergers were completed on such date. BKN may not be a suitable investment for investors who are subject to the AMT.

The Trusts and BKN may purchase securities as to which no liquid trading market exists. Such illiquid securities may include unrated securities and securities such as lease obligations and small issues for which market quotations are not readily available. Should a Trust or BKN desire to sell such securities, such Trust or BKN would be subject to the risk that it may not be able to find a ready buyer at the price which such Trust or BKN believes reflects the value of these securities, as dealers may not maintain daily markets in these securities and retail secondary markets may not exist. In that case, the Trust or BKN may be forced to withdraw such securities from sale or accept a price which, in its opinion, does not reflect the value of these securities. The value of such Trust's net assets could be adversely affected as a result. To the extent a Trust invests in newer types of municipal obligation products, it may be subject to the risk that such assets may become illiquid even though they were considered to be liquid at the time of investment.

From time to time, any of the Trusts' and BKN's investments may include securities as to which such Trust or BKN, by itself or together with other funds or accounts managed by the Investment Adviser, holds a major portion or all of an issue of municipal obligations. Because relatively few potential purchasers may be available for these investments and, in some cases, contractual restrictions may apply on resales, such Trust or BKN may find it more difficult to sell these securities at a time when the Investment Adviser believes it is desirable to do so.

The charter (the "Charter") of each of the Trusts and BKN includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trusts or BKN and which will require the vote of 75% of the shares of Common Stock in addition to the favorable vote (which may entail approval of a majority or up to 75%) of any other class of stock to convert the Trust to open-end status.

                             THE PROPOSED MERGERS

The terms and conditions of the Mergers are set forth in the Merger Agreement. Significant provisions of the Merger Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Appendix I to this Combined Proxy Statement/Prospectus.

Description of the Mergers. The Merger Agreement provides for the merger of each of the Trusts into BKN. As a consequence, the separate existence of each Trust participating in a Merger would cease, BKN would by operation of law own all of the assets and be subject to all of the liabilities of such Trust, each shareholder of such Trust would become a shareholder of BKN on the terms described below and the Charter, bylaws, directors and officers of BKN immediately prior to the closing of such Merger would remain the Charter, bylaws, directors and officers of BKN as the surviving company after such Merger.

Upon completion of any Merger, (i) each of the outstanding common shares of the Trust participating in such Merger will, without any action on the part of the holder thereof, be converted into and exchangeable for that number of shares of common stock, par value $.01 per share, of BKN ("BKN Common") having the same aggregate net asset value on the last business day prior to the date of completion of such Merger as such share of common stock of such Trust and
(ii) each of the outstanding preferred shares of such Trust will, without any action on the part of the holder thereof, be converted into one share of a series of preferred stock, liquidation value $25,000 per share, of BKN ("BKN Preferred" and together with the BKN Common, the "BKN Shares") having the same terms, including auction dates, dividend periods and dividend payment dates, as such series of preferred stock of such Trust, except that (x) the initial dividend rate of the newly issued shares of BKN Preferred will be the same as that established in the most recent auction of the corresponding series of preferred shares of the merging Trust, (y) dividends on the newly issued shares of BKN Preferred will, in effect, accrue from the beginning of the dividend period for the corresponding series of preferred shares of the merging Trust to and including the last day of the dividend period for the corresponding series of preferred shares of the merging Trust and (z) the initial auction for newly issued shares of BKN Preferred will be held on the day on which the auction next succeeding the date of such Merger would have been held for the corresponding series of preferred shares of the merging Trust, but for the Merger.

In addition, each Trust participating in a Merger will declare a special dividend (each a "Special Dividend"), payable to holders of record of its common shares immediately prior to such Merger, in an amount at least equal to the amount necessary for each Trust to satisfy the requirements of Section 852(a)(1) of the Code, the compliance with which is necessary for each Trust to qualify as a regulated investment company for Federal income tax purposes for its taxable year ending on the day on which the Closing occurs. Although the precise amount of each such special dividend will not be known until the time of the corresponding Merger, it is currently anticipated that the amount of such dividend will be approximately $0.3961 per share in the case of BMN, $0.4889 per share in the case of BRM and $0.2273 per share in the case of BMT. Such dividends will reduce the net asset value per common share of each Trust for purposes of determining the number of shares of BKN Common issuable in respect of such common shares. Such dividends will be payable in the form of additional shares of common stock of each respective Trust (which will convert into common shares of BKN by operation of the Mergers) or in cash, at the
election of the stockholder. Such dividends will be paid on or before      ,
1999 in shares of BKN Common, unless a holder of common shares of a Trust
elects to receive cash on or before      , 1999. Such election may be made by
shareholders on a form that will be mailed to them at least   days prior to
the election deadline or within 15 days after merger.

The net asset value per share of the common stock of the Trusts and BKN Common shall be computed as of the close of business on the last business day prior to the date on which the Merger is completed by dividing the value of each respective Trusts' and BKN's total assets, less liabilities and less the aggregate liquidation preference of all of their respective outstanding preferred shares and any accumulated and unpaid dividends thereon, by the number of their respective common shares outstanding. In determining the value of the Trusts' and BKN's assets, State Street Bank & Trust Company will utilize the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of the Trusts and BKN pursuant to procedures utilized by BKN to value its own assets and to determine its own liabilities, which procedures are substantially similar to those currently used by each Trust. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Trusts) are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed periodically by the officers of each Trust and BKN under the general supervision of the Board of Directors of the relevant Trust or BKN.

No fractional shares of BKN Common will be issued. In lieu thereof, BKNs's transfer agent will aggregate all fractional shares of BKN Common and sell the resulting whole shares of BKN Common on the NYSE for the account of all shareholders of fractional interests, and each such shareholder will be entitled to his or her pro rata share of the proceeds of such sale upon surrender of his or her Trust common share certificates.

Following each Merger, each preferred shareholder of the merging Trust will own the same number of shares of BKN Preferred as he or she held of preferred shares of such Trust, and the BKN Preferred shares will have rights and preferences the same as those of the preferred shares of such Trust. The "Initial Dividend Period" for newly issued shares of BKN Preferred will be the same dividend period in effect for the corresponding series of preferred shares of the merging Trust in effect immediately prior to the Merger. The dividend rate for newly issued shares of BKN Preferred for such Initial Dividend Period thereof will be the dividend rate in effect immediately prior to the Merger for the corresponding series of preferred shares of the merging Trust. The initial auction for the newly issued shares of BKN Preferred issued pursuant to the Mergers will be held on the day on which the auction next succeeding the Merger would have been held for the preferred shares of the corresponding series of preferred shares of the merging Trust but for the Merger.

Under the terms of the Merger Agreement, each Merger is conditioned upon (i) approval by the shareholders of the relevant Trust and BKN, as described under "Votes Required for the Mergers" below, (ii) such Trust's and BKN's receipt of written advice from Moody's (a) confirming that consummation of the Merger will not impair the Aaa ratings assigned to the outstanding preferred shares of BKN and (b) assigning Aaa ratings to the shares of BKN Preferred to be issued pursuant to the Merger, (iii) such Trust's and BKN's receipt of an opinion to the effect that the Merger will qualify as a tax-free reorganization under the Code, (iv) such Trust's and BKN's receipt of certain routine certificates and legal opinions, (v) such Trust not owning any assets or being subject to any liabilities that BKN is prohibited from acquiring or assuming and (vi) the SEC not taking any action to prohibit the Merger. None of the Mergers is conditioned on the occurrence of any of the other Mergers and accordingly one or more of the proposed Mergers may occur while one or more of the other proposed Mergers may not occur. Assuming satisfaction of the conditions in the Merger Agreement, the Closing will be effective on November 30, 1999 or such other date as agreed to by the parties.

The Merger Agreement may be terminated as to any of the Mergers and such Merger may be abandoned, whether before or after approval by shareholders of any Trust or BKN, at any time prior to the Closing (i) by BKN in its sole discretion, (ii) by any Trust if any condition to that Trust's obligations under the Merger Agreement has not been satisfied or waived, (iii) by the mutual consent of the parties or (iv) by any party to a Merger if the Merger has not occurred by December 31, 1999. The Merger Agreement provides further that at any time before or (to the extent permitted by law) after approval of the Merger Agreement by the shareholders of the Trusts (x) the parties may, by written agreement authorized by their respective Boards of Directors and with or without the approval of their shareholders, amend any of the provisions of the Merger Agreement provided that such amendment does not materially adversely affect the shareholders of the parties and (y) any party may waive any default by another party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the Board of Directors of the waiving party with or without the approval of such party's shareholders) if in the judgment of the Boards of Directors such action or waiver would not have a material adverse effect on the benefits intended under this Agreement.

Surrender and Exchange of Trust Share Certificates. After the Closing, each holder of an outstanding certificate or certificates formerly representing common shares of each merging Trust will be entitled to receive, upon surrender of his or her certificates, a certificate or certificates representing (i) the number of BKN Common shares exchangeable for such holder's common shares of the merging Trust, (ii) the number of BKN Common shares payable as the special dividend declared by such Trust prior to the Merger, unless the shareholder has elected to receive cash in which case the shareholder shall receive such dividend in cash and (iii) cash in lieu of any fractional BKN Common shares.

Promptly after the Closing, the Transfer Agent will mail to each holder of certificates formerly representing Trust shares a letter of transmittal for use in surrendering his or her certificates for certificates representing BKN Common shares and cash in lieu of any fractional BKN Common shares.

After the Closing, each holder of an outstanding certificate or certificates formerly representing preferred shares of a Trust will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of BKN Preferred distributable with respect to such holder's preferred shares of such Trust. Promptly after the Closing, the transfer agent for the BKN Preferred will mail to each holder of certificates formerly representing preferred shares of a Trust a letter of transmittal for use in surrendering his or her certificates for certificates representing preferred shares of such Trust.

Shareholders should not send in any share certificates at this time. Upon consummation of the Mergers, holders of Trust shares will be furnished instructions for exchanging their Trust share certificates for BKN share certificates and, if applicable, cash in lieu of fractional BKN Common shares.

From and after the Closing, certificates formerly representing Trust shares will be deemed for all purposes to evidence ownership of the number of BKN Shares distributable with respect to such Trust shares in the Mergers, provided that until such Trust share certificates have been so surrendered, no dividends payable to the holders of record of BKN Shares as of any date subsequent to 30 days after a Merger are required to be paid to the holders of such outstanding Trust share certificates. Unpaid dividends on BKN shares to holders of record as of any date after such 30th day and prior to the exchange of certificates by any Trust shareholder will be paid to such shareholder, without interest, at the time such shareholder surrenders in proper form his or her Trust share certificates for exchange.

From and after the Closing, there will be no transfers on the record transfer books of the Trusts. If, after the Closing, certificates representing Trust shares are presented to the Trusts, they will be cancelled and exchanged for certificates representing BKN shares and, if applicable, the cash in lieu of fractional BKN common shares distributable with respect to such fractional BKN shares.

Appraisal Rights. Under Maryland law, stockholders of an investment company whose shares are traded publicly on a national securities exchange, such as each Trust, are not entitled to demand the fair value of their shares in connection with the Merger of their Trust; therefore, the common shareholders of each Trust will be bound by the terms of the Mergers, if approved at the special shareholders meetings. However, any common shareholder of a Trust may sell his or her common shares at any time on the NYSE. Conversely, since the preferred shares of each Trust are not traded publicly on a national securities exchange, such preferred shareholders will be entitled to demand and receive payment of the fair value of such preferred shareholder's shares upon the consummation of the Mergers. As shareholders of the corporation acquiring the Trusts, neither holders of BKN Common nor holders of BKN Preferred are entitled to appraisal rights under Maryland law.

Under Maryland law, a preferred shareholder of a Trust desiring to receive payment of the fair value of his or her stock (an "objecting stockholder") (i) must file with the Trust a written objection to the Merger at or before the Meeting, (ii) must not vote in favor of the Merger and (iii) must make written demand on BKN for payment of his or her stock stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department of Assessments and Taxation accepts for filing the Articles of Transfer with respect to the Merger (BKN is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Merger. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distributions payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes will be the date of the Meetings. A demand for payment of fair market value may not be withdrawn, except upon the consent of BKN. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting shareholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.

Reasons for the Mergers; Board Consideration. At the August 12, 1998 meeting of the Boards of Directors of the Trusts and BKN, each Board was advised that the Investment Adviser was studying whether mergers of the Trusts with BKN would be in the best interests of the shareholders. Following that meeting, the Investment Adviser completed its studies and at a meeting of the Boards of Directors of the Trusts held on May 13, 1999, the Investment Adviser presented a preliminary proposal for the Mergers. The preliminary proposal was discussed by the Boards at such meeting, after which the Boards requested additional information from the Investment Adviser. This additional information was considered in depth by the Boards of Directors of each Trust and BKN at a meeting held on July 12, 1999. At that meeting, the Boards of Directors of each Trust and BKN (the "Boards"), which consist of the same individuals, concluded that each Merger is in the best interests of the shareholders of each respective Trust and BKN, approved the Merger Agreement and approved the submission of the Merger Agreement to each Trust's and BKN's shareholders for approval.

Also on July 12, 1999, the Board of Directors of BKN approved the filing of amended Articles Supplementary to BKN's Charter setting forth the designation of and establishing the number of shares, powers, rights and preferences of each series of BKN Preferred that may be issued to holders of preferred shares of the Trusts as part of each Merger.

The Boards of Directors of each of the Trusts and BKN recommended that the Shareholders of each of the Trust and BKN vote FOR the proposal relating to the Merger Agreement.

In reviewing the proposed Mergers, the Board of Directors of each Trust and BKN considered the potential impact of the relevant Merger or Mergers on its shareholders, including but not limited to (i) the terms and conditions of the Merger Agreement, (ii) the capabilities, practices and resources of the organizations that provide investment advisory and certain other services to the Trusts and BKN and of the organizations that would provide such services to BKN after the Mergers, and the terms on which these services are and would be provided; (iii) the investment objectives, policies and restrictions of the Trusts and BKN and their compatibility; (iv) the historical investment performance of the Trusts and BKN and anticipated future influences on such investment performance with and without the Mergers; (v) the historical and projected operating expenses of the Trusts and BKN and the projected pro forma operating expenses of BKN; (vi) the terms of the preferred shares of any of the Trusts and BKN; (vii) the anticipated tax consequences of each Merger;
(viii) the shift on the part
of the Trusts' shareholders to a perpetual fund rather than one having a stated term; (ix) the trading history of the common shares of the Trusts and BKN and the anticipated impact of the Mergers on the market price of such common shares; and (x) the costs associated with the Mergers.

In approving the Mergers, the Boards identified certain benefits that are likely to result from merging the Trusts with BKN, including: higher distribution rates; the payment of a special dividend to the common shareholders of each participating Trust immediately prior to the Merger; reducing the impact on shareholders of the Trusts of having portfolio securities being called by their issuers, because BKN would be able to reinvest the proceeds from called portfolio securities in securities with longer maturities and higher rates of interest (rather than securities with shorter maturities and lower rates of interest required by the limited term of the Trusts); increased possibility of trading at a lower or at no discount from or at a premium to net asset value; and a more liquid trading market for common shares of the Trusts after being merged with BKN. The Boards also considered the possible adverse effects and estimated costs of merging the Trusts with BKN. See "Risks and Special Considerations Regarding the Mergers."

Higher Distribution Rate. Based on data presented by the Investment Adviser regarding each Trust's and BKN's current distribution rate and the absence for BKN of the requirement to retain income in order to be able to meet an objective of distributing a specified amount at a specified termination time, the Board of Directors of each of the Trusts and BKN anticipates that the monthly distribution rate of BKN will be higher per dollar of net assets attributable to a share of common stock than would be the case for any of the Trusts by itself and for BKN by itself.

Special Dividend. Each Trust, as part of its investment objective, seeks to return to its common shareholders the initial offering price of its common shares upon the expiration of the Trust. In order to assure that a Trust will be able to achieve this portion of its investment objective, the Trust retains each year a portion of its net investment income and holds such income until the expiration of the Trust. In connection with the Mergers, each merging Trust will pay its common shareholders immediately prior to its Merger a special dividend out of such retained income. As of April 30, 1999, the Investment Adviser estimates these distributions to be: $0.3961 per share for BMN, $0.4889 per share for BRM and $0.2273 per share for BMT. These distributions will be exempt from regular Federal income tax.

Reduced Reinvestment Risk. The terms of municipal obligations often give their issuers the right periodically to "call" or repay their municipal obligations. Issuers will exercise call rights when interest rates decline and they can refinance their municipal obligations at lower interest rates. At the time the Trusts were formed, most of the municipal obligations available in the market were subject to call provisions. Because interest rates have declined, the Investment Adviser believes that many of the municipal obligations owned by the Trusts will be called prior to the termination of the Trusts. The Investment Adviser would then reinvest the proceeds from the called securities in other municipal obligations but, because the Trusts have a limited term, would be required to reinvest in municipal obligations maturing prior to the expiration of each respective Trust's term. The relatively short term remaining for each Trust would require the Investment Adviser to reinvest in shorter term municipal obligations with relatively lower interest rates. The Mergers would result in the Investment Adviser being able to reinvest the proceeds from called portfolio securities in municipal obligations with longer maturities and relatively higher interest rates, because BKN has an indefinite term.

Potential for Improved Stock Price Performance. Based on data presented by the Investment Adviser regarding the trading patterns of the Trusts and BKN, as well as other leveraged municipal bond funds, and regarding the potential impact of higher distribution rates, the Board of Directors of each of the Trusts and BKN believe that the common shares of BKN may trade at a lower or no discount from net asset value following the Mergers. In this connection, the Boards of Directors noted that the market value of common stocks issued by closed-end municipal bond funds historically have had a high correlation with the distribution rates on such stock, and that a higher distribution rate as a result of the Mergers may produce positive stock price performance.

Increased Liquidity. The Mergers would result in BKN having a significantly larger number of common shares outstanding, and a significantly larger number of common shareholders, than any individual Trust or than BKN prior to the Mergers. Market prices of common shares of smaller trusts are likely to experience greater spreads between their bid and offer prices than market prices of common shares of larger trusts, and that increasing the size of BKN by merging one or more of the Trusts with BKN should result in a higher average daily trading volume, a narrower average spread between bid and offer prices and reduced price volatility for its common shares. There can be no assurance that the Mergers will produce these anticipated benefits. However, the Boards of the Trusts and BKN believe that these results, if obtained, would benefit holders of common shares by affording them a more liquid trading market for their shares and the opportunity for more favorable price execution in trading the common shares.

In approving the Mergers, the respective Boards of the Trusts and BKN also considered a report of the Investment Adviser indicating that the Mergers should have a beneficial overall effect on the financial status and ongoing performance of BKN, and considered such measures as nominal yield, annual net earnings, annual dividends, dividend rates as a percentage of market price, management fees and undistributed net investment income balances. The Boards of the Trusts and BKN also examined the relative credit strength, maturity characteristics, preferred share asset coverages and mix of type of securities of the Trust's and BKN's portfolios of municipal obligations and the costs involved in the Mergers. The Boards noted the many similarities between the Trusts and BKN. Based on these factors, the Boards determined that the Mergers are likely to provide benefits to the shareholders of each Trust, as discussed above, that outweigh the possible adverse effects and the costs (including legal, accounting and administrative costs, some of which have already been incurred in evaluating and analyzing the Mergers) presented by the Mergers.

Expense Ratios. In evaluating the Mergers, the Boards of Directors of each Trust considered the increase in expense ratios that will be experienced by common shareholders of BMN and BRM. The average aggregate expense ratios for each Trust's latest three fiscal years was 0.86% for BMN, 0.95% for BMT and 0.92% for BRM. The anticipated aggregate pro forma expense ratio for BKN, assuming that all of the Mergers are completed, is 0.94%. Because the dividends paid to the preferred shares of the Trusts are not affected by the increase in expenses, the common shareholders of the Trusts will bear the entire impact of the increase in expense ratios. The Boards of Directors also considered that the anticipated aggregate pro forma expense ratio for BKN will be [less than/approximately the same as] the average aggregate expense ratio for closed-end national municipal bond funds as reported in information prepared by Lipper and presented to the Boards by the Investment Adviser. In recommending that the common shareholders of each Trust approve such Trust's Merger into BKN, the Boards of Directors concluded that the anticipated benefits of higher distribution rates on the common shares, the special dividend to be paid to common shareholders of the Trusts prior to the Mergers, the potential reduction in reinvestment risk and the enhanced likelihood that the common shares of BKN will trade at a lower or no discount to net asset value after the Mergers outweighed the detriment of higher expense ratios. The aggregate expense ratio of BKN will be reduced as a result of the Mergers, which will benefit the current shareholders of BKN.

Indefinite Term. Each of BMN, BRM and BMT currently is scheduled to terminate on December 31 of 2006, 2008 and 2010, respectively. As part of each such Trust's investment objective, it seeks to distribute to its common shareholders $10, $15 and $10 per common share, respectively, in connection with its termination. BKN has no scheduled termination date and, if the Merger of any Trust is completed, common shareholders of such Trust will be dependent on the trading prices available in the market for the sale of their shares. Such market prices may be at, above or below the amount they would have received upon termination of their Trust. In recommending that the common shareholders of each Trust approve such Trust's Merger into BKN, the Boards of Directors determined that the Mergers are likely to provide benefits to the shareholders of each Trust, as discussed above, that outweigh the possible market risks associated with the disposition of their common shares following the Mergers.

Expenses of the Mergers. In evaluating the Merger, the Investment Adviser estimated the amount of expenses the Trusts and BKN would incur to be approximately $1,380,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees and proxy and distribution costs. These estimates were based on information provided by the Trusts' and BKN's service providers. The Merger Agreement provides that the Trusts and BKN will each be responsible for that portion of the expenses of the Mergers equal to the proportion its total assets bears to the combined total assets of the Trusts and BKN.

In approving the Mergers, the respective Boards of Directors determined that the Mergers should result in no dilution of the interests of the respective Trusts' and BKN's existing shareholders.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The consummation of each of the Mergers is conditioned upon, among other things, the receipt by BKN and the relevant Trust of an opinion as of the Closing from Skadden, Arps, Slate, Meagher & Flom LLP to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code, and BKN and the relevant Trust will each be a party to such reorganization within the meaning of Section 368(b) of the Code. Accordingly, no gain or loss will be recognized by BKN or a Trust as a result of the Merger, and no gain or loss will be recognized by a shareholder of a Trust who receives BKN Shares (as defined herein) for shares of such Trust exchanged therefor (except with respect to any cash received in lieu of a fractional interest in BKN Shares and the Special Dividend). The opinion referred to above has been filed as an exhibit to the Registration Statement of which this Combined Proxy Statement/Prospectus is a part.

The aggregate tax basis of the BKN Shares to be received by shareholders of a Trust will be the same as the aggregate tax basis in the shares of such Trust surrendered in exchange therefor (reduced by any amount allocable to a fractional share interest for which cash is received), and the holding period of the BKN Shares to be received by shareholders of a Trust in connection with the Merger will include the holding period of the shares of such Trust surrendered in exchange therefor, provided that the shares in such Trust are held as a capital asset at the Closing.

Cash received in lieu of a fractional BKN Share will be treated as received in redemption for such fractional interest, and gain or loss will be recognized, measured by the difference between the amount received and the portion of the tax basis of a Shareholder's shares in a Trust allocable to such fractional interest. Such gain or loss generally will constitute capital gain or loss if the shares of such Trust are held as a capital asset at the Closing, and will be long-term capital gain or loss if the holding period of such shares is greater than one year at the Closing.

It is intended that each Special Dividend constitute a distribution from the relevant Trust. As such, each distribution will be treated as ordinary income (except to the extent eligible for designation by the relevant Trust as an exempt-interest dividend or a capital gain dividend), whether a shareholder receives the Special Dividend in stock or elects to receive cash in lieu of stock.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Mergers. An opinion of counsel is not binding on the IRS, and there can be no assurance that the IRS would not adopt a contrary position or that the IRS position would not be sustained by a court. THE ABOVE DISCUSSION MAY NOT APPLY TO PARTICULAR CATEGORIES OF HOLDERS OF SHARES OF A TRUST SUBJECT TO SPECIAL TREATMENT UNDER THE CODE, SUCH AS [PREFERRED SHAREHOLDERS OF A TRUST WHO ELECT APPRAISAL RIGHTS,] FOREIGN HOLDERS OR HOLDERS WHOSE SHARES WERE ACQUIRED PURSUANT TO THE EXERCISE OF AN EMPLOYEE STOCK OPTION OR OTHERWISE AS COMPENSATION. SHAREHOLDERS OF THE TRUSTS ARE URGED TO CONSULT THEIR TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES OF THE MERGERS TO THEM, INCLUDING ANY STATE, LOCAL OR OTHER TAX CONSEQUENCES OF THE MERGERS.

                                VOTING MATTERS

General. This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors of each Trust and BKN of proxies to be voted at the Meeting and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Shareholders Meeting. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies which instruct them to vote against the proposals.

The Meeting is scheduled as a joint meeting of the respective shareholders of the Trusts and BKN because the shareholders of all of the Trusts and BKN are expected to consider and vote on similar matters. The Board of each Trust and BKN has determined that the use of a joint proxy statement/prospectus for the Meeting is in the best interest of each of the Trusts' and BKN's shareholders. In the event that any shareholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of his or her Trust's meeting to a time immediately after the Meeting so that his or her Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust and BKN will vote separately on the proposal.

The cost of soliciting proxies will be borne by each of the Trusts and BKN in proportion to the amount of proxies solicited on behalf of each Trust and BKN. In addition, certain officers, directors and employees of each of the Trusts, BKN, the Investment Adviser and the administrator of each Trust and BKN (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. In addition, certain of the Trusts and BKN may employ Shareholder Communications Corporation pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and BKN and is estimated to be approximately $3,500 per Trust.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions will be counted as present but not voting with respect to those proposals from which a shareholder abstains. Broker non-votes will be treated as shares that are not present. Unless instructions to the contrary are marked, shares represented by all properly executed proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary at the address indicated above or by voting in person at the Meeting.

The Board of each Trust and BKN knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

The Board of each Trust and BKN has fixed the close of business on     , 1999,
as the record date for the determination of stockholders of each Trust and BKN entitled to notice of and to vote at the Meeting or any adjournment thereof.

At the close of business on April 30, 1999, BKN and each Trust had outstanding the number of common shares and preferred shares set forth below:

                                                  Amount Held Amount Outstanding
                                                  by Fund for    Exclusive of
                                        Amount      its Own    Amount Shown in
Fund                      Designation Authorized    Account    Previous Column
----                      ----------- ----------- ----------- ------------------
BKN...................... Common      199,994,800     0           16,707,093
                          Preferred:
                              T7            2,600       0              2,600
                              T28           2,600       0              2,600
BMN...................... Common      199,991,000     0           45,410,639
                          Preferred:
                              W7            3,000       0              3,000
                              W28           3,000       0              3,000
                              F7            3,000       0              3,000
BMT...................... Common      199,994,800     0           25,985,639
                          Preferred:
                              M7            2,600       0              2,600
                              M28           2,600       0              2,600
BRM...................... Common      199,991,760     0           27,207,093
                          Preferred:
                              T7            2,060       0              2,060
                              T28           2,060       0              2,060
                              R7            2,060       0              2,060
                              R28           2,060       0              2,060

For each Trust and BKN, the class or classes of shares listed above are the only authorized class or classes of shares.

The principal executive offices of BRM and BKN are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, the principal executive offices of BMN are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and the principal executive offices of BMT are located at 1285 Avenue of the Americas, New York, New York 10019. The enclosed proxy or proxies and this proxy statement are first being sent to the Trusts' and BKN's
shareholders on or about     , 1999.

Each Trust and BKN will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number
(800) 227-7BFM(7236)).

As of April 30, 1999, to the knowledge of each Trust and BKN, no person beneficially owned more than 5% of the common shares or preferred shares of any Trust or BKN.

All proxies received will be voted in favor of the proposal, unless otherwise directed therein.

If the accompanying proxy is or the accompanying proxies are executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy or proxies on all matters that may properly come before the Meeting.

Voting Requirements Of The Trusts

Votes of Common Shareholders as a Separate Class. Common shareholders of each Trust are being asked to approve the Merger Agreement pursuant to Maryland law and under the Charter of the respective Trust. Because of the separate class vote with respect to the preferred stock of each Trust described below, the Charter of each Trust requires the common stock of each Trust to vote as a separate class with respect to the Merger and the related Merger Agreement. The affirmative vote of shareholders representing at least a majority of the outstanding common shares of a Trust is required to approve the Trust's Merger and the related Merger Agreement.

Votes of Preferred Shareholders as a Separate Class. Preferred shareholders of each Trust are being asked to approve the Merger Agreement pursuant to the Articles Supplementary pertaining to each series of preferred shares, Maryland law and as a "plan of reorganization" under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a separate class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the Board of Directors of each Trust does not believe that the holders of preferred shares of any Trust would be materially adversely affected by the Merger, it is possible that there may be insignificant adverse effects (such as where the asset coverage with respect to the shares of BKN Preferred issued pursuant to the Merger is slightly more or less than the asset coverage with respect to the preferred shares of Trusts for which they are exchanged or such as the absence of a fixed termination date for BKN). Accordingly, each Trust is seeking approval of the Merger Agreement by the holders of preferred shares of each Trust. Accordingly, the affirmative vote of shareholders representing at least a majority of the outstanding preferred shares of a Trust, with all the series of preferred shares of such Trust voting together as a single class, is required to approve such Trust's Merger and the related Merger Agreement. Please note that the asset coverage tests applicable to the BKN Preferred under the 1940 Act and required by the rating agencies will be satisfied following completion of any and all of the Mergers.

Voting Requirement of BKN

Combined vote of common and preferred shareholders. A combined vote of the common and preferred shareholders of BKN is required to approve each Merger. Maryland law requires shareholder approval to effect the Merger. The affirmative vote of shareholders representing at least a majority of the outstanding shares of BKN Common and BKN Preferred, voting together as a single class, is required to approve each Merger and the related Merger Agreement.

Quorum

A quorum is constituted with respect to BKN and each Trust by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of BKN or the respective Trust entitled to vote at the Meeting and with respect to a class vote of the preferred shares or common shares of a Trust by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of such class entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as shares that are present at the Meeting and, accordingly, could make it more difficult to obtain the requisite approvals.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Merger Agreement are not received with respect to BKN or any of the Trusts, the persons named as proxies may propose one or more adjournments of the Meeting or a portion thereof to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting at that time in person or by proxy. If a quorum is not present on a particular matter, the persons named as proxies will vote those proxies in favor of adjournment except to the extent the proxy expressly states otherwise. If a quorum is present on a particular matter, the persons named as proxies will vote in favor of such adjournment(s) all proxies other than those proxies required to be voted AGAINST such proposal, which will be voted against any adjournment(s). A shareholder vote may be taken with respect to BKN or a Trust on some or all matters before any such adjournment(s) if sufficient votes have been received for approval.

              DESCRIPTION OF COMMON SHARES OF BKN AND THE TRUSTS

General. The Charter of BKN authorizes the issuance of 200,000,000 common shares in a single class, par value $.01 per share. As of April 30, 1999, there were issued and outstanding [ ] shares of BKN Common. If any of the Mergers are approved, at the closing BKN will issue a number of additional shares of BKN Common that, as described above, will be based on the relative aggregate per share net asset values of BKN and the merging Trusts, in each case as of the close of business on the last business day prior to the closing. Based on the relative per share net asset values as of April 30, 1999, BKN would have issued a maximum of approximately 95,613,509 additional shares of BKN Common if all of the Mergers had occurred as of the next business day, assuming that all common shareholders of the Trusts elect to receive the special dividend paid to them in connection with the Mergers in additional common shares of the Trusts. Shares of BKN Common will be, when issued in the Mergers or against receipt of consideration therefor, at least equal to the par value thereof, fully paid and nonassessable and will have one vote per share in all matters on which such shares are entitled to vote.

The common shares of each Trust and BKN have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Distributions. The common shares of BKN and each Trust have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. Neither BKN nor any Trust will be permitted to declare, pay or set apart for payment any dividend or distribution on common shares (other than in additional common shares), unless
(a) cumulative dividends on its respective outstanding preferred shares have been paid in full and (b) it meets the asset coverage tests applicable to its preferred shares. This latter limitation on BKN's and each Trust's ability to make distributions on common shares could under certain circumstances impair their ability to maintain their qualification for taxation as a regulated investment company under the Code.

BKN currently distributes monthly all or a portion of its net investment income to holders of BKN Common. Monthly distributions to holders of BKN Common consist of net investment income remaining after the payment of dividends on outstanding preferred shares. For Federal income tax purposes, however, if BKN realizes net capital gains, a portion of BKN's distributions will be required to be allocated pro rata among the holders of BKN Common and holders of BKN Preferred.

Comparison of Rights of Holders of Common Shares of BKN and the Trusts. The provisions of the Charter of BKN are substantially the same as the provisions of the Charter of the Trusts in all respects, except as described in this paragraph. The full text of each Trust's and BKN's Charter is on file with the SEC and may be obtained as described under "Available Information." The Charter of each Trust provides for termination of its existence on a specific date, which is December 31, 2006 in the case of BMN, December 31, 2008 in the case of BRM and December 31, 2010 in the case of BMT, whereas BKN's Charter provides for its perpetual existence. The Charter of each Trust provides that the specific termination provision of its Charter may not be amended or repealed without the affirmative vote of at least 75% of the outstanding shares entitled to vote thereon and the 1940 Act would require separate approval of any such amendment or repeal by a majority of the outstanding preferred shares of a Trust or, if less, at least two-thirds of the preferred shares voting thereon if at least 50% of the preferred shares are present and voting. BKN has no termination provision and accordingly no provision requiring a supermajority vote for amendment or repeal of such a provision.

Certain Provisions in BKN's and the Trusts' Charter. Each Trust and BKN has in its Charter and by-laws ("By-Laws") certain substantially similar provisions commonly referred to as "antitakeover" provisions, which may have the effect of limiting the ability of other entities or persons to acquire control of the Trusts or BKN, to cause them to engage in certain transactions or to modify their structure.

First, a director may be removed from office only for cause by the vote of at least 75% of the shares entitled to be voted on the matter. Second, the affirmative vote of the holders of at least 75% of the shares will be required to authorize any Trust's or BKN's conversion from a closed-end to an open-end investment company, which conversion would result in delisting from the NYSE. Third, the present board is classified into three classes, each with a term of three years with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period. The affirmative vote of at least 75% of the shares of capital stock will be required to amend the Charter or By-Laws to change any of the foregoing provisions.

In addition, under each Trust's and BKN's Charter, each Trust and BKN has elected to be subject to provisions of the Maryland General Corporation Law that generally provide that, unless an exemption is available, certain mergers, consolidations, share exchanges, asset sales, stock issuances, liquidations or dissolutions, recapitalizations, and other transactions ("Business Combinations"), with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an "Interested Shareholder") or any affiliate of an Interested Shareholder are prohibited for a period of five years following the most recent date on which the Interested Shareholder became an Interested Shareholder. Thereafter, such a Business Combination must be recommended by the board of directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by outstanding shares of voting stock of the corporation and (ii) 66 2/3% of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Shareholder who is (or whose affiliate is) a party to the Business Combination or an affiliate or associate of the Interested Shareholder (with dissenting stockholders having certain appraisal rights), unless certain value and other standards are satisfied or some other statutory exemption is available. The vote specified in the preceding sentence will be required for any amendment to the Charter to change the provisions subjecting the Trusts and BKN to the provisions of the Maryland General Corporation Law discussed above.

The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law absent the elections described above or in the 1940 Act, will make more difficult a change in the Trust's or BKN's business or management and may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Trust or BKN in a tender offer or similar transaction. Reference should be made to BKN's Charter on file with the SEC for the full text of these provisions.

Dividend Reinvestment Plan. Pursuant to BKN's Dividend Reinvestment Plan (the "Plan"), each BKN shareholder automatically has all distributions of dividends and capital gains reinvested by State Street Bank & Trust Company (the "Plan Agent") in shares of BKN pursuant to the Plan, unless an election is made to receive cash. Pursuant to each Trust's Plan, each shareholder of a Trust automatically has all distributions of dividends and capital gains paid in cash, unless the shareholder elects to have such distributions reinvested by the Plan Agent in shares of the respective Trust. Shareholders of each Trust that is merged with BKN will have their election to receive dividends paid in cash or reinvested in shares preserved following its merger into BKN.

The Plan Agent effects purchases of shares under the Plans in the open market. Shareholders who do not participate in the Plans receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

The Plan Agent serves as agent for the stockholders in administering the Plans. After each Trust or BKN declares a dividend or determines to make a capital gain distribution, the Plan Agent, as agent for the participants, receives the cash payment and uses it to buy shares in the open market, on the NYSE or elsewhere, for the participants' accounts. New shares are not issued in connection with the Plan.

Participants in the Plans may withdraw from the Plans upon written notice to the Plan Agent. When a participant withdraws from a Plan or upon termination of such Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in each Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to such Plan.

Shareholders whose common shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether and how they may participate in a Plan.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent administers the Plans on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in a Plan.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by each Trust and BKN, as applicable. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions does not relieve participants of any Federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plans may indicate that changes are desirable. Accordingly, the Trusts and BKN reserve the right to amend the Plans as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plans at least 90 days before the record date for the dividend or distribution. The Plans also may be amended by the Plan Agent by at least 90 days' written notice to all participants in the Plan. The Plans may be terminated by the Plan Agent or any Trust or BKN upon at least 30 days' written notice to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 366, Boston, Massachusetts 02101.

In connection with the Mergers, a common shareholder of a Trust might receive a number of BKN common shares in the Merger which consists of or includes an "odd lot" (i.e., less than 100 shares). Such odd lot holders may participate in BKN's Dividend Reinvestment Plan for the limited purpose of purchasing a sufficient number of BKN common shares to bring their odd lot shares up to a 100-share "round lot." Each such odd lot holder would send in the certificates representing his or her odd lot shares and direct the Plan Agent to reinvest dividends only until a sufficient number of shares of BKN common shares have been acquired to form a round lot. When this is accomplished, (a) certificates representing the round lot of BKN common shares would be issued to the holder,
(b) any excess BKN common shares or fractional BKN common shares would be sold and a check for the sale issued to the holder, and (c) dividend reinvestment on behalf of such holder would be discontinued.

             DESCRIPTION OF PREFERRED SHARES OF BKN AND THE TRUSTS

General. BKN and each Trust utilize a leveraged capital structure through the issuance of perpetual preferred stock whose dividend rates are reset weekly or monthly by auction in relation to prevailing short-term municipal rates. As of the date of this Combined Proxy Statement/Prospectus, BKN had outstanding two series of BKN Preferred with the designations, dividend periods, auction dates and annual dividend rate as of April 30, 1999 set forth below:

                                                                     Annual
                                                                  Dividend Rate
                                                                     (as of
 Designation                        Dividend Period Auction Date April 30, 1999)
 -----------                        --------------- ------------ ---------------
  T7...............................      7 days       Tuesday         3.60%
  T28..............................     28 days       Tuesday         3.68

  As of the date of this Combined Proxy Statement/Prospectus, the Trusts had issued and outstanding the following series of preferred shares with the designations, dividend periods, auction dates and annual dividend rate as of April 30, 1999 set forth below:

                                                                     Annual
                                                                  Dividend Rate
                                           Dividend                  (as of
 Trust                         Designation  Period  Auction Date April 30, 1999)
 -----                         ----------- -------- ------------ ---------------
BMN...........................      W7      7 days   Wednesday        3.70%
                                   W28     28 days   Wednesday        3.35
                                    F7      7 days      Friday        3.28
BMT...........................      M7      7 days      Monday        2.95
                                   M28     28 days      Monday        3.24
BRM...........................      T7      7 days     Tuesday        3.15
                                   T28     28 days     Tuesday        3.15
                                    R7      7 days    Thursday        3.60
                                   R28     28 days    Thursday        3.35

In connection with the Mergers, the Board of Directors of BKN classified up to 22,440 authorized and unissued shares of BKN common shares as new shares of BKN Preferred, which may be issued in one or more series. Upon completion of any Merger, each outstanding preferred share of each series of a merging Trust will, without any action on the part of the holder thereof, be converted into and exchangeable for one share of a series of BKN Preferred having the same terms, including the same auction dates, dividend periods and dividend payment dates, as the shares of each respective series of preferred stock of the merging Trust, except that the initial dividend rate of the new series of BKN Preferred will be the same as that established in the most recent auction of the corresponding series of the merging Trust and dividends on the new series of BKN Preferred will accrue from the date of such merger to and including the last day of the dividend period for the corresponding series of the merging Trust. After the initial dividend period, the dividend rate for each series of BKN Preferred will be the dividend rate for such series that results from the auction relating to such series.

Under the 1940 Act, BKN is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets or the payment of dividends. All outstanding shares of BKN Preferred and all shares of BKN Preferred issued pursuant to the Mergers will rank on a parity with each other as to the payment of dividends and the distribution of assets upon liquidation. Shares of BKN Preferred issued pursuant to the Mergers will be, when issued, fully paid and nonassessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

None of the BKN Preferred or any preferred shares of the Trusts are traded on any stock exchange or over-the-counter. Shares of BKN Preferred and the preferred shares of each Trust can be purchased at auctions as described herein or through broker-dealers, if any, who maintain a secondary market in such shares.

Dividends and Dividend Periods. The dividends and distributions policy of each share of BKN Preferred issued in connection with the Mergers will be the same as those of the outstanding shares of BKN Preferred and those of the outstanding preferred shares of the Trusts.

Holders of BKN Preferred and holders of preferred shares of the Trusts are entitled to receive, when, as and if declared by the Board of Directors of BKN or the respective Trust, as the case may be, out of funds legally available therefore, cumulative cash dividends on their shares. Dividends on BKN Preferred and on preferred shares of the Trusts so declared and payable (i) are in preference to and have priority over any dividends so declared and payable on BKN Common or common shares of the Trusts, as the case may be, and
(ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on BKN's or the respective Trust's investments. The dividend rate per annum for each series of BKN Preferred and each series of preferred shares of the Trusts may vary from dividend period to dividend period and is determined for each dividend period through an auction of all of the outstanding shares of such series by an agent (the "Auction Agent") of BKN or the respective Trust, as the case may be. Dividends on the BKN Preferred and on the preferred shares of each Trust are paid through The Depository Trust Company ("DTC") (or a successor securities depository) on each dividend payment date. DTC's normal procedures provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, BKN and each Trust is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. None of BKN or any Trust has established a reserve for the payment of dividends, and no interest is payable by BKN or any Trust in respect of any dividend payment or payment on BKN Preferred or preferred shares of the Trusts which may be in arrears.

Dividends paid by BKN and each Trust, to the extent paid from tax-exempt income earned on municipal obligations, are exempt from Federal income taxes, subject to the possible application of the alternative minimum tax. However, BKN and each Trust is required to allocate net capital gains and other income subject to regular Federal income taxes, if any, proportionally between shares of its common stock and shares of its preferred stock in accordance with the current position of the IRS. BKN and the Trusts notify the Auction Agent of the amounts of any such dividends. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from BKN or a Trust, and each broker-dealer then notifies its customers who are holders of the BKN Preferred or the preferred shares of a Trust. BKN and the Trusts also may include such income in a dividend on their preferred shares without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof.

If BKN or a Trust retroactively allocates any net capital gains or other income subject to regular Federal income taxes to shares of its preferred stock without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of BKN Preferred or all of the preferred shares of a Trust or the liquidation of BKN or a Trust, BKN or the respective Trust will make certain payments to holders of shares of its preferred stock to which such allocation was made to offset substantially the tax effect thereof. In no other instances will BKN or a Trust be required to make payments to holders of shares of its preferred stock to offset the tax effect of any reallocation of net capital gains or other taxable income.

None of BKN or any Trust is permitted to declare, pay or set apart for payment any dividend or distribution on its common shares (other than in additional common shares), unless (a) cumulative dividends on all its respective outstanding shares of preferred stock have been paid in full and (b) BKN or the respective Trust meets the asset coverage tests required by the rating agencies and the 1940 Act. This latter limitation on BKN's and the Trusts' ability to make distributions on common shares could under certain circumstances impair the ability of BKN or a Trust to maintain its qualification for taxation as a regulated investment company under the Code.

Voting Rights. The voting rights of the BKN Preferred to be issued in connection with the Mergers will be substantially similar to those of the outstanding shares of BKN Preferred and the outstanding preferred shares of the Trusts.

The provisions of the Charter of BKN are substantially the same as the provisions of the Charters of the Trusts in all respects, except that the Charters of the Trusts provide for a finite term. The 1940 Act requires separate approval of any plan of reorganization that may adversely affect preferred shares by a majority of the outstanding preferred shares of BKN or a Trust or, if less, at least two-thirds of the preferred shares voting thereon if at least 50% of the preferred shares are present and voting. The 1940 Act requires that the holders of BKN Preferred and the holders of preferred shares of the Trusts and any other preferred stock issued by BKN or the Trusts, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time when two years' dividends on the preferred shares or any other preferred stock are unpaid. The holders of BKN Preferred and the holders of preferred shares of the Trusts also vote as a separate class on certain other matters as required under their Charter, the 1940 Act and Maryland law.

Redemption. The redemption rights of the BKN Preferred to be issued in connection with the Mergers will be substantially similar to those of the outstanding shares of BKN Preferred and the outstanding preferred shares of each Trust.

If a series of BKN Preferred or a series of preferred shares of a Trust fails to meet the asset coverage tests required by the rating agencies and the 1940 Act, the BKN Preferred or the preferred shares of a Trust would be subject to mandatory redemption, out of funds legally available therefor, at the redemption price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus any premiums thereon. Any such redemption would be limited to the number of preferred shares necessary to satisfy the asset coverage tests applicable to the respective series of BKN Preferred or the respective series of preferred shares of a Trust. The ability of BKN and the Trusts to make such a mandatory redemption may be restricted by the provisions of the 1940 Act. In addition, holders of preferred shares may be entitled to receive additional dividends in the event of a mandatory redemption of such preferred shares.

Shares of BKN Preferred and the preferred shares of the Trusts are redeemable at the option of BKN or the respective Trust, in whole or in part, on any dividend payment date (except during certain excluded periods) for such series, at the redemption price of $25,000 per share, plus an amount equal to dividends thereon accumulated but unpaid to the date fixed for redemption (whether or not earned or declared) plus any applicable premium. In addition, holders of preferred shares may be entitled to receive additional dividends in the event of an optional redemption of such preferred shares.

Liquidation. The terms of the liquidation preferences of the BKN Preferred to be issued in connection with the Mergers will be substantially similar to the liquidation preference of the outstanding shares of BKN Preferred and the outstanding preferred shares of each Trust.

The liquidation preference of each share of BKN Preferred and each preferred share of the Trusts is $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) plus any premium applicable thereto. In addition, holders of BKN Preferred and holders preferred shares of the Trusts may be entitled to receive additional dividends in the event of redemption of such preferred shares.

Upon any liquidation, dissolution or winding up of BKN or a Trust, whether voluntary or involuntary, the holders of shares of BKN Preferred or the Trust's preferred shares would be entitled to receive $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution such amount would be paid out of the assets of BKN or the respective Trust available for distribution to stockholders, before any distribution or payment is made upon any shares of BKN Common or common shares of such Trust or any other capital stock of BKN or such Trust ranking junior in right of payment upon liquidation to the BKN Preferred or the Trust's preferred shares. If the assets of BKN or the Trust are insufficient to make the full liquidation payment on its preferred stock and liquidation payments on any other outstanding class or series of preferred stock of BKN or the Trust ranking on a parity with the BKN Preferred or the Trust's preferred shares as to payment upon liquidation, then such assets will be distributed among the holders of shares of BKN Preferred or the Trust's preferred shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of any liquidation distribution to which they are entitled, the holders of shares of BKN Preferred or the Trust's preferred shares would not be entitled to any further participation in any distribution of assets by BKN or the Trust except for any additional dividends. A consolidation, merger or share exchange of BKN or a Trust with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of BKN or a Trust shall not be deemed or construed to be a liquidation, dissolution or winding up of BKN or such Trust.

Auctions. The dividend rate per annum for each series of BKN Preferred and for each series of preferred shares of the Trusts is determined for each dividend period through an auction of all of the outstanding shares of such series by the Auction Agent. The Auction Agent for each series of BKN and for each series of preferred shares of the Trusts is Bankers Trust Company. Separate auctions will be conducted for each series of BKN Preferred, but the auction dates for two or more series of BKN Preferred may from time to time occur on the same date.

Rating Agency Guidelines. The rating agency guidelines applicable to the BKN Preferred and the preferred shares of each Trust are substantially similar, except the preferred shares of each Trust are rated by both Moody's and Standard & Poor's and the BKN Preferred are rated only by Moody's. BKN intends that, so long as shares of BKN Preferred are outstanding, the composition of its portfolio will reflect guidelines established by Moody's in connection with BKN's receipt of a rating for such shares on their date of original issue of "Aaa" from Moody's. Each Merger is conditioned upon BKN and the respective Trust receiving written advice from Moody's (i) confirming that consummation of the Merger will not impair the Aaa ratings assigned to the outstanding shares of BKN Preferred and (ii) assigning Aaa ratings to the shares of BKN Preferred to be issued pursuant to the Merger.

Moody's and Standard & Poor's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating BKN Preferred and the preferred shares of each Trust have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligation and variable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by BKN and each Trust in order to satisfy current requirements necessary for Moody's to issue the above-described ratings for shares of BKN Preferred, which ratings generally are relied upon by institutional investors in purchasing such securities and the preferred shares of BKN and each Trust. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

BKN and each Trust may, but is not required to, adopt modifications to these guidelines that hereafter may be established by Moody's or Standard & Poor's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of BKN Preferred and the preferred shares of the Trusts, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of BKN and each Trust, the boards of directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by BKN and each Trust pursuant to the rating agency guidelines, provided the boards of directors have obtained written confirmation from Moody's and Standard & Poor's that any such change would not impair the ratings then assigned by Moody's and Standard & Poor's to the BKN Preferred or the preferred shares of the respective Trust.

For so long as any shares of BKN Preferred or the preferred shares of the Trusts are rated by Moody's or Standard & Poor's, as the case may be, BKN's and the Trusts' use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

  Additional Preferred Shares of BKN. The BKN Preferred represented approximately 38% of BKN's total assets immediately after BKN initially issued the BKN Preferred. If the Mergers are completed, BKN anticipates that the BKN
Preferred will represent approximately   % of BKN's total assets. BKN's Board
of Directors has indicated its intention to authorize an offering of additional shares of BKN Preferred such that, immediately after the offering of the additional preferred, the BKN Preferred would once again represent approximately 38% of BKN's total assets.

  So long as BKN is able to realize a higher net return on its investment portfolio than the dividend rate paid on the BKN Preferred, the effect of the additional BKN Preferred will be to enhance the benefits of the Mergers to the holders of common shares of BKN each of the Trusts, particularly the benefits of a higher distribution rate and a greater likelihood of trading at little or no discount to net asset value. On the other hand, to the extent that the then current dividend rate on the additional BKN Preferred approaches the net return on BKN's investment portfolio, the benefit of additional leverage will be reduced, and if the then current dividend rate on any additional BKN Preferred were to exceed the net return on BKN's portfolio, the additional leverage would reduce the benefits of the Merger to holders of common shares of BKN and each of the Trusts.

  The offering of additional shares of BKN Preferred will be subject to market conditions and to the Board of Director's continuing belief that adding additional leverage to BKN's capital structure through the issuance of additional BKN Preferred is likely to achieve the intended benefits for holders of BKN's common shares. The Board of Directors reserves the right to change the foregoing percentage limitation and may issue the additional BKN Preferred to the extent that the aggregate liquidation preference of all outstanding shares of BKN Preferred does not exceed 50% of the value of BKN's total assets. Although the terms of any additional shares of BKN Preferred will be determined by BKN's Board of Directors at the time of issuance, BKN anticipates that such shares will be additional shares of an existing series of BKN Preferred or a series of BKN Preferred to be issued in connection with the Mergers, in each case as described in this Proxy Statement/Prospectus.

  The discussion above describes the present intention of BKN's Board of Directors with respect to a potential offering of additional shares of BKN Preferred. If the Board of Directors determines to proceed with such an offering, the terms of the additional BKN Preferred may be the same as, or different from, the terms described above, subject to applicable law and BKN's Charter. The Board of Directors, without the approval of the holders of BKN Common, may authorize an offering of BKN Preferred or may determine not to authorize such an offering, and may fix the terms of the BKN Preferred to be offered. We cannot assure you that any additional shares of BKN Preferred will be issued.

                       COMPARISON OF THE TRUSTS AND BKN

General. The Trusts and BKN are diversified closed-end management investment companies that invest in tax-exempt investment portfolios. The common shares of BKN and the Trusts are listed and trade on the NYSE under the symbols BKN, BMN, BMT and BRM. BKN and each Trust are incorporated under the laws of the State of Maryland.

Investment Objectives and Policies. Except as noted below, the investment objectives, policies and restrictions of BKN are similar to those of the Trusts. BKN's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital. In seeking to provide income exempt from regular Federal income tax, BKN invests substantially all of its assets in a diversified portfolio of investment grade municipal obligations and actively manages its assets in relation to market conditions and interest rate changes. Under normal circumstances, at least 80% of BKN's assets are invested in securities rated investment grade by Moody's (at least Baa, MIG or P-1), Standard & Poor's (at least BBB, SP-2 or A-1), Fitch (at least BBB or F-1) or another nationally recognized statistical rating agency. Up to 20% of BKN's assets may be invested in unrated securities that are deemed by the Investment Adviser to be of equivalent credit quality. BKN does not expect to invest more than 25% of its total assets (taken at market value) in municipal obligations whose issuers are located in the same state. BKN emphasizes investments in municipal obligations with long-term maturities and maintains an average portfolio maturity of 20-30 years, but the average maturity may be shortened from time to time depending on market conditions.

In addition, BKN may utilize certain options, futures, interest rate swaps and related transactions for hedging purposes. To the extent BKN utilizes such hedging strategies or invests in taxable securities, BKN's ability to achieve its investment objective of providing high current income exempt from regular Federal income tax may be limited. Accordingly, under normal circumstances, BKN's use of such practices is not significant.

For purposes of enhancing liquidity and/or preserving capital, on a temporary defensive basis, BKN may invest without limit in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements collateralized by such securities, or certificates of deposit, time deposits or bankers' acceptances. BKN also may invest in municipal obligations with maturities of less than one year, other debt obligations of corporate issuers, such as interest-paying corporate bonds, commercial paper and certificates of deposit, bankers' acceptances and interest-bearing savings accounts of banks having assets greater than $1 billion and which are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the current dividend rate on any preferred shares will be more likely to approximate or exceed the net rate of return on BKN's investment portfolio, with the result that the leverage resulting from the preferred shares may become less beneficial or adverse to the holders of shares of BKN Common.

BMN's investment objective is to provide current income exempt from regular Federal income tax and to return $10 per common share to holders of common shares on or about December 31, 2006. BMN seeks to achieve its objective of providing current income exempt from regular Federal income tax by investing substantially all of its assets under normal circumstances in a diversified portfolio of tax-exempt municipal obligations that are either rated Aaa by Moody's or AAA by Standard & Poor's or, in the alternative, are guaranteed as to the timely payment of both principal and interest by an entity with a Aaa or AAA rating or are covered by insurance guaranteeing the timely payment of both principal and interest. Such insurance is issued by insurers with claims-paying ability rated either Aaa by Moody's or AAA by Standard & Poor's at the time of purchase. BMN also invests in municipal obligations that the Investment Adviser views to be of comparable credit quality to the foregoing standards if such municipal obligations are not rated or that are guaranteed or insured by an entity that is not rated if the Investment Adviser determines that the insurer or guarantor is of comparable credit quality to the foregoing standards. In determining whether to purchase a particular municipal obligation which is covered by insurance or a guarantee, BMN considers the credit quality of the underlying issuer (among other factors such as price and yield and maturity), although such credit quality will not necessarily be the determinative factor in making the investment decision.

BRM's investment objective is to provide current income exempt from regular Federal income tax and to return $15 per share to investors on or about December 31, 2008. In seeking to provide income exempt from regular Federal income tax, BRM invests at least 80% of its total assets in a diversified portfolio of municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated at the time of investment Aaa by Moody's or AAA by

Standard & Poors or which are determined by the Investment Adviser to have equivalent claims-paying abilities. BRM may invest up to 20% of its total assets in uninsured municipal obligations which are (i) rated at the time of investment Aaa by Moody's or AAA by Standard & Poors, (ii) guaranteed by an entity with a Aaa or AAA rating, (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (iv) determined by the Investment Adviser to be of triple-A credit quality at the time of investment. Generally, municipal obligations which are covered by insurance or a guarantee would not be rated Aaa or AAA, and might not be considered to be of investment grade credit quality, in the absence of such insurance or guarantee. In determining whether to purchase a particular municipal obligation which is covered by insurance or a guarantee, BRM considers the credit quality of the underlying issuer (among other factors such as price and yield and maturity), although such credit quality is not necessarily the determinative factor in making the investment decision.

The investment objectives, policies and restrictions of BMT are identical to those of BRM, except that BMT seeks to return $10 per share to its investors on or about December 31, 2010.

The investment objective of BKN and each Trust and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of BKN's and each Trust's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of the outstanding shares or (ii) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by BKN and each Trust not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at that time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. BKN and each Trust may not:

  (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof or other investment companies;

  (2) invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to municipal obligations other than those municipal obligations backed only by assets and revenues of non-governmental users;

  (3) issue senior securities other than (a) preferred stock not in excess of 50% of its total assets over any senior securities described in clause (b) below that are outstanding, (b) senior securities other than preferred stock (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) not in excess of 33 1/3% of its total assets, and (c) borrowing up to 5% of its total assets for temporary purposes without regard to the amount of senior securities outstanding under clauses (a) and (b) above; provided, however, that BKN's and each Trust's obligations under interest rate swaps, when issued and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of clauses (a), (b) and

  (c) above, "total assets" shall be calculated after giving effect to the net proceeds of any such issuance and net of any liabilities and indebtedness that do not constitute senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by the proviso to this item (3);

  (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with BKN's and each Trust's investment objective and policies or the acquisition of securities subject to repurchase agreements;

  (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities BKN and each Trust may be deemed to be an underwriter;

  (6) invest for purpose of exercising control over any issuer;

  (7) purchase or sell real estate or interests therein other than municipal obligations secured by real estate or interests therein;

  (8) purchase or sell commodities or commodity contracts except for hedging purposes; or

  (9) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of BKN's and each Trust's total assets and BKN's and each Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

Additional information with respect to the investment policies and restrictions of the Trusts and BKN is included in their respective Prospectuses, which have been filed with the Securities and Exchange Commission and may be obtained therefrom as provided under "Additional Information."

                   SERVICE PROVIDERS FOR THE TRUSTS AND BKN

The service providers for the Trusts and BKN are as set forth in the following table.

Administrator..................... BMN--Prudential Fund Management, Inc.
                                   BKN* and BRM--Princeton Administrators L.P.
                                   BMT--Mitchell Hutchins Asset Management
Registrar/Transfer Agent/
 Distributor/Custodian............ State Street Bank & Trust Company
                                   One Heritage Drive, P2N
                                   North Quincy, MA 02171
Independent Auditors.............. Deloitte & Touche LLP

--------
* After the Mergers, BlackRock Financial Management, Inc. will be a co-administrator of BKN.

The locations of the Administrators are as follows: Prudential Fund Management, Inc., One Seaport Plaza, New York, New York 10292; Middlesex Administrators L.P., P.O. Box 9011, Princeton, New Jersey 08543; and Mitchell Hutchins Asset Management, LLP. State Street Bank & Trust Company, which serves as registrar, transfer agent, distributor and custodian, maintains offices at 225 Franklin Street, Boston, Massachusetts 02110. Deloitte & Touche, the independent auditors, maintains offices at Two World Financial Center, New York, New York 10281.

Currently, for its services as administrator to BKN, Princeton Administrators, L.P. receives a fee payable monthly at an annual rate of 0.15% of BKN's average weekly net investment assets. After consummation of the Mergers, BlackRock Financial Management, Inc. and Princeton Administrators, L.P. will act as co-Administrators of BKN and will receive an aggregate fee in the amount of [ ]% of BKN's weekly net assets. Under the Administration Agreements with Blackrock Financial Management and Princeton Administrators (the "Administration Agreements"), the Administrators will administer BKN's corporate affairs subject to the supervision of BKN's Board of Directors and in connection therewith furnish BKN with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to stockholders and the SEC and filing of federal, state and local income tax returns) as are not being furnished by the Custodian. The Administrators also may facilitate bank or other borrowing by BKN when the Investment Adviser determines that leverage may be in the best interests of BKN's shareholders. In connection with its administration of the corporate affairs of BKN, each Administrator will bear the following expenses:

  (a)salaries and expenses of all personnel of such Administrator; and

  (b) all expenses incurred by such Administrator or by BKN in connection with administering the ordinary course of BKN's business, other than those assumed by BKN, as described below.

The Administration Agreements were approved by BKN's Board of Directors on   ,
1999 and are effective until terminated. Each terminates automatically if it is assigned (as defined in the Investment Company Act and the rules thereunder) and is otherwise terminable on 60 days' notice by either party to the other.

                       MANAGEMENT OF THE TRUSTS AND BKN

Boards of Directors and Officers. The following individuals are the current Directors for the Trusts and BKN and have served in such capacity since each of the Trusts and BKN commenced their respective operations except that Richard E. Cavanagh has served as Director since his appointment by each of the Boards on August 11, 1994 to fill a vacancy and, with respect to BMN and BMT, James Clayburn La Force, Jr. has served as Director since his election at the Trusts' annual meeting of stockholders on June 19, 1992 and Walter F. Mondale, who was previously a Director of each of the Trusts from inception to August 12, 1993, has served as Director since his election at the Trusts' annual meeting of stockholders on April 15, 1997. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Directors (as defined by Section 2(a)(19) of the 1940 Act) are indicated by an asterisk(*). Unless specified otherwise below, the business address of the Directors and officer of each of the Trust, BKN and the Investment Adviser is 345 Park Avenue, New York, New York 10154.

                                                                        % Of
                              Principal Occupations Or       Shares    Shares
       Name And Age          Employment In Past 5 Years       Owned  Outstanding
       ------------          --------------------------      ------- -----------
 Andrew F. Brimmer        President of Brimmer & Company,    BKN 10       (1)
 4400 MacArthur Blvd      Inc., a Washington, D.C.-based     BMN 10
 N.W. Suite 302           economic and financial             BMT 10
 Washington, DC 20007     consulting firm. Formerly member   BRM 10
 Age: 72                  of the Board of Governors of the
                          Federal Reserve System.
                          Director, Airborne Express, Borg
                          Warner Automotive and
                          CarrAmerica Realty Corporation.

 Richard E. Cavanagh      President and Chief Executive      BKN 500      (1)
 845 Third Avenue         Officer of The Conference Board,   BMN 100
 New York, NY 10022       Inc., a leading global business    BMT 100
 Age: 52                  membership organization. Former    BRM 100
                          Executive Dean of the John F.
                          Kennedy School of Government at
                          Harvard University from 1988-
                          1995. Acting Director, Harvard
                          Center for Business and
                          Government (1991-1993). Formerly
                          Partner (principal) of McKinsey
                          & Company, Inc. (1980-1988).
                          Former Executive Director of
                          Federal Cash Management, White
                          House Office of Management and
                          Budget (1977-1979). Co-author,
                          THE WINNING PERFORMANCE (best
                          selling management book
                          published in 13 national
                          editions). Trustee, Wesleyan
                          University, Drucker Foundation
                          and Educational Testing Service
                          (ETS). Director, Archer
                          Chemicals (chemicals), Fremont
                          Group (investments) and The
                          Guardian Life Insurance Company
                          of America (insurance).

 Kent Dixon               Consultant/Investor. Former        BKN 100      (1)
 9495 Blind Pass Road     President and Chief Executive      BMN 100
 Unit #602                Officer of Empire Federal          BMT 100
 St. Petersburg, FL 33706 Savings Bank of America and Banc   BRM 100
 Age: 61                  PLUS Savings Association, former
                          Chairman of the Board, President
                          and Chief Executive Officer of
                          Northeast Savings. Former
                          Director of ISFA (the owner of
                          INVEST, a national securities
                          brokerage service designed for
                          banks and thrift institutions).

                                                                        % Of
                               Principal Occupations Or       Shares   Shares
       Name And Age           Employment In Past 5 Years      Owned  Outstanding
       ------------           --------------------------      ------ -----------
 Frank J. Fabozzi         Consultant. Editor of THE JOURNAL   BKN 10      (1)
 858 Tower View Circle    OF PORTFOLIO MANAGEMENT and         BMN 10
 New Hope, PA 18938       Adjunct Professor of Finance at     BMT 10
 Age: 50                  the School of Management at Yale    BRM 10
                          University. Director, Guardian
                          Mutual Funds Group. Author and
                          editor of several books on fixed
                          income portfolio management.
                          Visiting Professor of Finance and
                          Accounting at the Sloan School of
                          Management, Massachusetts
                          Institute of Technology from 1986
                          to August 1992.

 Laurence D. Fink*        Chairman and Chief Executive        BKN 10      (1)
 Age: 46                  Officer of BlackRock Financial      BMN 10
                          Management, Inc., the Investment    BMT 10
                          Adviser. Formerly, a Managing       BRM 10
                          Director of The First Boston
                          Corporation, member of its
                          Management Committee, co-head of
                          its Taxable Fixed Income Division
                          and head of its Mortgage and Real
                          Estate Products Group. Currently,
                          Chairman of the Board and
                          Director of each of BlackRock's
                          Trusts and Anthracite Capital,
                          Inc. and as Director of BlackRock
                          Fund Investors I, BlackRock Fund
                          Investors II, BlackRock Fund
                          Investors III, BlackRock Asset
                          Investors (collectively, "BAI")
                          and BlackRock MQE Investors,
                          Trustee of New York University
                          Medical Center, Dwight-Englewood
                          School, National Outdoor
                          Leadership School and Phoenix
                          House. A Director of VIMRx
                          Pharmaceuticals, Inc. and Innovir
                          Laboratories, Inc.

 James Grosfeld           Consultant/Investor. Director of    BKN 10      (1)
 20500 Civic Center Drive BAI and Copart, Inc. (retail        BMN 10
 Suite 3000               automobile). Formerly Chairman of   BMT 10
 Southfield, MI 48076     the Board and Chief Executive       BRM 10
 Age: 61                  Officer of Pulte Corporation
                          (homebuilding and mortgage
                          banking and finance) from May
                          1974-April 1990.

 James Clayburn LaForce,  Dean Emeritus of The John E.        BKN 10      (1)
 Jr.                      Anderson Graduate School of         BMN 10
 P.O. Box 1595            Management, University of           BMT 10
 Pauma Valley, CA 92061   California since July 1, 1993.      BRM 10
 Age: 70                  Director, Eli Lilly and Company
                          (pharmaceuticals), Imperial
                          Credit Industries (mortgage
                          banking), Jacobs Engineering
                          Group, Inc., Rockwell
                          International Corporation, Payden
                          & Rygel Investment Trust (mutual
                          fund), Provident Investment
                          Counsel Funds (investment
                          companies), Timken Company
                          (roller bearing and steel) and
                          Motor Cargo Industries
                          (transportation). Acting Dean of
                          The School of Business, Hong Kong
                          University of Science and
                          Technology 1990-1993. From 1978
                          to September 1993, Dean of The
                          John E. Anderson Graduate School
                          of Management, University of
                          California.

                                                                        % Of
                             Principal Occupations Or        Shares    Shares
      Name And Age          Employment In Past 5 Years        Owned  Outstanding
      ------------          --------------------------       ------- -----------
 Walter F. Mondale      Partner, Dorsey & Whitney, a law     BKN 20       (1)
 220 South Sixth        firm (December 1996-present,         BMN 20
 Street Minneapolis,    September 1987-August 1993).         BMT 20
 MN 55402               Formerly, U.S. Ambassador to Japan   BRM 20
 Age: 71                (1993-1996). Formerly Vice
                        President of the United States,
                        U.S. Senator and Attorney General
                        of the State of Minnesota. 1984
                        Democratic Nominee for President
                        of the United States.

 Ralph L. Schlosstein*  President of BlackRock Financial     BKN 100     (1)
 Age: 48                Management, the Investment           BMN 100
                        Adviser. Formerly, a Managing        BMT 100
                        Director of Lehman Brothers, Inc.    BRM 100
                        and co-head of its Mortgage and
                        Savings Institutional Group.
                        Currently, President of each of
                        BlackRock's Trusts. Trustee of
                        Denison University and New Visions
                        for Public Education in New York
                        City. A Director of the Pulte
                        Corporation and a member of the
                        Visiting Board of Overseers of the
                        John F. Kennedy School of
                        Government at Harvard University.

--------
(1) Less than 1%.

All Directors and officers as a group owned less than 1% of the shares of each of the Trusts and BKN as of February 26, 1999. Each Trust and BKN has an executive committee composed of Messrs. Fink and Schlosstein.

None of the Trusts or BKN has a compensation or nominating committee of the Board of Directors, or committees performing similar functions. Each of the Trusts and BKN has an audit committee composed of all the Directors who are not interested persons of such Trust or BKN or the Investment Adviser which is charged with recommending a firm of independent accountants to its respective Trust or BKN and reviewing accounting matters with the accountants. With respect to BRM, BMN and BMT, there was one meeting of each of the audit committees held between January 1, 1998 and December 31, 1998. With respect to BKN, there were two meetings of the audit committee held between November 1, 1997 and October 31, 1998. With respect to each of the Trusts and BKN, all members attended at least 75% of the meetings.

Four meetings of the Board of Directors of BKN were held between November 1, 1997 and October 31, 1998. Four meetings of the Boards of Directors of BRM, BMN and BMT were held between January 1, 1998 and December 31, 1998. With respect to each of the Trusts and BKN, all Directors attended at least 75% of the meetings.

  In addition to Messrs. Fink and Schlosstein, all the executive officers hold the same position with each of the Trusts and BKN.

    NAME AND AGE         TITLE      OTHER PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
    ------------         -----      -------------------------------------------
 Keith T. Anderson  Vice President  Managing Director of the Investment
 Age: 39                            Adviser. From February 1987 to April 1988,
                                    Vice President at The First Boston
                                    Corporation in the Fixed Income Research
                                    Department. Previously Vice President and
                                    Senior Portfolio Manager at Criterion
                                    Investment Management Company (now
                                    Nicholas-Applegate).

 Henry Gabbay       Treasurer       Managing Director of the Investment
 Age: 51                            Adviser. From September 1984 to February
                                    1989, Vice President at The First Boston
                                    Corporation.

 Michael C. Huebsch Vice President  Managing Director of the Investment
 Age: 40                            Adviser. From July 1985 to January 1989,
                                    Vice President at The First Boston
                                    Corporation in the Fixed Income Research
                                    Department.

 Robert S. Kapito   Vice President  Managing Director and Vice Chairman of the
 Age: 42                            Investment Adviser. From December 1985 to
                                    March 1988, Vice President at The First
                                    Boston Corporation in the Mortgage Products
                                    Group.

 Kevin Klingert     Vice President  Managing Director of the Investment
 Age: 36                            Adviser. From March 1985 to October 1991,
                                    Assistant Vice President at Merrill Lynch,
                                    Pierce, Fenner & Smith in the Unit
                                    Investment Trust Department.

 James Kong         Assistant       Managing Director of the Investment
 Age: 38            Treasurer       Adviser. From April 1987 to April 1989,
                                    Assistant Vice President at The First
                                    Boston Corporation in the CMO-ABO
                                    Administration Department. Previously
                                    affiliated with Deloitte, Haskins & Sells
                                    (now Deloitte & Touche LLP).

 Karen H. Sabath    Secretary       Managing Director of the Investment
 Age: 33                            Adviser. From June 1986 to July 1988,
                                    Associate at The First Boston Corporation
                                    in the Mortgage Finance Department. From
                                    August 1988 to December 1992,
                                    Associate/Vice President of the Investment
                                    Adviser.

 Richard Shea, Esq. Vice President/ Director of the Investment Adviser. From
 Age: 39            Tax             December 1988 to February 1993, Associate
                                    Vice President and Tax Counsel at
                                    Prudential Securities, Inc. From August
                                    1984 to December 1988, Senior Tax
                                    Specialist at Laventhol & Horwath.

Officers of BKN and each Trust are elected by, and serve at the pleasure of, the Board of Directors of each Trust. Officers receive no remuneration from each issuer for their services in such capacities.

The Investment Adviser. The Investment Adviser to each Trust and BKN is BlackRock Financial Management, Inc. The Investment Adviser is responsible for the investment strategy of each Trust and BKN and focuses on investments in municipal obligations. The Investment Adviser also provides portfolio administration and other administrative services to each Trust and BKN. The Investment Adviser is located at 345 Park Avenue, New York, New York 10154. The investment professionals of the Investment Adviser who are responsible for investment management are described below.

The Investment Adviser provides fixed income, liquidity, equity, alternative investment, and risk management products for clients worldwide. The Investment Adviser manages $80 billion in various fixed income sectors, including $10 billion in municipal securities. The Investment Adviser also manages approximately $44 billion in cash or other short term, highly liquid investments, including $4.4 billion in short term municipal securities. The Investment Adviser has $62 billion in mutual fund assets under management, including two open-end mutual fund families, BlackRock Funds and Provident Institutional Funds, 21 publicly traded closed-end funds (including the Trusts and BKN) and several short-term investment funds. Among these products, the Investment Adviser manages 11 closed-end, 6 open-end and 6 money market municipal funds. In addition to asset management services, the Investment Adviser has become a significant provider of risk management and advisory services that combine its capital markets expertise with the firm's proprietary risk management systems and technology.

Investment Philosophy. The Investment Adviser's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to all other sectors of the fixed income market.

The Investment Adviser uses a relative value strategy that determines the trade-off between risk and return to achieve the Trusts' and BKN's investment objectives. This strategy is combined with disciplined risk control techniques and applied in every sector, sub-sector and individual security selection decision. The Investment Adviser's extensive personnel and technology resources are the key drivers of the investment philosophy.

The Investment Adviser's Municipal Bond Team. The Investment Adviser uses a team approach to managing municipal portfolios. The Investment Adviser believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

The Investment Adviser's municipal bond team includes two portfolio managers and six credit research analysts. The team is lead by Kevin Klingert, a Managing Director and portfolio manager at the Investment Adviser. Mr. Klingert has over 15 years of experience in the municipal market. Prior to joining the Investment Adviser in 1991, Mr. Klingert was an Assistant Vice President in the Unit Investment Trust ("UIT") Department at Merrill Lynch, Pierce, Fenner & Smith. Mr. Klingert joined Merrill Lynch in 1985 and was responsible for investing over $1 billion annually for municipal UITs and for supervising over $21 billion of existing municipal UITs. The portfolio management team also includes Craig Kasap, Associate.

The Investment Adviser's municipal bond portfolio managers are responsible for 25 municipal bond portfolios, valued at approximately $5.5 billion, plus an additional $2.5 billion in municipal bonds held across portfolios with broader investment mandates. The team is responsible for portfolios with a variety of investment objectives and constraints, including national funds, state-specific funds, and portfolios with various indices. Currently, the team manages 11 closed-end municipal funds with over $2 billion in assets, including the Trusts and BKN.

The Investment Adviser's Investment Process. The Investment Adviser has in-depth expertise in all sectors of the fixed income market. The Investment Adviser applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. The Investment

Adviser is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to leverage the combined experience and expertise of the entire portfolio management group at the Investment Adviser.

The Investment Adviser's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. The Investment Adviser believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, the Investment Adviser thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

In the municipal market, the Investment Adviser believes one of the most important determinants of value is supply and demand. The Investment Adviser's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating which sectors will be most heavily impacted by the supply/demand equation. The breadth and expertise of its municipal bond team allows it to anticipate issuance flows, forecast which sectors will have the most supply and plan its investment strategy accordingly.

The Investment Adviser also believes that over the long-term, intense credit analysis will add substantial incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan Heide, Ph.D., who has been with the Investment Adviser since 1993 and is a managing director responsible for our municipal credit research. She co-heads the Credit Committee and Credit Research, and is assisted by five municipal research analysts. The group averages 10 years of experience in municipal credit research.

Given the nature of the municipal market (whereby supply is largely dependent on new issues, as well as the secondary market; and each deal may be somewhat unique), the credit analysts research potential new issues and closely monitor our existing holdings. Diversification of sectors, issuers, geographic regions and security structures is stressed. Communication and interaction with credit resources throughout the Investment Adviser are facilitated in formal investment strategy meetings and encouraged informally as well.

The Investment Adviser's approach to credit risk incorporates a combination of sector-based top-down macro-analysis of industry sectors to determine relative weightings with a name-specific bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. The Investment Adviser's analytic process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of our municipal process.

The Investment Adviser is a wholly-owned subsidiary of BlackRock Advisors, Inc. an indirect majority-owned subsidiary of PNC Bank N.A. ("PNC") and is a global asset management firm with assets of $142 billion under management and over 600 employees. The Investment Adviser currently is owned 80% by PNC and 20% by its senior professionals.

The Investment Adviser has advised the Trusts and BKN that it is not aware of any financial condition that would be reasonably likely to impair the financial ability of the Investment Adviser to fulfill its commitments to the Trusts under the investment advisory agreements of the Trusts or BKN.

As of     1999, none of the Trusts or BKN was aware of any beneficial or record owner of 5% or more of any class of shares of a Trust or BKN.

                       ADDITIONAL INFORMATION ABOUT BKN

BKN is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith it files reports, proxy materials and other information with the SEC. Reports and other information filed by BKN can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Information included in this Combined Proxy Statement/Prospectus concerning BKN was provided by BKN.

                    ADDITIONAL INFORMATION ABOUT THE TRUSTS

Reports and other information filed by each Trust can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of BlackRock listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Condensed financial information for BKN and the Trusts as of April 30, 1999 are attached to this Combined Prospectus/Proxy Statement beginning at page F-
  .

Information included in this Combined Proxy Statement/Prospectus concerning each Trust was provided by each Trust, respectively.

                             FINANCIAL STATEMENTS

The financial highlights included herein and the financial statements included in the Statement of Additional Information, which is incorporated herein by reference, with respect to BKN for the annual period ended October 31, 1998 have been audited by Deloitte & Touche LLP to the extent indicated in their reports thereon and have been included herein or incorporated herein by reference in reliance upon such reports given the authority of such firm in accounting and auditing.

The financial highlights included herein and the financial statements included in the Statement of Additional Information, which is incorporated herein by reference, with respect to each of BMN, BMT and BRM, in each case for the annual period ended December 31, 1998, have been audited by Deloitte & Touche LLP to the extent indicated in their reports thereon and have been included herein or incorporated herein by reference in reliance upon such reports given the authority of such firm in accounting and auditing.

The pro forma financial information included herein or incorporated herein by reference has not been audited.

                                 LEGAL MATTERS

Certain legal matters in connection with the shares of BKN Common and BKN Preferred to be issued pursuant to the Merger will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York ("Skadden Arps"). Skadden Arps will rely as to certain matters of Maryland law on the opinion of Miles & Stockbridge, Baltimore, Maryland.

                                OTHER BUSINESS

The Board of Directors of each Trust and BKN knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                      STATEMENT OF ADDITIONAL INFORMATION

BKN has filed with the SEC a Statement of Additional Information, dated     ,
1999, relating to this Combined Proxy Statement/Prospectus and which is incorporated herein by reference. The Table of Contents of the Statement of Additional Information is set forth below:

                      Statement of Additional Information
                               Table of Contents

                                                                           Page
                                                                           ----
Audited Financial Statements for BKN for the annual period ended October
 31, 1998................................................................
Unaudited Financial Statements for BKN for the six-month period ended
 April 30, 1999..........................................................
Audited Financial Statements for BMN for the annual period ended December
 31, 1998................................................................
Audited Financial Statements for BMT for the annual period ended December
 31, 1998................................................................
Audited Financial Statements for BRM for the annual period ended December
 31, 1998................................................................
Annex A: Description of Credit Ratings for Municipal Obligations.........

BKN and the Trusts will provide, without charge, upon the written or oral request of any person to whom this Combined Proxy Statement/Prospectus is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Combined Proxy Statement/Prospectus is a part.

                             SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trusts and BKN in writing at the appropriate address on the cover page of this Combined Proxy
Statement/Prospectus or by telephoning the Trusts at 1-800-227-7BFM (7236).

                                    *  *  *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY OR PROXIES AND RETURN IT OR THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY RETURN PROXIES BY TELEFAX OR VOTE BY TELEPHONE.

EACH TRUST AND BKN WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS 1998 ANNUAL SHAREHOLDERS REPORT AND ITS MOST RECENT SEMI-ANNUAL SHAREHOLDERS REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO 345 PARK AVENUE, NEW YORK, NEW YORK 10154 OR BY TELEPHONE AT 1-800-227-7BFM (7236).

              UNAUDITED PRO FORMA FINANCIAL STATEMENTS FOR BKN(1)

                           PORTFOLIO OF INVESTMENTS
                            (As of April 30, 1999)

Pro Forma Portfolio of Investments April 30, 1999 (unaudited)

         Principal
          Amount                                        Option Call
 Rating*   (000)   Description                         Provisions++    Value
 ------- --------- -----------                         ------------- ----------
                         LONG-TERM INVESTMENTS 147.2%
                   Alabama--0.6%
                   Hoover Brd. of Ed. Spl. Tax.
                    Wts., G.O.,
   AAA     1,700++  6.50%, 2/01/01, AMBAC...........   N/A            1,815,702
   AAA     1,815++  6.60%, 2/01/01, AMBAC...........   N/A            1,941,578
   AAA     1,025++  6.625%, 2/01/01, AMBAC..........   N/A            1,096,904
   AAA     3,000++ Mobile Cnty., G.O., 6.70%,
                    2/01/00, MBIA...................   N/A            3,134,490
   AAA     1,905   Mobile Impvt. Wt., Zero Coupon,
                    8/15/08, MBIA...................   8/02 @ 71.587  1,182,433
                                                                     ----------
                                                                      9,171,107
                                                                     ----------
                   Alaska--1.0%
   AAA     7,500   Anchorage Elec. Util. Rev.,
                    7.125%, 6/01/06, MBIA...........   6/99 @ 102     7,666,275
   AAA     9,000   North Slope Boro., Ser. B, Zero
                    Coupon, 6/30/04, FSA............   No Opt. Call   7,308,810
                                                                     ----------
                                                                     14,975,085
                                                                     ----------
                   Arizona--0.9%
   AAA     4,000   Chandler, G.O., Zero Coupon,
                    7/01/08, FGIC...................   No Opt. Call   2,685,200
                   Tucson Local Dev. Business Dev.
                    Fin., Corp. Lease Rev., FGIC
   AAA     1,515++  6.25%, 7/01/02..................   N/A            1,657,865
   AAA     3,495    6.25%, 7/01/06..................   7/02 @ 102     3,787,427
   AAA     4,180   University of Arizona Med. Ctr.
                    Hosp. Rev., 6.25%, 7/01/10,
                    MBIA............................   7/02 @ 102     4,531,036
                                                                     ----------
                                                                     12,661,528
                                                                     ----------
                   California--6.1%
   AAA     1,890   California Hlth. Fac. Fin. Auth.
                    Rev., Marin Gen. Hosp., Ser. A,
                    5.75%, 8/01/09, FSA.............   8/03 at 102    2,048,023
   Aa2     1,220   California Hsg. Fin. Agcy. Rev.,
                    Home Mtg., Ser. C, 5.65%,
                    8/01/14.........................   2/04 @ 102     1,259,626
                   California St., G.O.,
   A+      5,770    5.00%, 10/01/14.................   10/07 @ 101    5,879,688
   AAA     6,000    6.30%, 9/01/06, AMBAC...........   No Opt. Call   6,844,200

-----
(1) Assumes that all of the Mergers are consummated.

         Principal
          Amount                                        Option Call
 Rating*   (000)    Description                         Provisions++   Value
 ------- ---------  -----------                         ------------ ----------
                    California--(Continued)
  AAA      4,355++   6.80%, 11/01/04, FGIC...........   N/A           5,084,158
  AAA        145     6.80%, 11/01/10, FGIC...........   11/04 @ 102     167,060
                    California St. Pub. Wrks. Brd.
                     Rev.,
  AAA      1,910++   Ser. A, 6.20%, 12/01/02, AMBAC..   N/A           2,114,771
  AAA      3,400++   6.60%, 12/01/02, AMBAC..........   N/A           3,809,768
  AAA      6,100    Contra Costa Tran. Auth., 6.50%,
                     3/01/09, FGIC...................   No Opt. Call  6,542,372
  AAA      3,500    Eastern Mun. Wtr. Dist., 6.50%,
                     7/01/09, FGIC...................   7/01 @ 101    3,722,845
  AAA      4,000    Glendale Hosp. Rev., Adventist
                     Hlth. Ctr., Ser. A, 6.50%,
                     3/01/07, MBIA...................   3/01 @ 102    4,265,040
                    Los Angeles Cnty. Leasing Corp.
                     Rev.,
  AAA     15,460     5.95%, 12/01/07, AMBAC..........   No Opt. Call 17,465,935
  AAA      3,065     6.05%, 12/01/10, AMBAC..........   No Opt. Call  3,518,835
                    Los Angeles Wst. Wtr. Sys. Rev.,
  AAA      5,570     5.625%, 6/01/07, MBIA...........   6/03 @ 102    6,012,202
  AAA      3,320++   Ser. D, 6.60%, 12/01/00, MBIA...   N/A           3,554,790
  AAA      3,000++  San Francisco Bay Area Rapid
                     Trans., Sales Tax Rev., 6.75%,
                     7/01/00, AMBAC..................   N/A           3,177,540
  AAA      3,500    San Joaquin Hills Trans. Agcy.,
                     Toll Road Rev., Ser. A, Zero
                     Coupon, 1/15/07, MBIA...........   No Opt. Call  2,528,050
  AAA      3,500    Sonoma Cnty. Correct. Fac.,
                     C.O.P., 6.10%, 11/15/12, AMBAC..   11/02 @ 102   3,818,605
                    Univ. of California Rev.,
                     Research Fac.,
  A+       2,000++   Ser. B, 6.10%, 9/01/03..........   N/A           2,231,800
  A+       3,305++   Ser. B, 6.20%, 9/01/03..........   N/A           3,701,170
  A+       2,000++   Ser. B, 6.25%, 9/01/03..........   N/A           2,243,700
                                                                     ----------
                                                                     89,990,178
                                                                     ----------
                    Colorado--6.4%
                    Arapahoe Cnty. Cap. Impvt. Hwy.
                     Rev., Trust Fund, Ser. E,
  Aaa      3,100     Zero Coupon, 8/31/04............   No Opt. Call  2,506,908
  Aaa      2,250++   6.90%, 8/31/05..................   N/A           2,659,522
                    Denver City & Cnty. Arpt. Rev.,
  AAA      1,000     Ser. A, 5.60%, 11/15/20, MBIA...   11/05 @ 102   1,041,390
  BBB+     3,000     Ser. C, 6.50%, 11/15/06.........   11/02 @ 102   3,231,660
  BBB+     1,120     Ser. C, 6.65%, 11/15/05.........   11/02 @ 102   1,211,896
  Aaa      3,705++   Ser. D, 7.00%, 11/15/01.........   N/A           3,989,989
  BBB+    14,085     Ser. D, 7.00%, 11/15/25.........   11/01 @ 100  14,886,155
                    Denver City & Cnty. Wtr. Brd.,
                     C.O.P., FGIC,
  AAA      2,025++   6.50%, 11/15/01.................   N/A           2,185,178
  AAA      1,385     6.50%, 11/15/05.................   11/01 @ 101   1,485,856
  AAA      1,110++   6.60%, 11/15/01.................   N/A           1,200,465
  AAA        765     6.60%, 11/15/06.................   11/01 @ 101     821,572

         Principal
          Amount                                        Option Call
 Rating*   (000)    Description                         Provisions++   Value
 ------- ---------  -----------                         ------------ ----------
                    Colorado--(Continued)
  AAA      2,295++   6.625%, 11/15/01................   N/A           2,483,419
  AAA      1,570     6.625%, 11/15/07, FGIC..........   11/01 @ 101   1,681,156
  AAA      5,000    E-470 Pub. Hwy. Auth. Co. Rev.,
                     Ser. B, Zero Coupon, 9/01/11,
                     MBIA............................   No Opt. Call  2,817,850
  AAA     10,000    E-470 Pub. Hwy. Auth. Rev., Ser.
                     B, Zero Coupon, 9/01/18, MBIA...   No Opt. Call  3,661,400
  AAA     30,205++  Jefferson Cnty. Sch. Dist. North
                     R-001, G.O., 6.25%, 12/15/02,
                     AMBAC...........................   N/A          33,092,296
  AAA     13,285++  Univ. of Colorado, Hosp. Auth.
                     Rev., Ser. A, 6.25%, 11/15/02,
                     AMBAC...........................   N/A          14,647,642
                                                                     ----------
                                                                     93,604,354
                                                                     ----------
                    Connecticut--1.2%
  AA-      8,750    Connecticut St., G.O., Ser. A,
                     5.50%, 11/15/08.................   11/03 @ 102   9,371,075
  AAA      4,000    Connecticut St. Arpt. Rev.,
                     7.65%, 10/01/12, FGIC...........   10/04 @ 100   4,653,840
  Baa3     3,000    Mashantucket Western Pequot
                     Tribe, Spec. Rev., Ser. A,
                     5.50%, 9/01/28..................   9/09 @ 101    2,988,180
                                                                     ----------
                                                                     17,013,095
                                                                     ----------
                    District of Columbia--2.9%
                    Dist. of Columbia, G.O.,
  AAA      3,500++   6.875%, 6/01/00, MBIA...........   N/A           3,698,240
  AAA        115++   Ser. E, 5.875%, 6/01/08, MBIA...   N/A             125,619
  AAA      2,955     Ser. E, 5.875%, 6/01/08, MBIA...   06/03 @ 102   3,162,737
  AAA      1,060++   Ser. B, 5.90%, 6/01/04, MBIA....   N/A           1,169,964
  AAA      7,190     Ser. B, 5.90%, 6/01/06, MBIA....   6/04 @ 102    7,809,059
  AAA         70++   Ser. E, 6.00%, 6/01/03, CAPMAC..   N/A              76,791
  AAA      1,830     Ser. E, 6.00%, 6/01/09, CAPMAC..   6/03 @ 102    1,960,699
  AAA     17,950++   Ser. B, 6.30%, 6/01/02, MBIA....   N/A          19,580,757
  AAA      3,000    Dist. of Columbia Conv. Ctr.
                     Auth., Ded. Tax Rev., 5.25%,
                     10/01/17, AMBAC.................   10/08 @ 101   3,052,860
  AAA      2,000    Dist. of Columbia Hosp. Rev.,
                     Children's Hosp., Ser. A, 6.25%,
                     7/15/08, FGIC...................   7/02 @ 102    2,143,800
                                                                     ----------
                                                                     42,780,526
                                                                     ----------
                    Florida--6.7%
  AAA     10,750++  Broward Cnty. Sch. Bd., C.O.P.,
                     6.50%, 7/01/02, AMBAC...........   N/A          11,843,167
  AAA      1,740    Florida Hsg. Fin. Agcy. Rev.,
                     Sngl. Fam. Mtg., Ser. 1994-A,
                     6.55%, 7/01/14, GNMA............   1/05 @ 102    1,847,271
  AA+      5,000    Florida St. Dept. of Trans.,
                     Right of Way, Ser. A, 4.75%, ,
                     7/01/24.........................   7/09 @ 101    4,726,650
                    Florida St. Div. Bd. Fin. Dept.
                     Rev., Nat. Res. & Pres.,
  AAA      7,000++   6.45%, 7/01/01, MBIA............   N/A           7,477,610
  AAA      6,975++   Ser. 2000-A, 6.75%, 7/01/01,
                     AMBAC...........................   N/A           7,558,528
  AAA      2,190    Florida St. Sunshine Skyway Rev.,
                     6.60%, 7/01/07, MBIA............   7/01 @ 101    2,327,839
                    Greater Orlando Aviation Auth.,
                     Arpt. Fac. Rev., Ser. B, FGIC,
  AAA      4,760     6.55%, 10/01/06.................   10/02 @ 102   5,222,624
  AAA      5,070     6.55%, 10/01/07.................   10/02 @ 102   5,554,236

         Principal
          Amount                                        Option Call
 Rating*   (000)    Description                         Provisions++   Value
 ------- ---------  -----------                         ------------ ----------
                    Florida--(Continued)
  AAA      3,155    Gulf Breeze Local Gov't., Ln.
                      Pkg. Rev., 7.70%, 12/01/15,
                      FGIC...........................   12/99 @ 102   3,234,758
  AAA     12,195    Jacksonville Excise Tax Rev.,
                      6.50%, 10/01/10, AMBAC.........   10/02 @ 102  13,324,257
  AAA      2,650++  Jacksonville Hlth. Fac. Auth.
                      Rev., Mem. Med. Ctr., Ser. A,
                      6.625%, 11/01/01, MBIA.........   N/A           2,854,554
  AAA      7,500    Jacksonville Hosp. Rev., Univ.
                      Med. Ctr. Inc. Proj., 6.50%,
                      2/01/07, CONNIE LEE............   2/02 @ 102    8,091,375
  AAA      2,000++  North Broward Hosp. Rev., 6.50%,
                      1/01/02, MBIA..................   N/A           2,178,700
  AAA     10,645    Orange Cnty. Tourist Dev. Tax
                      Rev., , Ser. A, 6.375%,
                      10/01/06, AMBAC................   10/02 @ 102  11,603,050
  BBB-     4,000    Santa Rosa Bay Bridge Auth. Rev.,
                      6.25%, 7/01/28.................   7/06 @ 102    4,356,120
  AAA      2,570++  Tampa Auth. Rev., St. Joseph
                      Hlth. Ctr., 6.70%, 12/01/01,
                      MBIA...........................   N/A           2,812,197
  AAA      1,600    Tampa Util. Tax & Spec. Rev.,
                      6.80%, 10/01/06, AMBAC.........   10/01 @ 102   1,733,872
  AAA      1,000    Volusia Cnty. Edl. Fac., 6.50%,
                      10/15/10, CONNIE LEE...........   10/02 @ 102   1,093,390
                                                                     ----------
                                                                     97,840,198
                                                                     ----------
                    Georgia--1.4%
  AAA      7,000++  Atlanta, Pretrial Det. Ctr.,
                      C.O.P., MBIA, 6.25%, 12/01/02..   N/A           7,724,710
                    Burke Cnty. Dev. Auth. P.C.R.,
  A        3,000     Georgia Pwr. Co., 5.45%,
                      5/01/34........................   5/04 @ 102    2,973,030
  AAA      1,990     Oglethorpe Pwr. Corp., Ser. B,
                      6.45%, 1/01/05, MBIA...........   1/04 @ 101    2,187,289
  AAA        920    Georgia St. Hsg. & Fin. Auth.
                      Rev., Sngl. Fam. Mtg., Ser. C,
                      7.00%, 12/01/15, FHA...........   6/99 @ 101      981,180
  AAA      5,000    Henry Cnty. Hosp. Auth. Rev.,
                      6.375%, 7/01/09, FGIC..........   7/02 @ 102    5,387,100
  AAA      2,000    Macon-Bibb Cnty. Hosp. Auth. Rev,
                      6.75%, 8/01/99, FGIC...........   N/A           2,056,260
                                                                     ----------
                                                                     21,309,569
                                                                     ----------
                    Hawaii--0.6%
  AAA      7,760    Honolulu, Cnty., G.O., Ser. A,
                      5.80%, 1/01/07, FGIC...........   No Opt. Call  8,502,244
                                                                     ----------
                    Illinois--13.5%
  AAA      4,930++  Alton Hlth. Fac. Rev., Christian
                      Hlth. Ctr., 7.00%, 2/15/01,
                      FGIC...........................   N/A           5,308,328
  AAA      2,120    Chicago, Res. Mtg. Rev., Zero
                      Coupon, 10/01/09, MBIA.........   No Opt. Call  1,030,935
                    Chicago Cent. Pub. Library, G.O.,
                      AMBAC,
  AAA      1,800++   Ser. A, 6.75%, 1/01/02..........   N/A           1,981,674
  AAA      1,600++   Ser. C, 6.75%, 1/01/02..........   N/A           1,761,488
  AAA     14,205    Chicago O'Hare Intl. Arprt. Rev.,
                     G.O., Ser. A, 6.25%, 1/01/08,
                     MBIA............................   1/05 @ 102   15,749,226
                    Chicago Sch. Fin. Auth., G.O.,
                     FGIC,
  AAA     13,000     6.25%, 6/01/07..................   6/02 @ 102   13,992,940
  AAA      9,150     6.25%, 6/01/09..................   6/02 @ 102    9,821,335
  AAA      2,500    Chicago Waste Wtr. Transm. Rev.,
                     5.125%, 1/01/25, FGIC...........   1/06 @ 102    2,446,025
  AAA      5,050    Chicago Wtr. Rev., 5.25%,
                     11/01/23, FGIC..................   11/07 @ 102   5,063,888

         Principal
          Amount                                       Option Call
 Rating*   (000)     Description                       Provisions++    Value
 ------- ---------   -----------                       ------------ -----------
                     Illinois--(Continued)
                     Cook Cnty.,
   AAA     3,000++    Cap. Impvt., 5.875%, 11/15/06,
                      FGIC..........................   N/A            3,347,460
   AAA     4,165      G.O., Ser. A, 5.20%, 11/15/08,
                      MBIA..........................   11/07 @ 101    4,436,808
   AAA     5,555++    G.O., Ser. A, 6.40%, 11/15/02,
                      MBIA..........................   N/A            6,142,386
   AAA     7,000++    G.O., 6.50%, 11/15/02, MBIA...   N/A            7,763,140
   AAA     4,500++    G.O., 7.00%, 11/01/00, MBIA...   N/A            4,818,825
   AAA     1,775++   Cook Cnty. Cmnty. Sch. Dist.,
                      G.O., , Ser. A, 6.375%,
                      1/01/02, FGIC.................   N/A            1,893,481
   AAA     5,000     Cook Cnty. Community Sch.
                      Dist., 6.50%, 1/01/02, FGIC...   N/A            5,349,400
                     Illinois Edl. Fac. Auth. Rev.,
                      Loyola Univ., FGIC
   AAA     4,000++    5.45%, 7/01/03................   N/A            4,230,440
   AAA    10,000      5.70%, 7/01/03................   N/A           10,670,200
                     Illinois Hlth. Fac. Auth. Rev.,
   AAA    11,000#++   Alexian Med. Ctr. Proj., Ser.
                      A, 6.35%, 1/01/02, MBIA.......   N/A           11,926,860
   AAA     1,750++    Carle Fndtn., Ser. C, 6.75%,
                      1/01/00, FGIC.................   N/A            1,823,570
   AAA     5,500      Carle Foundation, Ser. A,
                      6.75%, 1/01/10, FGIC..........   1/00 @ 102     5,694,920
   AAA     3,300      Elmhurst Mem. Hosp.,
                      6.60%,1/01/07, FGIC...........   1/02 @ 102     3,551,592
   AAA    14,585      Sisters Svcs., Inc., Ser. C,
                      6.625%, 6/01/06, MBIA.........   6/02 @ 102    15,872,710
                     Illinois Regl. Trans. Auth.
                      Rev., Ser. A, FGIC
   AAA     2,780++    6.55%, 11/01/01...............   N/A            3,022,333
   AAA     6,125++    6.625%, 11/01/01C.............   N/A            6,669,757
   AAA     8,725     Illinois St., G.O., 6.40%,
                      12/15/01, AMBAC...............   12/01 @ 102    9,480,323
                     Illinois St. Sales Tax Rev.,
                      Ser. O,
   AAA     5,900      Zero Coupon, 6/15/07..........   No Opt. Call   4,154,249
   AAA     2,065++    6.50%, 6/15/01................   N/A            2,223,902
   AAA     3,935      6.50%, 6/15/06................   6/02 @ 101     4,216,903
   AAA     5,635      Zero Coupon, 6/15/08..........   No Opt. Call   3,766,434
   AAA     2,000++    6.60%, 6/15/01................   N/A            2,157,920
   AAA     7,980     Kendell Kane & Will Cnty. Sch.
                      Dist., 6.25%, 9/01/11, FGIC...   9/01 @ 100     8,335,988
   AAA    10,170     Met. Pier & Expo. Auth., Ded.
                      St. Tax Rev., Ser. A, Zero
                      Coupon, 6/15/08, FGIC.........   No Opt. Call   6,828,036
   AAA     2,000     Will Cnty. Cmnty. Sch. Dist.
                      Rev., 7.05%, 12/01/08, AMBAC..   No Opt. Call   2,409,560
                                                                    -----------
                                                                    197,943,036
                                                                    -----------
                     Indiana--2.9%
   AAA     1,340     Columbus Sch. Bd., 6.625%,
                       7/01/11, AMBAC...............   7/02 @ 102     1,457,263
                     Indiana Hlth. Fac. Fin. Auth.
                       Hosp. Rev. & Impvt.,
                       AncillaSys. Inc. MBIA
   AAA     5,665      Ser. A, 6.25%, 7/01/08........   7/02 @ 102     6,020,592
   AAA     4,350      Ser. B, 6.25%, 7/01/08........   7/02 @ 102     4,669,551
   AAA     3,750     Indiana St. Edl. Fac. Auth.
                       Rev., 6.60%, 1/01/11, MBIA...   1/02 @ 102     4,021,163

         Principal
          Amount                                        Option Call
 Rating*   (000)    Description                         Provisions++   Value
 ------- ---------  -----------                         ------------ ----------
                    Indiana--(Continued)
  AAA      9,000    Indiana Univ. Rev., Student Fee,
                      Zero Coupon, 8/01/06, AMBAC....   No Opt. Call  6,612,570
  Baa1     7,595    Indianapolis Arpt. Auth. Rev.,
                      Spl. Fac. Fed. Express Corp.
                      Proj., 7.10%, 1/15/17..........   7/04 @ 102    8,501,919
  AAA      3,000++  Monroe Cnty. Hosp. Auth. Rev.,
                      Bloomington Hosp., 6.65%,
                      5/01/02, MBIA..................   N/A           3,278,670
  AAA      2,270    Noblesville West Indpt. Sch.
                      Bldg. Corp., G.O., 7.00%,
                      7/01/07, MBIA..................   1/01 @ 102    2,414,349
  AAA      5,000    Warsaw High Sch. Bldg. Corp.,
                      G.O., 6.90%, 7/01/05, MBIA.....   7/00 @ 102    5,258,500
                                                                     ----------
                                                                     42,234,577
                                                                     ----------
                    Iowa--0.4%
  AAA      1,300    Iowa Fin. Auth., Sngl. Fam. Mtge.
                      Rev., Ser. F, 6.35%, 7/01/09,
                      AMBAC..........................   1/03 @ 102    1,364,545
  AAA      4,195    Muscatine, Elec. Rev., 5.00%,
                      1/01/08, FSA...................   1/00 @ 100    4,198,272
                                                                     ----------
                                                                      5,562,817
                                                                     ----------
                    Kentucky--2.5%
  AAA      2,850    Boone Cnty. P.C.R., Cincinnati
                      Gas & Elec. Co., Ser. A, 5.50%,
                      1/01/24, MBIA..................   1/04 @ 102    2,937,467
                    Danville Multi-City Lease Rev.,
                      Swr. & Drain Sys., MBIA
  AAA      2,015++   6.60%, 3/01/02..................   N/A           2,208,722
  AAA      2,160++   6.65%, 3/01/02..................   N/A           2,370,535
  AAA      3,750++  Kentucky Dev. Fin. Auth. Rev.,
                      Sisters of Charity, 6.60%,
                      11/01/01, MBIA.................   N/A           4,039,313
  AAA      6,410    Kentucky St. Ppty. & Bldgs. Auth.
                      Rev., Proj. 53, 6.625%,
                      10/01/07, MBIA.................   10/01 @ 102   6,903,890
  AAA     15,000    Kentucky St. Tpke. Auth., Econ.
                      Dev. Road Rev., 5.75%, 7/01/13,
                      AMBAC..........................   7/03 @ 102   16,051,350
  AAA      3,890    Owensboro, Elec. Lt. & Pwr. Rev.,
                      Ser. B, Zero Coupon, 1/01/09,
                      AMBAC..........................   No Opt. Call  2,512,123
                                                                     ----------
                                                                     37,023,400
                                                                     ----------
                    Louisiana--5.3%
                    Jefferson Sales Tax Dist. Rev.,
                      FGIC
  AAA     21,000++   Ser. A, 6.75%, 12/01/02.........   N/A          22,924,451
  AAA      4,000++  Ser. B, 6.75%, 12/01/02..........   N/A           4,396,160
                    Louisiana Pub. Fac. Auth. Hosp.
                     Rev.,
  AAA      5,000++  Lafayette Gen. Med. Ctr. Proj.,
                     6.30%, 10/01/02., FSA...........   N/A           5,490,300
  AAA     14,400++  Our Lady of the Lake Regl. Med.
                     Ctr., 5.90%, 12/01/03, FSA......   N/A          15,893,856
                    Louisiana St., G.O., Ser. A,
                     AMBAC
  AAA     14,385     6.50%, 5/01/02..................   N/A          15,768,262
  AAA      3,500     6.50%, 5/01/07..................   5/02 @ 102    3,836,560
  AAA      2,860++  Louisiana Stadium & Expo Dist.,
                     Hotel Occupancy Tax, 6.00%,
                     7/01/06, FGIC...................   N/A           3,221,418
  AAA      5,250    New Orleans, G.O., , Zero Coupon,
                     9/01/06, AMBAC..................   No Opt. Call  3,843,683
  AAA      2,905++  New Orleans Pub. Impt., G.O.,
                     6.60%, 9/01/02, FGIC............   N/A           3,164,939
                                                                     ----------
                                                                     78,539,629
                                                                     ----------

         Principal
          Amount                                       Option Call
 Rating*   (000)    Description                        Provisions++    Value
 ------- ---------  -----------                        ------------ -----------
                    Maryland--1.0%
   Aa2     9,940    Maryland St. Dept. Hsg. & Cmnty.
                     Dev. Admin., Sngl. Fam. Prog.,
                     Ser. 2, 6.55%, 4/01/26.........   4/05 @ 102    10,604,986
   AAA     3,175    Northeast Waste Disp. Auth.
                     Rev., Solid Waste Montgomery
                     Cnty. Res. Rec. Proj., 6.30%,
                     7/01/16, MBIA..................   7/03 @ 102     3,427,920
                                                                    -----------
                                                                     14,032,906
                                                                    -----------
                    Massachusetts--6.8%
   AAA     2,100++  Boston, G.O., Ser. A, 6.50%,
                     7/01/02, AMBAC.................   N/A            2,285,871
   AAA     4,465++  Chelsea, Sch. Proj. Loan, 6.00%,
                     6/15/04, AMBAC.................   N/A            4,973,206
   AAA     3,670++  Mansfield, G.O., 6.65%, 1/15/02,
                     AMBAC..........................   N/A            4,015,420
                    Massachusetts Bay Trans. Auth.
                     Rev., MBIA
   AAA       200++   Ser. B, 6.00%, 3/01/03.........   N/A              219,268
   AAA     5,800     Ser. B, 6.00%, 3/01/10.........   3/03 @ 102     6,285,170
   AAA    20,015++   Gen. Tran. Sys., Ser. A,
                     6.625%, 3/01/02................   N/A           21,465,888
   AAA     6,500    Massachusetts St Hlth. & Edl.
                     Facs. Auth. Rev., Hallmark
                     Hlth. Sys., Ser. A, 5.00%,
                     7/01/21, FSA...................   7/08 @ 101     6,304,935
                    Massachusetts St., G.O.,
   AAA     2,350++   Ser. D, 6.00%, 7/01/01, MBIA...   N/A            2,466,068
   AAA     7,865++   Ser. C, 6.70%, 11/01/04, FGIC..   N/A            9,015,728
   AAA       780++   Ser. C, 6.75%, 8/01/01, AMBAC..   N/A              847,096
   AAA       440     Ser. C, 6.75%, 8/01/09, AMBAC..   8/01 @ 102       473,686
                    Massachusetts St. Hlth. & Edl.
                     Fac. Auth. Rev.,
   AAA     2,000     Ser. C, 6.50%, 7/01/02, FGIC...   N/A            2,203,380
   AAA     5,000     6.50%, 7/01/10, MBIA...........   7/02 @ 102     5,441,000
   AAA     3,250++   7.25%, 7/01/00, MBIA...........   N/A            3,452,930
                    Massachusetts St. Hsg. Fin.
                     Agcy.,
   AAA     5,000     Ser. H, 6.75%, 11/15/12, FNMA..   11/03 @ 102    5,401,050
   AAA    10,000     Hsg. Proj., Ser. A, 5.95%,
                     10/01/08, AMBAC................   4/03 @ 102    10,685,400
   AAA     5,500     Residential Dev., Ser. A,
                     6.875%, 11/15/11, FNMA.........   5/02 @ 102     5,971,735
   AAA       600     Residential Dev., Ser. C,
                     6.875%, 11/15/11, FNMA.........   5/02 @ 102       651,462
   AAA     7,630    Massachusetts St. Wtr. Res.,
                     Ser. B, 6.25%, 11/01/10, MBIA..   11/02 @ 102    8,319,371
                                                                    -----------
                                                                    100,478,664
                                                                    -----------
                    Michigan--5.9%
   AAA     2,375++  Chippewa Valley, Sch. Bldg. &
                     Site Rev., 6.375%, 5/01/01,
                     FGIC...........................   N/A            2,531,204
                    Detroit Swr. Disp. Rev., FGIC
   AAA     1,655++   6.60%, 7/01/01.................   N/A            1,788,360
   AAA     1,765++   6.65%, 7/01/01.................   N/A            1,909,042
   AAA     1,880++   6.70%, 7/01/01.................   N/A            2,035,363
   AAA     3,750    Grand Rapids Wtr. Sply. Rev.,
                     6.625%, 1/01/08, FGIC..........   1/01 @ 102     3,963,112
   AAA     4,000    Greater Detroit Res. Rec. Auth.
                     Rev., , Ser. A, 6.25%,
                     12/13/08, AMBAC................   No Opt. Call   4,555,960

         Principal
          Amount                                        Option Call
 Rating*   (000)    Description                         Provisions++   Value
 ------- ---------  -----------                         ------------ ----------
                    Michigan--(Continued)
                    Lake Orion Cmnty. Sch. Dist.,
                     AMBAC
   AAA     3,290++   6.60%, 5/01/05..................   N/A           3,761,819
   AAA     3,285++   6.70%, 5/01/05..................   N/A           3,773,447
                    Michigan Mun. Bd. Auth. Rev.,
   AAA     5,000     Ser. D, Zero Coupon, 5/15/06,
                     MBIA............................   No Opt. Call  3,709,250
   AAA     2,040     6.45%, 11/01/07, AMBAC..........   11/04 @ 102   2,329,986
   AAA       900     Ser. A, 6.50%, 11/01/12, MBIA...   11/02 @ 102     983,943
   AAA     2,050     6.65%, 11/01/09, AMBAC..........   11/04 @ 102   2,361,497
   AAA     1,840     Local Gov't. Loan Prog., 6.35%,
                     11/01/06, AMBAC.................   11/04 @ 102   2,092,540
                    Michigan St. Bldg. Auth. Rev.,
                     Fac. Proj.,
   AAA     8,920++   Ser. IIA, 6.25%, 10/01/02,
                     AMBAC...........................   N/A           9,810,751
   AAA     3,850++   Ser. II, 6.75%, 10/01/01,
                     AMBAC...........................   N/A           4,199,426
   AAA    11,590     Ser. I, 6.75%, 10/01/07.........
   AAA    11,940    Michigan St. Hosp. Fin. Auth.
                     Rev., Sparrow Oblig. Grp.,
                     6.60%, 11/15/07, MBIA...........   11/01 @ 102  12,814,366
   AAA     5,000    River Rouge Sch. Dist., 5.625%,
                     5/01/22, FSA....................   5/03 @ 101.5  5,247,350
   AAA     3,000    Western Twnshp. Util. Auth. Swr.
                     Dist. Sys. Rev., 6.50%, 1/01/10,
                     FSA.............................   1/02 @ 100    3,161,430
   AAA     3,400    Wyandotte Elec. Rev., 6.25%,
                     10/01/08, MBIA..................   No Opt. Call  3,836,730
                                                                     ----------
                                                                     87,342,559
                                                                     ----------
                    Mississippi--0.1%
   AAA     1,800    Harrison Cnty. Waste Wtr. Mgmt.,
                     6.75%, 2/01/11, FGIC............   2/01 @ 102    1,908,288
                                                                     ----------
                    Missouri--0.8%
   AAA     7,350    Kansas City Sch. Dist. Bldg.
                     Corp. Leasehold Rev., Cap.
                     Impvts. Proj., Ser. A, 6.50%,
                     2/01/08, FGIC...................   2/01 @ 102    7,764,246
                    Lake of the Ozarks Cmnty. Bridge
                     Corp., Bridge Sys. Rev.,
           2,000     5.25%, 12/01/14.................   12/08 @ 102   1,994,920
           2,500     5.25%, 12/01/26.................   12/08 @ 102   2,457,800
                                                                     ----------
                                                                     12,216,966
                                                                     ----------
                    Nevada--4.4%
   AAA     4,000++  Clark Cnty., G.O., 6.50%,
                     6/01/02, AMBAC..................   N/A           4,398,680
   AAA     5,215++  Clark Cnty. Arpt., 6.25%,
                     6/01/01, FGIC...................   N/A           5,493,742
   AAA     6,490++  Clark Cnty. Fld Ctrl., 6.30%,
                     11/01/01, AMBAC.................   N/A           6,966,171
   AAA     6,210++  Clark Cnty. Flood Ctrl., 6.40%,
                     11/01/0, AMBAC..................   N/A           6,680,283
                    Clark Cnty. Sch. Dist., G.O.,
   AAA    11,000     Ser. A, 6.70%, 3/01/06, MBIA,...   3/01 @ 101   11,594,550
   AAA     4,185++   6.75%, 12/15/04, FGIC...........   N/A           4,818,944
   AAA     1,500     Ser. A, 6.75%, 3/01/07, MBIA....   3/01 @ 101    1,582,380
   AAA     5,175++   7.00%, 6/01/01, MBIA............   N/A           5,576,580

         Principal
          Amount                                       Option Call
 Rating*   (000)    Description                         Provisions     Value
 ------- ---------  -----------                        ------------ -----------
                    Nevada--(Continued)
   AAA     3,250++  Reno Hosp. Auth. Rev., St. Mary
                     Regl. Med. Ctr., 6.70%,
                     7/01/01, MBIA..................   N/A            3,518,580
                    Washoe Cnty. Arpt. Auth. Rev.,
                     Ser. B, MBIA
   AAA     3,135     5.70%, 7/01/07.................   7/03 @ 102     3,346,330
   AAA     2,645     5.75%, 7/01/08.................   7/03 @ 102     2,823,061
   AAA     3,750     Arpt. Sys. Impvt., Ser. B,
                     5.80%, 7/01/09.................   7/03 @ 102     4,000,613
   AAA     4,135++  Washoe Cnty. Sch. Dist., G.O.,
                     Ser. A, 6.20%, 10/01/02,
                     AMBAC..........................   N/A            4,504,793
                                                                    -----------
                                                                     65,304,707
                                                                    -----------
                    New Hampshire--0.2%
   AAA     2,310    New Hampshire High. Ed. Auth.
                     Rev., Elliot Hosp. of
                     Manchester, 6.70% 10/01/06,
                     AMBAC..........................   10/02 @ 102    2,478,653
                                                                    -----------
                    New Jersey--9.6%
   AAA    10,500++  Elizabeth, G.O., 6.60%, 8/01/01,
                     MBIA...........................   N/A           11,256,420
                    Howell Twp., G.O., FGIC
   AAA     7,715     6.70%, 1/01/06.................   1/02 @ 102     8,360,977
   AAA     2,925     6.75%, 1/01/07.................   1/02 @ 102     3,177,427
   AAA     2,000    Hudson Cnty. Correctional Fac.,
                     C.O.P., 6.50%, 12/01/11, MBIA..   6/02 @ 101.5   2,157,620
   AAA    30,275    New Jersey Econ. Dev. Auth.,
                     Mkt. Trans. Fac. Rev., Ser. A,
                     5.80%, 7/01/08, MBIA...........   7/04 @ 102    32,992,787
   AAA    24,495    New Jersey St., G.O., Ser. D,
                     6.00%, 2/15/09, MBIA...........   2/03 @ 102    26,294,648
                    New Jersey St. Hlth. Care Fac.
                     Fin. Auth. Rev., HackensackMed.
                     Ctr., FGIC
   AAA    12,755++   6.65%, 7/01/01.................   N/A           13,795,936
   AAA     3,735++   6.70%, 7/01/01.................   N/A            4,043,660
   AAA     1,765    New Jersey St. Hwy. Auth. Rev.,
                     Garden St. Pkwy., 6.15%,
                     1/01/07, AMBAC.................   1/02 @ 102     1,881,208
   AAA    30,000    New Jersey St. Tpk. Auth. Rev.,
                     Ser. C, 6.40%, 1/01/07, AMBAC..   1/01 @ 101.5  31,576,500
                    North Jersey Dist. Wtr. Sply.
                     Cmnty. Rev., MBIA
   AAA     2,525     Wanaque No. Proj., Ser. B,
                     6.50%, 11/15/06................   11/01 @ 102    2,713,390
   AAA     1,065     Wanaque So. Proj., 6.50%,
                     7/01/06........................   ETM            1,185,089
   AAA     1,250    Warren Cnty. P.C.R., 6.55%,
                     12/01/06, MBIA.................   12/02 @ 102    1,351,938
                                                                    -----------
                                                                    140,787,600
                                                                    -----------
                    New Mexico--0.3%
   AAA     3,535    Gallup P.C.R., 6.50%, 8/15/07,
                     MBIA...........................   8/02 @ 102     3,829,359
                                                                    -----------
                    New York--14.2%
   AAA     5,400    Met. Trans. Auth. Commuter Fac.
                     Rev., Ser. A, 5.75%, 7/01/21,
                     MBIA...........................   7/07 @ 101.5   5,824,980
                    New York City, G.O.,
   AAA     3,000     Ser. D, 5.60%, 11/01/05,
                     AMBAC..........................   No Opt. Call   3,246,810
   AAA     5,000     Ser. G, 5.75%, 2/01/08, MBIA...   2/06 @ 101.5   5,491,550
   A-      4,140     Ser. A, 6.00%, 8/01/05.........   No Opt. Call   4,525,517

         Principal
          Amount                                       Option Call
 Rating*   (000)    Description                        Provisions      Value
 ------- ---------  -----------                       ------------- -----------
                    New York--(Continued)
   AAA    15,000     Ser. E, 6.125%, 8/01/06,
                     MBIA..........................   No Opt. Call   16,746,600
   AAA    15,500     Ser. E, 6.20%, 8/01/07, MBIA..   No Opt. Call   17,481,520
   A-      7,000     Ser. E, 6.50%, 2/15/06........   No Opt. Call    7,861,560
   AAA     4,500     Ser. B, 6.95%, 8/15/04, MBIA..   N/A             5,194,665
   AAA    13,000     Ser. A, 7.00%, 8/01/07, FSA...   8/06 @ 101.5   15,360,930
   A-      6,160++   Ser. H, 7.20%, 2/01/02........   N/A             6,801,441
   A-        840     Ser. H, 7.20%, 2/01/13........   2/02 @ 101.5      915,272
                    New York City Ind. Dev. Agcy.
                      Spec. Fac. Rev., Term.
                      OneGroup Assoc. Proj.,
   A       4,000     6.00%, 1/01/08................   1/04 @ 102      4,293,480
   A       1,000     6.00%, 1/01/15................   1/04 @ 102      1,064,250
                    New York City Mun. Wtr. Fin.
                      Auth. Rev., Wtr. & Swr. Sys.,
                      Ser. A,
   AAA     9,375     5.125%, 6/15/22, AMBAC........   6/07 @ 101      9,366,094
   AAA    11,100     6.15%, 6/15/07, FGIC..........   6/02 at 101.5  11,894,427
   AAA     1,090++   6.75%, 6/15/01, FGIC..........   N/A             1,170,867
   AAA     1,070     6.75%, 6/15/06, FGIC..........   6/01 @ 101      1,139,229
   AAA     1,340++   7.00%, 6/15/01, FGIC..........   N/A             1,446,168
   AAA     1,320     7.00%, 6/15/07, FGIC..........   6/01 @ 101      1,409,258
   AA      4,000    New York City Transitional Fin.
                      Auth. Rev., Ser. C, 4.75%,
                      5/01/23......................   5/08 @ 102      3,739,440
   AAA     3,000++  New York St. Dorm. Auth. Rev.,
                      St. Univ. Edl. Facs., , Ser.
                      B, 6.10%, 5/15/04............   N/A             3,353,910
                    New York St. Env. Fac. Corp.,
                      P.C.R.,
   AAA     4,500     Ser. D, 6.40%, 5/15/06........   11/04 @ 102     5,102,280
   AAA     6,155     6.70%, 5/15/09................   11/04 @ 102     7,013,499
   AAA     4,965     6.80%, 5/15/10................   11/04 @ 102     5,660,597
                    New York St. Environ. Fac.
                      Corp., P.C.R., Ser. D
   AAA     5,945     6.50%, 5/15/07................   11/04 @ 102     6,738,182
   AAA     2,245     6.50%, 11/15/07...............   11/04 @ 102     2,544,528
                    New York St. Hsg. Fin. Agcy.
                      Rev., Ser. A
   A-      1,955     Hlth. Facs. of New York City,
                      6.375%, 11/01/04.............   No Opt. Call    2,155,036
   AAA     9,830     Hsg. Proj. Mtge., 5.50%,
                      11/01/06, FSA................   5/06 @ 102     10,488,905
                    New York St. Med. Care Fac.
                      Rev., AMBAC
   AAA     9,715     6.60%, 2/15/05................   N/A            11,154,957
   AAA     2,695     6.625%, 2/15/05...............   N/A             3,097,903
   AAA     5,000++  New York Hosp., Ser. A, 6.60%,
                      2/15/05, AMBAC...............   N/A             5,741,100
   AAA     5,550    New York St. Thrwy. Auth. Svc.
                      Contract Rev., Local Hwy. &
                      Bldg., Ser. B, 5.375%,
                      4/01/14, MBIA................   4/08 @ 101      5,824,725
   AAA     7,870    New York St. Urban Dev. Corp.
                      Rev., Correctional Fac., Ser.
                      A, 5.625%, 1/01/07, AMBAC....   1/03 at 102     8,386,665
   AAA     6,000    Triborough Brdg. & Tunl. Auth.
                      Rev., Ser. B, 6.70%, 1/01/08,
                      FGIC.........................   1/01 @ 102      6,364,020
                                                                    -----------
                                                                    208,600,365
                                                                    -----------

         Principal
          Amount                                        Option Call
 Rating*   (000)    Description                          Provisions    Value
 ------- ---------  -----------                         ------------ ----------
                    North Carolina--3.5%
   AAA     1,000++  Cumberland Cnty. C.O.P., Civic
                     Ctr. Proj., Ser. A, 6.375%,
                     12/01/04, AMBAC.................   N/A           1,140,060
                    North Carolina Eastn. Mun. Pwr.
                     Agcy. Sys. Rev., Ser. B
   AAA     6,000     6.00%, 1/01/06, CAPMAC..........   No Opt. Call  6,595,260
   AAA    13,500     6.125%, 1/01/09, FGIC...........   No Opt. Call 15,151,185
   AAA    10,000     7.00%, 1/01/08, CAPMAC..........   No Opt. Call 11,802,000
   AAA    14,675     7.25%, 1/01/07, CAPMAC..........   No Opt. Call 17,348,932
                                                                     ----------
                                                                     52,037,437
                                                                     ----------
                    North Dakota--0.5%
   AAA     4,450++  Bismark Hosp. Rev., St. Alexius
                     Med. Ctr., 6.90%, 5/01/01,
                     AMBAC...........................   N/A           4,816,814
   AAA     2,035    Grand Forks Hlth. Care Fac. Rev.,
                     United Hosp. Oblig. Grp., 6.50%,
                     12/01/06, MBIA..................   12/01 @ 102   2,175,720
                                                                     ----------
                                                                      6,992,534
                                                                     ----------
                    Ohio--2.0%
   AAA     2,410++  Cleveland, G.O., 6.40%, 11/15/04,
                     MBIA............................   N/A           2,748,485
                    Cleveland Wtrwks. Rev., First
                     Mtg., Ser. F, AMBAC
   AAA    12,000     6.50%, 1/01/02..................   N/A          13,072,200
             500    Cleveland Cuyahoga Cnty. Port
                     Auth. Rev., Port Dev. Proj.,
                     6.00%, 3/01/07..................   No Opt. Call    518,935
   AAA     6,095    Hamilton City Elec. Sys. Rev.,
                     Ser. A, 6.125%, 10/15/08, FGIC..   10/02 @ 102   6,601,738
   AAA     3,900++  Lucas Cnty. Hosp. Impt. Rev., St.
                     Vincent Med. Ctr., 6.50%,
                     8/15/02, MBIA...................   N/A           4,249,830
   AAA     1,000    Ohio St. Bldg. Auth. Fac. Rev.,
                     Juvenille Correctional Proj.,
                     6.50%, 9/01/04, AMBAC...........   9/04 @ 102    1,142,860
   AAA     1,220    Ohio St. Higher Edl. Fac. Comn.,
                     Univ. Dayton Proj., 5.35%,
                     12/01/17, AMBAC.................   12/07@101     1,266,592
                                                                     ----------
                                                                     29,600,640
                                                                     ----------
                    Oklahoma--0.4%
   AAA     5,725    Oklahoma City Wtr. Utils. Tr.
                     Wtr. & Swr. Rev., Ser. B,
                     6.375%, 7/01/12, MBIA...........   7/02 @ 100    6,120,483
                                                                     ----------
                    Oregon--0.4%
           5,600    Klamath Falls Elec. Rev., Klamath
                     Cogen Proj., 5.50%, 1/01/07.....   No Opt. Call  5,620,272
                                                                     ----------
                    Pennsylvania--11.2%
   AAA     4,000    Allegheny Cnty. Hosp. Dev. Auth.
                     Rev., Magee Women's Hosp.,
                     6.25%, 10/01/08, FGIC...........   10/02 @ 102   4,330,920
   AAA     6,200    Beaver Cnty. Hosp. Auth., 6.625%,
                     7/01/02, AMBAC..................   N/A           6,853,356
   AAA     1,500++  Coatesville Sch. Dist., G.O.,
                     6.60%, 3/01/01, AMBAC...........   N/A           1,581,600
                    Dauphin Cnty. Gen. Auth. Hosp.
                     Rev., HAPSCO-WesternPennsylvania
                     Hosp. Proj., MBIA
   AAA    10,000     6.25%, 1/01/08..................   7/02 @ 102   10,747,000
   AAA    10,000     Ser.A, 6.25%, 7/01/08...........   7/02 @ 102   10,747,000
   AAA     6,000    Delaware Valley Regl. Fin. Auth.,
                     Ser. A, 5.50%, 8/01/28, AMBAC...   No Opt. Call  6,421,440
   AAA     6,600    Erie Cnty. Hosp. Auth. Rev., St.
                     Vincent Hlth. Ctr. Proj., Ser.
                     A, 6.25%, 7/01/08, MBIA.........   7/02 @ 102    7,093,020
   AAA    10,000++  Harrisburg Auth. Lease Rev.,
                     6.625%, 6/01/01, FSA............   N/A          10,701,700

         Principal
          Amount                                       Option Call
 Rating*   (000)    Description                         Provisions     Value
 ------- ---------  -----------                        ------------ -----------
                    Pennsylvania--(Continued)
   AAA     3,500    Indiana Cnty. Indl. Dev. Auth.
                     P.C.R., New York St. Elec. &
                     Gas Corp., Ser. A, 6.00%,
                     6/01/06, MBIA..................   No Opt. Call   3,886,575
   AAA    10,100    Lehigh Cnty. Gen. Purpose Auth.
                     Rev., St. Lukes Hosp. Bethlehem
                     Proj., 5.50%, 11/15/13, AMBAC..   11/03 @ 102   10,542,683
   AAA     7,000    Montgomery Cnty. Higher Ed. &
                     Hlth. Auth. Rev., Holy
                     Redeemer, 5.25%, 10/01/23,
                     AMBAC..........................   10/07 @ 101    7,080,500
   AAA     6,500    Pennsylvania Hsg. Fin. Agcy.
                     Rev., Rental Hsg., Ser. C,
                     6.25%, 7/01/07, FNMA...........   7/02 @ 102     6,898,125
   AAA     4,000    Pennsylvania Intergovern. Coop.
                     Auth. Spec. Tax Rev.,
                     Philadelphia Fdg. Prog., 5.50%,
                     6/15/20, FGIC..................   6/06 @ 100     4,142,280
                    Pennsylvania St., G.O., FGIC
   AAA     1,500     5.375%, 5/15/09................   5/06 @ 101.5   1,601,325
   AAA    14,900++   Ser. A, 6.50%, 11/01/01........   N/A           16,131,783
                    Pennsylvania St. Higher Edl.
                     Fac. Auth. Rev.,
   AAA     1,445++   6.75%, 7/01/01, MBIA...........   N/A            1,565,889
   A2      3,300     Univ. Pennsylvania, Ser. A,
                     5.75%, 1/01/17.................   1/06 @ 101     3,461,865
   A1      2,750     Univ. Pennsylvania, Ser. A,
                     5.875%, 1/01/15................   1/06 @ 101     2,894,567
   AAA     4,500    Pennsylvania St. Tpk. Auth.
                     Rev., , Ser. O, 5.80%,
                     12/01/07, FGIC.................   12/02 @ 102    4,801,545
                    Philadelphia Mun. Auth., Justice
                     Lease Rev.,
   AAA     1,550     Ser. A, 7.00%, 11/15/04, MBIA..   11/01 @ 102    1,693,081
   AAA     2,370++   Ser. B, 7.10%, 11/15/01, FGIC..   N/A            2,613,209
   AAA     2,100    Philadelphia Wtr. & Waste Rev.,
                     5.625%, 6/15/08, AMBAC.........   No Opt. Call   2,303,532
                    Pittsburgh, G.O., Ser. D, AMBAC
   AAA    10,930++   6.00%, 9/01/02.................   N/A           11,916,323
   AAA     6,005++   6.00%, 9/01/02.................   N/A            6,546,891
                    Pittsburgh & Allegheny Cntys.
                     Rev., AMBAC
   AAA     1,015     Ser. A, 6.50%, 7/15/06.........   7/01 @ 100     1,067,070
   AAA       900     Ser. B, 6.50%, 7/15/06.........   7/01 @ 100       946,170
   AAA     3,000++  Pittsburgh Wtr. & Swr., 6.75%,
                     9/01/01, FGIC..................   N/A            3,265,170
   AAA     3,000    Schuylkill Cnty. Redev. Auth.
                     Common Lease Rev., Ser. A,
                     7.00%, 6/01/07, FGIC...........   6/01 @ 101     3,224,310
   AAA     1,665++  Scranton-Lackawanna Hlth. &
                     Welfare Auth. Rev., 6.90%,
                     1/01/00, MBIA..................   N/A            1,737,161
                    Westmoreland Cnty., G.O., AMBAC
   AAA     7,800++   6.70%, 8/01/01.................   N/A            8,318,544
                                                                    -----------
                                                                    165,114,634
                                                                    -----------
                    Rhode Island--2.1%
   AAA    11,220++  Conv. Ctr. Auth. Rev., Ser. A,
                      6.60%, 5/15/01, MBIA..........   N/A           12,081,135
                    Rhode Island Clean Wtr. Protn.
                      Fin. Agcy., P.C.R., Revolving
                      Fd. Pooled LN., Issue A, MBIA
   AAA     2,155++   6.70%, 10/01/02................   N/A            2,397,287
   AAA       235     6.70%, 10/01/10................   10/02 @ 102      257,214
   AA+     3,430    Rhode Island Hsg. & Mtg. Fin.,
                      Homeownership Oppty., Ser. 15-
                      B, 6.75%, 10/01/17............   4/04 @ 102     3,657,443
   AAA     2,000    Rhode Island St. Hlth. & Edl.
                      Bldg. Corp. Rev., Hosp. Fin.,
                      5.50%, 5/15/16, MBIA..........   5/07 @ 102     2,094,880
   AAA    10,000++  Rhode Island St. Pub. Bldg.
                      Auth. Rev., St. Pub. Proj.,
                      Ser. A, 6.75%, 2/01/00,
                      AMBAC.........................   N/A           10,448,100
                                                                    -----------
                                                                     30,936,059
                                                                    -----------

         Principal
          Amount                                    Option Call
 Rating*   (000)    Description                     Provisions++     Value
 ------- ---------  -----------                     ------------ --------------
                    South Carolina--2.3%
                    Piedmont Mun. Pwr. Agcy.
                      Elec. Rev.,
   AAA    14,925     6.30%, 1/01/11, MBIA........   1/03 @ 102   $   16,152,880
   AAA     7,900     6.50%, 1/01/11, FGIC........   1/01 @ 102        8,328,101
   AAA     4,390     6.85%, 1/01/07, FGIC........   1/01 @ 102        4,658,009
   AAA     5,100    Rock Hill Util. Sys. Rev.,
                      6.50%, 1/01/07, FGIC.......   1/01 @ 102        5,383,101
                                                                 --------------
                                                                     34,522,091
                                                                 --------------
                    Tennessee--0.8%
   A       7,800    Maury Cnty. Ind. Dev. Brd.
                      P.C.R., Saturn Corp. Proj.,
                      6.50%, 9/01/24.............   9/04 @ 102        8,589,048
   AAA     2,350    Met. Nashville Arpt. Rev.,
                      Ser. C, 6.625%, 7/01/07,
                      FGIC.......................   7/01 @ 102        2,509,589
                                                                 --------------
                                                                     11,098,637
                                                                 --------------
                    Texas--16.3%
                    Austin Pub. Impvt., G.O.,
   AAA    13,000++   6.10%, 9/01/02, AMBAC.......   N/A              13,983,060
                    Austin Util. Sys. Rev.,
   AAA    11,515+    Ser. A, Zero Coupon,
                      11/15/08, MBIA.............   No Opt. Call      7,542,440
   AAA     5,000     Ser. A, Zero Coupon,
                      11/15/09, AMBAC............   No Opt. Call      3,097,800
   AAA     5,000     Ser. A, Zero Coupon,
                      11/15/09, MBIA.............   No Opt. Call      3,097,800
   AAA     7,475++   Ser. A, 6.00%, 5/15/00,
                      FGIC.......................   N/A               7,684,898
   AAA     1,055     Ser. A, 6.00%, 5/15/10,
                      FGIC.......................   5/00 @ 100        1,074,001
   AAA     7,000     6.25%, 11/15/08, AMBAC......   11/02 @ 102       7,557,970
   AAA     5,000     6.625%, 11/15/08, AMBAC.....   No Opt. Call      5,864,700
   AAA     2,000++   6.875%, 5/15/01, AMBAC......   N/A               2,166,220
                    Baytown, G.O., AMBAC
   AAA     2,385++   6.40%, 2/01/02..............   N/A               2,553,667
   AAA     2,840     6.40%, 2/01/08..............   2/02 @ 100        3,010,400
   AAA     9,930    Circle C Mun. Util. Dist.
                      North 3 Rev., 6.50%,
                      11/15/09, FGIC.............   11/01 @ 100      10,452,715
                    Coppell Indpt. Sch. Dist.,
                      MBIA
   AAA     1,430     6.10%, 8/15/09..............   ETM               1,615,986
   AAA     2,495     6.10%, 8/15/09..............   8/02 @ 100        2,645,623
   AAA     8,500    Cypress-Fairbanks Indpt. Sch.
                      Dist., G.O., Zero Coupon,
                      8/01/06, AMBAC.............   No Opt. Call      6,218,600
   AAA     1,580    Dallas Cnty. Road Imp., G.O.,
                      5.625%, 8/15/10............   8/01 @ 100        1,632,472
   AAA     2,500    Dallas Ft. Worth Regl. Arp.
                      Rev., Ser. A, 7.375%,
                      11/01/10, FGIC.............   5/04 @ 102        2,898,800
   AAA     5,800    El Paso Cnty. Tax Rev., G.O.,
                      Ser. B, 6.40%, 2/15/07,
                      MBIA.......................   2/02 @ 100        6,140,170
   AAA     8,000    El Paso Impt. Auth. Rev.,
                      Ser. A, 6.375%, 8/15/10,
                      FGIC.......................   No Opt. Call      8,537,120
                    Ft. Bend Cnty., Tax. Perm.
                      Imprvt., G.O, FGIC
   AAA     3,375++   6.60%, 9/01/02..............   N/A               3,682,530

         Principal
          Amount                                     Option Call
 Rating*   (000)    Description                      Provisions++     Value
 ------- ---------  -----------                      ------------ -------------
                    Texas--(Continued)
                    Harris Cnty. Toll Road, Sr.
                      Lien, FGIC
  AAA      2,585     Ser. B, Zero Coupon,
                      8/15/08.....................   No Opt. Call $   1,702,740
  AAA     13,555++   Ser. A, 6.50%, 8/15/02.......   N/A             14,973,667
  AAA      6,310++   Ser. A, 6.50%, 8/15/02.......   N/A              6,970,405
  AAA      1,955     Ser. A, 6.50%, 8/15/06.......   8/02 @ 102       2,130,989
  AAA        590     Ser. A, 6.50%, 8/15/07.......   8/02 @ 102         642,728
  AAA      4,775     Ser. A, 6.50%, 8/15/11.......   8/02 @ 102       5,192,526
  AAA      4,390    Houston Indpt. Sch. Dist.,
                      Zero Coupon, 8/15/09,
                      AMBAC.......................   No Opt. Call     2,737,077
                    Houston Wtr. & Swr. Sys. Rev.,
  AAA     10,440     Ser. C, Zero Coupon,
                      12/01/10, AMBAC.............   No Opt. Call     6,126,923
  AAA      1,775++   Ser. B, 6.75%, 12/01/01,
                      FGIC........................   N/A              1,944,441
  AAA     13,225     Ser. B, 6.75%, 12/01/08,
                      FGIC........................   12/01 @ 102     14,269,510
  AAA     16,135     Jr. Lien, Ser. C, 6.25%,
                      12/01/09, MBIA..............   12/02 @ 102     17,426,445
  AAA      1,900    North Central Texas Hlth. Fac.
                      Dev. Corp. Rev., Childrens
                      Med. Ctr. of Dallas, 6.375%,
                      10/01/06, MBIA..............   10/01 @ 102      2,024,754
                    North Texas Mun. Wtr. Dist.,
                      MBIA
  AAA      1,550++   6.40%, 6/01/03...............   N/A              1,703,125
  AAA      1,840++   6.50%, 6/01/03...............   N/A              2,028,655
  AAA      3,000++  Round Rock Indpt. Sch. Dist.
                      G.O., 6.75%, 8/15/01, MBIA..   N/A              3,206,040
  BBB+     2,640    Sabine River Auth. P.C.R.,
                      Texas Utils. Elec. Proj.,
                      Ser. B, 8.25%, 10/01/20.....   10/00 @ 102      2,822,424
  AAA      6,000    San Antonio Elec. & Gas Rev.,
                      Ser. B, Zero Coupon,
                      2/01/10, FGIC...............   No Opt. Call     3,635,760
                    Texas Mun. Pwr. Agcy. Rev.,
                      AMBAC
  AAA     15,000     Zero Coupon, 9/01/08.........   No Opt. Call     9,915,000
  AAA     16,175     Zero Coupon, 9/01/09.........   No Opt. Call    10,115,198
  AAA      1,500     Ser. A, 6.75%, 9/01/12.......   9/01 @ 102       1,613,685
  AAA     15,000     Zero Coupon, 9/01/06.........   No Opt. Call    10,950,450
  AAA      3,745++  Texas St. Bldg. Fin. Auth.
                      Rev., 7.00%, 2/01/01, MBIA..   N/A              3,960,749
  AAA      5,900    Texas St. Pub. Fin. Auth.
                      Bldg. Rev., Ser. B, 6.25%,
                      2/01/09, AMBAC..............   No Opt. Call     6,709,067
  AAA      3,395    Tyler Cnty. Hlth. Fac. Dev.
                      Corp. Rev., Mother Francis
                      Hosp., 6.50%, 7/01/06,
                      FGIC........................   7/02 @ 102       3,680,723
  AAA      2,275    Ysleta Indpt. Sch. Dist. Rev.,
                      Zero Coupon, 8/15/08, PSFG..   No Opt. Call     1,498,543
                                                                  -------------
                                                                    239,438,596
                                                                  -------------
                    Utah--1.0%
  AAA      3,500    Intermountain Pwr. Agcy. Rev.,
                      Ser. B, 6.00%, 7/01/07,
                      MBIA........................   No Opt. Call     3,895,955
                    Intermountain Pwr. Agcy. Pwr.
                      Supply Rev.,
  AAA      4,450     Ser. F, 5.00%, 7/01/13,
                      AMBAC.......................   6/99 @ 100       4,450,267
  A+       1,800     Ser. B, 5.00%, 7/01/16.......   6/99 @ 100       1,751,112
  AAA      3,175    Salt Lake City Wtr.
                      Conservancy, Zero Coupon,
                      10/01/10, AMBAC.............   No Opt. Call     1,888,172

         Principal
          Amount                                     Option Call
 Rating*   (000)    Description                      Provisions++     Value
 ------- ---------  -----------                      ------------ -------------
                    Utah--(Continued)
                    Salt Lake Cnty. Mun. Bldg.
                      Auth. Lease Rev., MBIA
   AAA     1,550     Ser. A, 6.05%, 10/01/08......   10/04 @ 101  $   1,684,432
   AAA     1,450     6.15%, 10/01/10..............   10/04 @ 101      1,573,917
                                                                  -------------
                                                                     15,243,855
                                                                  -------------
                    Virginia--0.7%
                    Peninsula Port Auth. Hlth.
                      Sys., Riverside Hlth. Sys.,
                      MBIA
   AAA     6,000++   Proj. A, 6.625%, 7/01/02.....   N/A              6,632,280
   AAA     3,380     Proj. B, 6.625%, 7/01/10.....   7/02 @ 102       3,687,343
                                                                  -------------
                                                                     10,319,623
                                                                  -------------
                    Washington--9.1%
   AAA    12,850    King Cnty., G.O., Ser. D,
                      5.55%, 12/01/08, MBIA.......   12/07 @ 102     14,072,420
   AAA     4,650++  Port of Seattle Rev., 6.60%,
                      8/01/02, MBIA...............   N/A              5,146,341
                    Seattle, G.O.,
   AAA     1,700     Ser. B, Zero Coupon,
                      12/15/07, MBIA..............   No Opt. Call     1,168,495
   AAA     1,345     Ser. E, Zero Coupon,
                      12/15/08, MBIA..............   No Opt. Call       881,890
   AA      6,900     5.40%, 1/01/08...............   1/03 @ 102       7,293,645
   AA      2,650    Seattle Wtr. Sys. Rev., 5.50%,
                      6/01/18.....................   6/03 @ 102       2,702,708
   AAA     1,250    Snohomish Cnty. Pub. Util.
                      Dist., Elec. Rev., 6.55%,
                      1/01/07, FGIC...............   ETM              1,424,913
                    Snohomish Cnty. Sch. Dist.,
                      G.O., MBIA
   AAA     2,235++   6.10%, 12/01/03..............   N/A              2,490,438
   AAA     1,765     6.10%, 12/01/08..............   12/03@102        1,925,474
   AAA     3,835     6.70%, 12/01/06..............   12/01 @ 100      4,074,956
   AAA     4,145     6.75%, 12/01/07..............   12/01 @ 100      4,404,145
   AA+     4,000    Washington St., G.O., Ser. A,
                      5.375%, 7/01/21.............   7/06 @ 100       4,091,280
   AAA     9,000    Washington St. Hlth. Care Fac.
                      Auth. Rev., Virginia Mason
                      Oblig. Group, 6.30%,
                      2/15/09, MBIA...............   2/03 @ 102       9,714,960
                    Washington St. Pub. Pwr.
                      Supply Sys. Rev.,
   AAA    11,000     5.80%, 7/01/07, FSA..........   No Opt. Call    12,094,610
   AAA    12,905     Zero Coupon, 7/01/10, MBIA...   No Opt. Call     7,720,029
   AAA    13,395     Nuclear Proj. No. 1, Ser. A,
                      5.75%, 7/01/11, MBIA........   7/06 @ 102      14,466,868
   AAA    12,875     Nuclear Proj. No. 2, Ser. A,
                      Zero Coupon, 7/01/06, MBIA..   No Opt. Call     9,466,472
   AAA     2,000     Nuclear Proj. No. 2, 5.55%,
                      1/01/07, FGIC...............   7/03 @ 102       2,115,660
   AAA     3,000     Nuclear Proj. No. 2, 5.55%,
                      7/01/10, FGIC...............   7/03 @ 102       3,173,490
   AAA    13,635     Nuclear Proj. No. 2, Ser. A,
                      6.25%, 7/01/09, MBIA........   7/02 @ 102      14,640,854
   AAA     2,265++   Nuclear Proj. No. 2, Ser. A,
                      6.50%, 7/01/01, FGIC........   N/A              2,440,402
   AAA     3,500++   Nuclear Proj. No. 2, Ser. A,
                      7.00%, 7/01/00, FGIC........   N/A              3,708,705

         Principal
          Amount                                   Option Call
 Rating*   (000)   Description                     Provisions++     Value
 ------- --------- -----------                     ------------ --------------
                   Washington--(Continued)
  AAA      5,550    Nuclear Proj. No. 3, Zero
                     Coupon, 7/01/07, BIGI......   No Opt. Call  $   3,878,562
  AAA      2,000    Nuclear Proj. No. 3, Zero
                     Coupon, 7/01/08, BIGI......   No Opt. Call      1,343,800
                                                                --------------
                                                                   134,441,117
                                                                --------------
                   West Virginia--0.8%
  AAA     11,600   West Virginia St. Pkwys.
                     Econ. Dev. & Tourism Auth.,
                     5.70%, 5/15/09, FGIC.......   5/03 @ 102       12,295,652
                                                                --------------
                   Wisconsin--0.4%
                   Wisconsin St. Hlth. & Ed.
                     Fac. Auth. Rev.,
  AAA      2,850    Columbia Hosp. Rev., 6.50%,
                     11/15/06, MBIA.............   11/01 @ 102       3,064,064
  AAA      2,000    Wausau Hosp. Inc., Ser. A,
                     6.625%, 2/15/01, AMBAC.....   N/A               2,142,480
                                                                --------------
                                                                     5,206,544
                                                                --------------
                   Total Long-Term Investments
                     (cost $1,981,849,830)......                 2,165,119,584
                                                                --------------
                        SHORT-TERM INVESTMENTS** 0.4%
                   Mississipi--0.2%
  VMIGI    1,700   Jackson Cnty. P.C.R., Chevron
                     U.S.A. Inc. Proj., F.R.D.D,
                     4.25%, 5/03/99.............   N/A               1,700,000
  P1         100   Perry Cnty. P.C.R., F.R.D.D.,
                     4.25%, 5/03/99.............   N/A                 100,000
                                                                --------------
                                                                     1,800,000
                                                                --------------
                   Washington--0.2%
                   Washington St. Hlth. Care
                     Fac. Auth. Rev., Sisters of
                     Providence,
  VMIGI    3,100    F.R.D.D., 4.25%, 5/03/99....   N/A               3,100,000
                                                                --------------
                   Total Short-Term Investments
                     (cost $4,900,000)..........                     4,900,000
                                                                --------------
                   Total Investments (cost
                     $1,986,749,830) 147.6%.....                 2,170,019,584
                   Other assets in excess of
                     liabilities 12.9%..........                   189,180,564
                   Liquidation value of
                     preferred stock (60.4%)....                  (888,500,000)
                                                                --------------
                   Net Assets Applicable to
                     Common Shareholders 100%...                $1,470,700,148
                                                                ==============

------
(a) The following abbreviations are used in portfolio descriptions:
  AMBAC--American Municipal Bond Assurance Corporation
  BIGI--Bond Investors Guaranty Insurance Company
  C.O.P.--Certificate of Participation

  CONNIE LEE--College Construction Loan Insurance Association
  ETM--Escrowed to maturity
  FHA--Federal Housing Administration
  FNMA--Federal National Mortgage Association
  FGIC--Financial Guaranty Insurance Company
  FSA--Financial Security Assurance
  F.R.D.D.--Floating Rate Daily Demand**
  G.O.--General Obligation Bond
  MBIA--Municipal Bond Insurance Association
  PSFG--Permanent School Fund Guaranty
* Rating using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
+ Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is pre-refunded.

                      STATEMENT OF ASSETS AND LIABILITIES

The following table sets forth, as of April 30, 1999, (i) the Statement of Assets and Liabilities of each of the Trusts; (ii) the Statement of Assets and Liabilities of BKN; and (iii) the pro forma Statement of Assets and Liabilities of BKN as adjusted to give effect to all of the Mergers. The Statement of Assets and Liabilities of each Trust and BKN is likely to be different at the Closing as a result of the effects of the Trusts' and BKN's ongoing operations.

April 30, 1999                                                                     Pro Forma
(Unaudited)                   BKN           BMN           BMT           BRM       Adjustments           Pro Forma
--------------            ------------  ------------  ------------  ------------  ------------        --------------
Assets
Investments, at value
(cost $360,158,166,
$658,852,199,
$372,282,479,
$595,456,987 and
$1,986,749,830,
respectively)...........  $384,048,030  $716,428,988  $411,112,289  $658,430,277                      $2,170,019,584
Cash....................       467,459             0        48,572             0      (516,031) 5                  0
Receivable for
investments sold........             0     2,891,700     7,871,528             0                          10,763,228
Receivable for shares
sold....................             0             0             0             0   197,500,000  3        197,500,000
Interest receivable.....     6,576,099    12,996,136             0    10,921,079                          30,493,314
Other assets............         9,515        11,452        31,545        22,811                              75,323
                          ------------  ------------  ------------  ------------  ------------        --------------
                           391,101,103   732,328,276   419,063,934   669,374,167   196,983,969         2,408,851,449
                          ------------  ------------  ------------  ------------  ------------        --------------
Liabilities
Payable for investments
purchased...............     2,988,291             0             0             0                           2,988,291
Dividends payable-common
stock...................             0             0             0             0    37,175,000  1         37,175,000
Preferred share issuance
cost payable............             0             0             0             0     2,643,655  4          2,643,655
Merger cost payable.....             0             0             0             0     1,379,124  2          1,379,124
Due to custodian........             0     2,174,324             0     1,885,590      (516,031) 5          3,543,883
Investment advisory fee
payable.................       112,527       249,479       121,757       193,274                             677,037
Administration fee
payable.................        48,226             0        34,788        55,221                             138,235
Dividends payable-
preferred stock.........        37,290       158,220        84,479        98,693                             378,682
Other accrued expenses..       224,300       192,534       154,000       166,560                             727,394
                          ------------  ------------  ------------  ------------  ------------        --------------
                             3,410,634     2,764,557       395,024     2,399,338    40,681,748            49,651,101
                          ------------  ------------  ------------  ------------  ------------        --------------
Net Investment Assets...  $387,690,469  $729,563,719  $418,668,910  $666,974,829  $156,302,221        $2,359,200,148
                          ============  ============  ============  ============  ============        ==============
Net investment assets
were comprised of
 Common Stock
 Par value..............  $    167,071  $    454,106  $    258,856  $    272,071      (195,983) 6     $      956,121
 Paid-in capital in
 excess of par..........   232,077,765   421,119,385   239,833,688   378,448,786    (3,826,796) 2,4,6  1,267,652,828
 Preferred stock........   130,000,000   225,000,000   130,000,000   206,000,000   197,500,000  3        888,500,000
                          ------------  ------------  ------------  ------------  ------------        --------------
                           362,244,836   646,573,491   370,092,544   584,720,857   193,477,221         2,157,108,949
 Undistributed net
 investment income......     1,635,168    25,429,910    10,095,794    19,588,085   (37,175,000) 1         19,573,957
 Accumulated net
 realized loss..........       (79,399)      (16,471)     (349,238)     (307,403)                           (752,511)
 Net unrealized
 appreciation...........    23,889,864    57,576,789    38,829,810    62,973,290                         183,269,751
                          ------------  ------------  ------------  ------------  ------------        --------------
Net investment assets,
April 30, 1999..........  $387,690,469  $729,563,719  $418,668,910  $666,974,829  $156,302,221        $2,359,200,148
                          ============  ============  ============  ============  ============        ==============
Net assets applicable to
common shareholders.....  $257,690,469  $504,563,719  $288,668,910  $460,974,829                      $1,470,700,148
                          ============  ============  ============  ============                      ==============
Net Asset value per
common share............  $      15.42  $      11.11  $      11.15  $      16.94                      $        15.38
                          ============  ============  ============  ============                      ==============
COMMON SHARES
OUTSTANDING.............    16,707,093    45,410,519    25,885,619    27,207,090                          95,612,121
Adjustment 1 Special
Dividend/1.........../..                  17,990,000     5,885,000    11,300,000                          37,175,000
Adjustment 2 Merger
Cost/2.............../..       240,982       155,025       413,645       264,183                           1,379,124
Adjustment 3 New
Preferred
Issuance/3.........../..                                                                                 197,500,000
Adjustment 4 Preferred
Issuance Cost/4....../..                                                                                   2,643,655
Adjustment 5 Reclass Of
Cash To Due to
Custodian/5........../..                                                                                     516,031
Adjustment 6 Reclass
Between Par Value And
Paid-In Capital In
Excess Of Par/6....../..                                                                                     195,983

/1/ Represents the special dividend to be declared by BMN, BMT and BRM prior to the merger date.
/2/ Represents the estimated cost of the mergers. The cost of the mergers will be prorated to each Trust ratably and booked prior to the merger date.
/3/ Represents the estimated gross proceeds from the issuance of new preferred shares.
/4/ Represents the estimated cost of the issuance of the new preferred.
----
/5/ Represents a reclass of cash to due to custodian.
/6/ Represents a reclass based on $0.01 par value of new BKN shares outstanding.

                            STATEMENT OF OPERATIONS

The following table sets forth for the six months ended April 30, 1999 and for the year ended October 31, 1998, the statement of operations for each of the Trusts and the pro forma statement of operations as adjusted to give effect to all of the Mergers.

Pro Forma
Statement of Operations
For the Six months ended                                                         Pro Forma    Pro Forma
April 30, 1999 (Unaudited)      BKN          BMN          BMT          BRM      Adjustments*   Combined
--------------------------  -----------  -----------  -----------  -----------  ------------ ------------
Net Investment Income
Income
  Interest and discount
  earned..................  $10,493,252  $21,402,752  $12,295,158  $18,248,804   $       0   $ 62,439,966
                            -----------  -----------  -----------  -----------   ---------   ------------
Expenses
  Investment advisory.....      680,772    1,284,467      736,189    1,159,706           0      3,861,133
  Administration..........      291,759      256,894      210,509      321,345     564,266      1,654,771
  Auction agent...........      171,000      278,500      166,500      277,500                    893,500
  Custodian...............       41,500       80,000       55,000       70,000     (56,500)       190,000
  Reports to
  shareholders............       36,500       45,000       30,250       38,500     (35,000)       115,250
  Directors...............       29,000       42,000       31,304       42,000    (102,304)        42,000
  Audit...................       19,000       27,000       21,250       29,730     (63,500)        33,500
  Transfer agent..........       12,500       16,250       17,000       14,500           0         60,250
  Legal...................        4,000       10,000       10,000       10,000     (24,000)        10,000
  Miscellaneous...........       19,083       95,434       65,416       88,648     (23,000)       245,581
                            -----------  -----------  -----------  -----------   ---------   ------------
  Total expenses..........    1,305,114    2,135,544    1,343,417    2,061,949     259,962      7,105,985
                            -----------  -----------  -----------  -----------   ---------   ------------
Net investment income.....    9,188,138   19,267,208   10,951,741   16,186,856     259,962     55,333,981
                            -----------  -----------  -----------  -----------   ---------   ------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)
on investments............        1,719        2,678        2,656     (190,174)          0       (183,121)
Net change in unrealized
appreciation on
investments...............   (2,878,921)  (9,477,326)  (4,185,206)  (6,952,798)          0    (23,494,251)
                            -----------  -----------  -----------  -----------   ---------   ------------
Net loss on investments...   (2,977,202)  (9,474,648)  (4,182,550)  (7,142,972)          0    (23,677,372)
                            -----------  -----------  -----------  -----------   ---------   ------------
Net Increase in Net
Investment Assets
Resulting
from Operations...........  $ 6,310,936  $ 9,972,560  $ 6,679,191  $ 9,043,884   $ 259,962   $ 31,656,608
                            ===========  ===========  ===========  ===========   =========   ============

----
* Adjustments to reflect anticipated expenses based on historical information and Pro Forma Combined Net Assets.

Pro Forma
Statement of Operations
For the Year ended                                                              Pro Forma    Pro Forma
October 31, 1998 (Unaudited)      BKN         BMN          BMT         BRM     Adjustments*   Combined
----------------------------  ----------- -----------  ----------- ----------- ------------ ------------
Net Investment Income
Income
  Interest and discount
   earned.................    $20,724,998 $42,805,504  $24,590,316 $36,497,608  $        0  $124,618,426
                              ----------- -----------  ----------- -----------  ----------  ------------
Expenses
  Investment advisory.....      1,361,169   2,568,933    1,472,377   2,319,412           0     7,721,891
  Administration..........        583,358     513,787      421,017     662,689   1,128,530     3,309,381
  Auction agent...........        345,000     557,000      333,000     555,000           0     1,790,000
  Custodian...............        107,500     160,000      110,000     140,000    (137,500)      380,000
  Reports to
   shareholders...........         69,000      90,000       60,500      77,000     (70,000)      226,500
  Directors...............         64,000      84,000       62,608      84,000    (210,608)       84,000
  Audit...................         41,000      54,000       42,500      59,500    (130,000)       67,000
  Transfer agent..........         23,000      32,500       34,000      29,000           0       118,500
  Legal...................          6,000      20,000       20,000      20,000     (46,000)       20,000
  Miscellaneous...........         92,838     190,867      130,831     176,696     (70,894)      520,338
                              ----------- -----------  ----------- -----------  ----------  ------------
  Total expenses..........      2,692,865   4,271,087    2,686,833   4,123,297     463,258    14,237,610
                              ----------- -----------  ----------- -----------  ----------  ------------
Net investment income.....     18,032,133  38,534,417   21,903,483  32,374,311     463,258   110,380,816
                              ----------- -----------  ----------- -----------  ----------  ------------
Realized and Unrealized
 Gain (Loss) on
 Investments
Net realized gain (loss)
 on investments...........      3,208,243    (163,828)      16,839      57,572           0     3,118,826
Net change in unrealized
 appreciation on
 investments..............      8,422,329   3,358,947    3,514,040  11,392,691           0    26,688,007
                              ----------- -----------  ----------- -----------  ----------  ------------
Net gain on investments...     11,630,572   3,195,119    3,530,879  11,450,263           0    29,806,833
                              ----------- -----------  ----------- -----------  ----------  ------------
Net Increase in Net
 Investment Assets
 Resulting
 from Operations..........    $29,662,705 $41,729,536  $25,434,362 $43,824,574  $  463,528  $140,187,649
                              =========== ===========  =========== ===========  ==========  ============

-----
* Adjustments to reflect anticipated expenses based on historical information and Pro Forma Combined Net Assets.

                    CERTAIN PRO FORMA FINANCIAL INFORMATION

The following tables present certain pro-forma financial information for the periods indicated as adjusted to give effect to each of the potential Mergers separately and all of the potential Mergers together.

                                                  Pro-forma Total Returns
                         -------------------------------------------------------------------------------
                                       BKN,        BKN,                              BKN,     BKN, BMN,
Period                   BKN & BMN  BMN & BMT   BMN & BRM   BKN & BMT  BKN & BRM  BMT & BRM   BMT & BRM
------                   ---------  ----------  ----------  ---------  ---------  ----------  ----------
Six months ended April
30, 1999................     1.53%        2.52%       2.43%     2.36%      2.25%        2.35%       2.48%
Year ended October 31,
1998....................    23.70%       23.79%      23.56%    23.37%     23.09%       23.35%      23.69%
Year ended October 31,
1997....................    17.75%       17.85%      17.61%    17.41%     17.11%       17.39%      17.75%
Year ended October 31,
1996....................    12.16%       12.25%      12.01%    11.82%     11.51%       11.80%      12.15%

                                               Pro-forma Average Net Assets
                         -------------------------------------------------------------------------------
                                       BKN,        BKN,                              BKN,     BKN, BMN,
Period                   BKN & BMN  BMN & BMT   BMN & BRM   BKN & BMT  BKN & BRM  BMT & BRM   BMT & BRM
------                   ---------  ----------  ----------  ---------  ---------  ----------  ----------
Six months ended April
30, 1999................ $768,493   $1,058,914  $1,232,338  $550,391   $723,815   $1,014,236  $1,522,759
Year ended October 31,
1998....................  766,661    1,056,122   1,228,793   548,741    721,412    1,010,873   1,518,254
Year ended October 31,
1997....................  742,789    1,025,280   1,179,690   526,438    680,848      963,339   1,462,181
Year ended October 31,
1996....................  734,148    1,012,835   1,160,715   517,227    665,107      943,794   1,439,402

                                            Pro-forma Operating Expense Ratios
                         -------------------------------------------------------------------------------
                                       BKN,        BKN,                              BKN,     BKN, BMN,
Period                   BKN & BMN  BMN & BMT   BMN & BRM   BKN & BMT  BKN & BRM  BMT & BRM   BMT & BRM
------                   ---------  ----------  ----------  ---------  ---------  ----------  ----------
Six months ended April
30, 1999*...............     0.96%        0.95%       0.94%     0.98%      0.96%        0.95%       0.94%*
Year ended October 31,
1998....................     0.96%        0.95%       0.94%     0.98%      0.96%        0.95%       0.94%
Year ended October 31,
1997....................     0.96%        0.96%       0.95%     0.99%      0.97%        0.97%       0.95%
Year ended October 31,
1996....................     0.97%        0.96%       0.95%     1.00%      0.98%        0.97%       0.95%

----
* annualized

                      COMPARATIVE PERFORMANCE INFORMATION

Comparative investment performance for BKN and the Trusts for certain periods ended April 30, 1999 are shown below.

                                                       Average Annual Total
           Average Annual Total Investment                    Return
               Return on Market Value                   On Net Asset Value
          ----------------------------------------   -------------------------
           1 Year     3 Yrs.     5 Yrs.     Life     1 Year 3 Yrs. 5 Yrs. Life
          --------   --------   --------   -------   ------ ------ ------ ----
BKN......         %          %          %         %   8.03%  9.54%  9.72% 7.70%
BMN......         %          %          %         %   6.32%  6.74%  7.32% 8.19%
BMT......         %          %          %         %   6.59%  7.53%  7.96% 8.52%
BRM......         %          %          %         %   7.43%  8.45%  8.60% 8.41%

Total Investment Return on Market Value is the average annual combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in price per share. Total Return on Net Asset Value is the average annual combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per common share. The life of BKN and each Trust is calculated from April 30, 1999 to February 28, 1993 for BKN, September 27, 1991 for BMN, February 28, 1992 for BMT and September 25, 1992 for BRM. Past performance information is not necessarily indicative of future results.

                                 CAPITALIZATION

The following table sets forth, as of April 30, 1999, (i) the capitalization of each of the Trusts; (ii) the capitalization of BKN; and (iii) the pro forma capitalization of BKN as adjusted to give effect to each of the Mergers separately and all of the Mergers together. The capitalization of each Trust and BKN is likely to be different at the Closing as a result of the effects of the Trusts' and BKN's ongoing operations.

                      CAPITALIZATION AS OF APRIL 30, 1999

                              BKN           BMN           BMT           BRM
                            (Actual)      (Actual)      (Actual)      (Actual)
                          ------------  ------------  ------------  ------------
Shareholders' Equity:
  Common shares, $.01
  par value per share,
  200,000,000 shares
  authorized for each
  Trust and BKN:........  $    167,071  $    454,106  $    258,856  $    272,071
  [16,707,093] shares
  outstanding for BKN
  [45,410,639] shares
  outstanding for BMN
  [25,885,639] shares
  outstanding for BMT
  [27,207,093] shares
  outstanding for BRM
Preferred shares,
$25,000 liquidation
value per share:........   130,000,000   225,000,000   130,000,000   206,000,000
  [5,200] shares
  outstanding for BKN
  [9,000] shares
  outstanding for BMN
  [5,200] shares
  outstanding for BMT
  [8,240] shares
  outstanding for BRM
Paid-in surplus.........   232,077,765   421,119,385   239,833,688   378,448,780
Undistributed net
investment income.......     1,635,168    25,429,910    10,095,794    19,588,085
Accumulated Net realized
loss....................       (79,399)      (16,471)     (349,238)     (307,403)
Net unrealized
appreciation of
investments.............    23,889,864    57,576,789    38,829,810    62,973,290
                          ------------  ------------  ------------  ------------
Net assets..............  $387,690,469  $729,563,719  $418,668,910  $666,974,829
                          ------------  ------------  ------------  ------------
Net assets attributable
to common shares........  $257,690,469  $504,563,719  $288,668,910  $460,974,829
                          ============  ============  ============  ============

                            PRO FORMA CAPITALIZATION
                              AS OF APRIL 30, 1999

                       BKN and         BKN, BMN        BKN, BMN                                        BKN,         BKN, BMN,
                         BMN           and BMT         and BRM      BKN and BMT    BKN and BRM      BMT & BRM       BMT & BRM
                      Pro forma       Pro forma       Pro forma      Pro forma      Pro Forma       Pro Forma       Pro Forma
                    --------------  --------------  --------------  ------------  --------------  --------------  --------------
Shareholders'
 Equity:
 Common shares of
  BKN, $.01 par
  value per share,
  200,000,000
  shares authorized
  for each Trust
  and BKN:......... $       48,536  $      665,876  $      772,781  $    350,411  $      457,316  $      640,656  $      956,721
Preferred shares,
 $25,000
 liquidation value
 per share,
 shares
 authorized:.......    651,306,929     890,446,907   1,028,512,850   470,526,173     608,592,115     847,732,093   1,267,652,828
Paid-in surplus....    454,573,655     622,282,622     720,791,033   331,371,205     429,879,616     597,588,583     888,500,000
Undistributed net
 investment
 income............      9,075,078      13,285,872      15,363,163     5,845,962       7,923,253      12,134,047      19,573,957
Accumulated net
 loss..............        (95,870)       (445,108)       (403,273)     (428,637)       (386,802)       (736,040)       (752,511)
Net unrealized
 appreciation of
 investments.......     81,466,653     120,296,463     144,439,943    62,719,674      86,863,154     125,692,964     183,269,751
                    --------------  --------------  --------------  ------------  --------------  --------------  --------------
Net assets......... $1,196,808,980  $1,646,378,455  $1,909,630,673  $870,230,611  $1,133,482,829  $1,583,052,304  $2,359,200,148
                    ==============  ==============  ==============  ============  ==============  ==============  ==============
Net assets
 attributable to
 common shares..... $  742,235,326  $1,024,095,833  $1,188,839,641  $538,859,405  $  703,603,213  $  985,463,721  $1,470,700,148
                    ==============  ==============  ==============  ============  ==============  ==============  ==============
Common shares
 outstanding.......     48,253,593      66,577,586      77,288,129    35,031,087      45,741,629      64,065,623      95,612,121
                    ==============  ==============  ==============  ============  ==============  ==============  ==============

                                                                     APPENDIX I

                     FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made as of the   day
of   , 1999, by and among The BlackRock Municipal Target Term Trust Inc.
("BMN"), The BlackRock Insured Municipal Term Trust Inc. ("BMT") and The BlackRock Insured Municipal 2008 Term Trust Inc. ("BRM" and, together with BMN and BMT, the "Trusts"and each a "Trust") and The BlackRock Investment Quality Municipal Trust Inc. ("BKN" and, together with the Trusts, the "Funds"), each a Maryland corporation.

                                PLAN OF MERGER

The merger of each of BMN, BMT and BRM with and into BKN will comprise the following: (i) the relevant Trust will be merged with and into BKN in accordance with the Maryland General Corporation Law ("Maryland Law"); (ii) the separate existence of such Trust will cease; (iii) BKN will be the surviving corporation; (iv) each share of common stock ("Common Stock") of such Trust will be converted into and exchangeable for an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Common Stock of BKN, with a par value of $.01 per share ("BKN Common Stock"), and the right to receive cash in lieu of any fractional shares of BKN, computed based on the relative net asset value per share of such Trust and BKN on the last business day prior to the Effective Date (as defined in Section 7(a)) of such merger and (v) each share of preferred stock (the "Preferred Stock") of such Trust will be converted into and exchangeable for one newly issued share of Preferred Stock of BKN (the "BKN Preferred Stock") as set forth in Section 4(b) of this Agreement, all upon and subject to the terms hereinafter set forth (each a "Merger" and collectively the "Mergers").

As soon as practicable after satisfaction of all conditions to a Merger, BKN and the Trust that is a party to such Merger will jointly file executed articles of merger (the "Articles of Merger") with the Department of Assessments and Taxation of the State of Maryland and make all other filings or recordings required by Maryland Law in connection with such Merger. A Merger shall become effective at such time as the Articles of Merger are filed with and accepted for recording by the Department of Assessments and Taxation of the State of Maryland or at such later time as is specified in the Articles of Merger (the "Effective Date").

From and after the Effective Date of any Merger, BKN will possess all of the rights, privileges, purposes, powers and franchises and be subject to all of the restrictions, liabilities, obligations, disabilities and duties of BKN and the Trust party to such Merger, all as provided under Maryland Law.

The parties intend that each Merger shall qualify as a reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

As promptly as practicable after a Merger, the registration of the Trust that is a party to such Merger under the Investment Company Act of 1940, as amended (the "1940 Act") shall be terminated.

                                   AGREEMENT

In consideration of the covenants and agreements hereinafter set forth, and intending to be legally bound, BKN and each Trust hereby agree as follows:

1 Representations and Warranties of BKN.

BKN represents and warrants to, and agrees with each Trust that:

  a. BKN is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law, and has the power to own all of its assets and to carry out this Agreement. BKN has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

  b. BKN is duly registered under the 1940 Act as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. BKN has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify until consummation of the Mergers and thereafter.

  c. BKN has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

  d. There are no material legal, administrative or other proceedings pending or, to the knowledge of BKN, threatened against BKN which assert liability on the part of BKN or which materially affect its financial condition or its ability to consummate any or all of the Mergers. BKN is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

  e. BKN is not a party to or obligated under any provision of its Articles of Incorporation, as amended, its Articles Supplementary, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except for those that will be complied with, satisfied, amended or waived to cure any potential violation as a condition precedent to any Merger.

  f. Each Trust has been furnished with a statement of assets, liabilities and capital and a schedule of investments of BKN, each as of the end of BKN's most recently completed fiscal year, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants.

  g. Each Trust has been furnished with BKN's Annual Report to Stockholders for its most recently completed fiscal year, and the audited financial statements appearing therein fairly present the financial position of BKN as of the dates indicated therein, in conformity with generally accepted accounting principles applied on a consistent basis.

  h. There are no material contracts outstanding to which BKN is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section l(1) below) or will not otherwise be disclosed to each Trust prior to the Effective Date of the Merger to which each Trust is a party.

  i. BKN has no known liabilities of a material amount, contingent or otherwise, other than those shown on BKN's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since the end of BKN's most recently completed fiscal year and those incurred in connection with the Mergers. Prior to the Effective Date of a Merger, BKN will advise the Trust that is a party to such Merger in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

  j. BKN has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date of a Merger occurs. All tax liabilities of BKN have been adequately provided for on its books, and no tax deficiency or liability of BKN has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date of a Merger occurs.

  k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by BKN of any Merger, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and the laws of the State of Maryland.

  l. The registration statement filed by BKN on Form N-14 relating to the BKN Common Stock and BKN Preferred Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and at the Effective Date, insofar as it relates to BKN (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by BKN for use in the N-14 Registration Statement as provided in Section 6 of this Agreement.

  m. BKN is authorized to issue 200,000,000 shares of capital stock, par
  value $.01 per share,     of which shares are designated BKN Common Stock,
      of which are designated Auction Rate Municipal Preferred Stock, Series
  T7 and   of which are designated Auction Rate Municipal Preferred Stock
  Series T28. Each outstanding share of capital stock is fully paid, nonassessable and has full voting rights.

  n. All of the issued and outstanding shares of BKN Common Stock and BKN Preferred Stock have been offered for sale and sold in conformity with all applicable Federal and state securities laws.

  o. The BKN Common Stock and BKN Preferred Stock to be issued pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of BKN will have any preemptive right of subscription or purchase in respect thereof.

  p. At or prior to the Effective Date, the BKN Common Stock and BKN Preferred Stock to be issued pursuant to this Agreement will be duly qualified for offering to the public in conformity with all applicable federal and sate securities laws, and there are a sufficient number of such shares registered under the 1933 Act to permit the issuance contemplated by this Agreement.

  q. At or prior to the Effective Date of a Merger, BKN will have obtained any and all regulatory, rating agency, director and stockholder approvals necessary to issue the BKN Common Stock and the BKN Preferred Stock in connection with such Merger.

  r. The books and records of BKN made available to each Trust and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of BKN.

2.Representations and Warranties of each Trust.

Each Trust severally and not jointly represents and warrants to, and agrees with, each other party to this Agreement that:

  a. The Trust is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law, and has the power to own all of its assets and to carry out this Agreement. The Trust has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

  b. The Trust is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Trust has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the termination of the Trust.

  c. The Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Trust's Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

  d. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust, threatened against the Trust which assert liability on the part of the Trust or which materially affect its financial condition or its ability to consummate the Merger to which it is a party. The Trust is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

  e. The Trust is not a party to or obligated under any provision of its Articles of Incorporation, as amended, Articles Supplementary, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except for those that will be complied with, satisfied, amended or waived to cure any potential violation as a condition precedent to the Merger to which it is a party.

  f. Each other party to this Agreement has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Trust, each as of the end of the Trust's most recently completed fiscal year, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants.

  g. Each other party to this Agreement has been furnished with the Trust's Annual Report to Stockholders for the Trust's most recently completed fiscal year, and the audited financial statements appearing therein fairly present the financial position of the Trust as of the date thereof, in conformity with generally accepted accounting principles applied on a consistent basis.

  h. There are no material contracts outstanding to which the Trust is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to each other party to this Agreement prior to the Effective Date of the Merger to which the Trust is a party.

  i. The Trust has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since the date of such statements, and those incurred in connection with the Merger to which it is a party. Prior to the Effective Date of the Merger to which the Trust is a party, the Trust will advise each other party to this Agreement in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

  j. The Trust has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date of the Merger to which the Trust is a party occurs. All tax liabilities of the Trust have adequately been provided for on its books, and no tax deficiency or liability of the Trust has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date of the Merger to which the Trust is a party occurs.

  k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the Merger to which it is a party, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the HSR Act and the laws of the State of Maryland.

  l. The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and on the Effective Date of the Merger to which the Trust is a party, insofar as it relates to the Trust (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Trust for use in the N-14 Registration Statement as provided in Section 6 of this Agreement.

  m. The Trust is authorized to issue 200,000,000 shares of capital stock, par value $.01 per share. The number of shares of the Trust's capital stock designated Common Stock and the number of shares classified as Preferred Stock and their designations are set forth on Schedule 2(m) to this Agreement. Each share of the Trust's outstanding Common Stock and Preferred Stock is fully paid, nonassessable and has full voting rights.

  n. All of the issued and outstanding shares of Common Stock and Preferred Stock of the Trust have been offered for sale and sold in conformity with all applicable Federal and state securities laws.

  o. The books and records of the Trust made available to each other party to this Agreement and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Trust.

3.The Mergers.

  a. Subject to the requisite approvals of the stockholders of BKN and the applicable Trust being given, and to the other terms and conditions contained herein, BKN and each Trust agree that (i) such Trust will be merged with and into BKN in accordance with Maryland law, (ii) the separate existence of such Trust will cease, (iii) BKN will be the surviving corporation, (iv) each share of Common Stock of such Trust outstanding at the Effective Date will be converted into and exchangeable for an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of BKN Common Stock and cash in lieu of any fractional shares of BKN, computed based on the net asset value per share of such Trust and BKN on the last business day prior to the Effective Date of such Merger, and (v) each share of Preferred Stock of such Trust will be converted into and exchangeable for one newly issued share of BKN Preferred Stock as set forth in Section 4(b) of the Agreement.

  b. Prior to the Effective Date for a Merger, the Trust involved in such Merger shall declare a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period from the beginning of its current fiscal year to and including the Closing Date for such Merger, if any, and all of its net capital gain, if any, realized for such period. In this regard, the last dividend period for each series of Preferred Stock of each Trust prior to the Closing Date of the Merger to which such Trust is a party may be shorter than the dividend period for each such series determined as set forth in the applicable Articles Supplementary.

  c. The Merger of any Trust into BKN pursuant to this Agreement is not contingent upon the Merger of any other Trust into BKN pursuant to this Agreement. If the Merger of any Trust is rejected by the stockholders of such Trust or of BKN or is not consummated for any other reason, the Merger of any other Trust with and into BKN shall nonetheless be completed in accordance and subject to the terms and conditions set forth herein.

  d. As soon as practicable after satisfaction of all conditions to a Merger, BKN and the respective Trust will jointly file the Articles of Merger with the Department of Assessments and Taxation of the State of Maryland and make all other filings or recordings required by Maryland Law in connection with such Merger.

  e. From and after the Effective Date for any Merger, BKN will possess all of the rights, privileges, purposes, powers and franchises and be subject to all of the restrictions, liabilities, obligations, disabilities and duties of BKN and such merged Trust, all as provided under Maryland Law.

4.Conversion to BKN Stock.

  a. At the Effective Date of a Merger, each share of Common Stock of the Trust involved in such Merger will be converted into and exchangeable for an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of BKN Common Stock and the right to receive cash in lieu of any fractional shares of BKN, computed based on the net asset value per share of BKN and the respective Trust on the last business day prior to the Effective Date of such Merger. The net asset value per share of BKN and the Trust involved in such Merger shall be determined as of the last business day prior to the Effective Date, and no formula will be used to adjust the net asset value so determined of BKN or such Trust to take into account differences in realized and unrealized gains and losses. The value of the assets of BKN and of the Trust involved in such Merger shall be determined by BKN for purposes of the Merger pursuant to the procedures utilized by BKN in valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by BKN in cooperation with the Trusts and shall be confirmed in writing by BKN to the Trusts. BKN shall issue to the stockholders of the Trust involved in such Merger separate certificates or share deposit receipts for the BKN Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the BKN Common Stock to State Street Bank & Trust Company, as the transfer agent and registrar for BKN Common Stock. With respect to any stockholder of a Trust holding certificates evidencing ownership of the Common Stock of any Trust as of the Effective Date for the Merger of such Trust, and subject to BKN being informed thereof in writing by the respective Trust, BKN will not permit such stockholder to receive new certificates evidencing ownership of the BKN Common Stock or pledge or redeem such BKN Common Stock, in any case, until such stockholder has surrendered his or her outstanding certificates evidencing ownership of the Common Stock of such Trust or, in the event of lost certificates, posted adequate bond. Each such Trust, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of the Common Stock of such Trust or post adequate bond therefor. Dividends payable to holders of record of shares of BKN Common Stock as of any date after the Effective Date of a Merger and prior to the exchange of certificates by any stockholder of the Trust party to such Merger shall be paid to such stockholder, without interest; however, such dividends shall not be paid unless and until such stockholder surrenders his or her stock certificates for exchange. No fractional shares of BKN Common Stock will be issued to a Trust's stockholders. In lieu thereof, BKN's transfer agent, State Street Bank & Trust Company, will aggregate all fractional shares of BKN and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of BKN for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale, without interest, upon surrender of such holder's BKN Common Stock certificates.

  b. At the Effective Date of a Merger, each outstanding share of Preferred Stock of the Trust involved in such Merger will be converted into and exchangeable for one share of BKN Preferred Stock having the same terms, except as set forth herein. The initial dividend rate of each new share of BKN Preferred Stock will be the same as that established in the most recent auction of the corresponding share of Preferred Stock of the respective Trust. Dividends will accumulate on Preferred Shares of each of the participating Trusts up to and including the Closing Date and will be paid, together with the dividends then payable in respect of the newly issued corresponding shares of BKN Preferred, to the holders thereof on the dividend payment date in respect of the Initial Dividend Period of such newly issued shares. The "Initial Dividend Period" of the shares of BKN Preferred will be a period consisting of the number of days following the day on which the relevant Merger is completed that would have remained in the dividend period for the corresponding series of Preferred Shares of the respective Trust in effect immediately prior to the Closing Date for such Merger. The dividend rate for the shares of each new share of BKN Preferred for such Initial Dividend Period thereof will be the dividend rate in effect immediately prior to the Closing Date for such Merger for the corresponding share of Preferred Stock of the respective Trust. The initial auction for each share of BKN Preferred Stock issued pursuant to a Merger will be held on the day on which the auction next succeeding the Closing Date for such Merger would have been held for the corresponding share of Preferred Stock of the respective Trust but for the Merger.

5.Payment of Expenses.

  a. BKN shall pay, subsequent to the Effective Date of a Merger, all expenses incurred in connection with the Merger, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement and the fees of counsel to the Funds party to such Merger. Such fees and expenses shall include legal, accounting and state securities or blue sky fees (if any), printing costs, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the respective Merger. None of BKN or any Trust shall pay any expenses of its respective stockholders arising out of or in connection with any Merger.

  b. If for any reason any or all of the Mergers are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.Covenants of BKN and each Trust.

  a. BKN and each Trust agree to call a special meeting of its respective stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Merger to which such Trust is a party as described in this Agreement.

  b. BKN and each Trust covenants to operate its respective business as presently conducted between the date hereof and the Effective Date of the Merger with such Trust.

  c. BKN and each Trust agree that, as soon as practicable after satisfaction of all conditions to the Merger to which such Trust is a party, they will jointly file executed Articles of Merger with the Department of Assessments and Taxation of the State of Maryland and make all other filings or recordings required by Maryland Law in connection with such Merger.

  d. BKN undertakes that it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that each Trust which consummates a Merger with BKN has ceased to be a registered investment company.

  e. BKN will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Trust agrees to cooperate fully with BKN and will furnish to BKN the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder.

  f. BKN and each Trust agree to proceed as promptly as possible to cause to be made all necessary filings under the HSR Act with respect to the transactions contemplated by this Agreement and to ensure that the related waiting period expires or is otherwise terminated at the earliest possible time.

  g. BKN agrees that it has no plan or intention to sell or otherwise dispose of the assets of any Trust to be acquired in the Merger, except for dispositions made in the ordinary course of business.

  h. BKN and each Trust agree that, on or before the Effective Date of a Trust's Merger with BKN, all of such Trust's Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes. In connection with this covenant, BKN and each Trust agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. BKN agrees to retain for a period of ten
  (10) years following the Effective Date of a Merger all returns, schedules and work papers and all material records or other documents relating to tax matters of the Trust party to such Merger for its taxable periods first ending after such Effective Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date of a Merger, BKN shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by the Trust party to such Merger with respect to its final taxable years ending with The Effective Date of its Merger into BKN and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by BKN or any Trust (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by BKN.

  i. BKN and each Trust agree to mail to each of its respective stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

  j. Following the consummation of any and all of the Mergers, BKN expects to stay in existence and continue its business as a closed-end management investment company registered under the 1940 Act.

  k. Except as contemplated herein, BKN and each Trust agree that, during the period from the date hereof to and including the Effective Date for each Merger, BKN and each Trust will declare and pay dividends consistent with past practices and the terms of the Common Stock and Preferred Stock issued by each such Fund.

7.Effective Date.

  a. The Merger of BKN and any Trust shall become effective at such time as the Articles of Merger for such Merger are accepted for filing by the Department of Assessments and Taxation of the State of Maryland or at such later time as is specified in the Articles of Merger (the "Effective Date").

  b. Prior to the Effective Date of its Merger, each Trust shall have made arrangements with its transfer agent to deliver to BKN, as soon as practicable after the Effective Date, a list of the names and addresses of all of the stockholders of record of Trust on the Effective Date and the number of shares of Common Stock and Preferred Stock of the Trust owned by each such stockholder, certified by its transfer agent or by its President to the best of their knowledge and belief.

8.BKN Conditions.

The obligation of BKN to consummate a Merger with a Trust shall be subject to the satisfaction or waiver of the following conditions, provided that the failure of any Trust to satisfy any of these conditions shall not affect the obligation of BKN to consummate its Merger with any other Trust:

  a. This Agreement shall have been adopted, and the Merger shall have been approved, by the affirmative vote of a majority of the shares of the BKN Common Stock and BKN Preferred Stock outstanding on the record date for the Special Meeting of BKN stockholders voting together as a single class; and the Trust shall have delivered to BKN a copy of the resolutions approving this Agreement and the Merger to which such Trust is a party adopted by its Board of Directors and stockholders and certified by its respective Secretary.

  b. The Trust shall have furnished to BKN a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated the Effective Date of the Merger to which such Trust is a party, certifying that there has been no material adverse change in its respective financial position since the date of such Trust's most recent financial statements provided to BKN, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

  c. The Trust shall have furnished to BKN a certificate signed by its President (or any Vice President) and its Treasurer, dated the Effective Date of the Merger to which such Trust is a party, certifying that as of such Effective Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and it has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

  d. The Trust shall have delivered to BKN a letter from Deloitte & Touche LLP, dated the Effective Date of the Merger to which such Trust is a party, stating that such firm has performed a limited review of the Federal, state and local income tax returns for the Trust's most recently completed fiscal year, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of the Trust for the period covered thereby; and that for the period from such date, to and including such Effective Date and for any taxable year ending upon its dissolution, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from such date, to and including such Effective Date and for any taxable year ending upon its dissolution or that the Trust would not continue to qualify as a regulated investment company for Federal income tax purposes.

  e. BKN shall have received an opinion of Miles & Stockbridge P.C., as special counsel to BKN and the Trust, in form and substance satisfactory to BKN and dated the Effective Date of the

  Merger to which such Trust is a party, to the effect that (i) BKN and the Trust each is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law; (ii) all corporate actions required to be taken by BKN and each respective Trust to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on the part of BKN and the Trust; (iii) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the Articles Supplementary, as amended, or the by-laws, as amended, or any agreement (known to such counsel) to which BKN or the respective Trust is a party or by which BKN or the respective Trust is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (iv) to the best of such counsel's knowledge, no consent, approval, authorization or order of any Maryland state court or governmental authority is required for the consummation by BKN or the Trust of the Merger to which they are parties, except such as have been obtained under Maryland Law and under state securities or blue sky laws; (v) this Agreement has been duly authorized, executed and delivered by BKN and the Trust and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; and (vi) the BKN Common Stock and BKN Preferred Stock to be issued pursuant to the Merger are duly authorized and, upon delivery and the consummation of the Merger, will be validly issued and outstanding and fully paid and nonassessable, and no stockholder of BKN has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, Articles Supplementary, as amended, or the by-laws of BKN or as a matter of Maryland Law). In giving the opinion set forth above, Miles & Stockbridge P.C. may state that it is relying on certificates of officers of BKN and the Trust with regard to matters of fact and certificates and written statements of governmental officials with respect to factual matters.

  f. BKN shall have received an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (together with its affiliates, "Skadden"), as special counsel to BKN, in form and substance satisfactory to BKN and dated the Effective Date, to the effect that (i) BKN and the Trust each is registered as a diversified, closed-end management investment company under the 1940 Act,
  (ii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal governmental authority is required for the consummation by BKN or the Trust that is a party to the Merger, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities or blue sky laws; (iii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder, except that such counsel need not opine with respect to financial statements and schedules and other financial and statistical data included or incorporated by reference in the N-14 Registration Statement or to schedules, exhibits or appendices included or incorporated by reference in the N-14 Registration Statement; and (iv) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against BKN or the Trust, the unfavorable outcome of which would materially adversely affect BKN or the Trust, as the case may be. Such opinion also shall state that
  (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto,
  (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) such counsel does not express any opinion or belief as to financial statements and schedules and other financial and statistical data included or incorporated by reference in the N-14 Registration Statement or to schedules, exhibits or appendices included or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Skadden may state that it is relying on certificates of officers of BKN and the Trust with regard to matters of fact and certificates and written statements of government officials with respect to factual matters.

  g. BKN shall have received an opinion from Skadden, as counsel to BKN, in form and substance satisfactory to BKN and dated the Effective Date of a Merger, to the effect that for Federal income tax purposes such Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code and BKN and the respective Trust will each be deemed a "party" to such reorganization within the meaning of Section 368(b) of the Code. In giving the opinion set forth above, Skadden may state that it is relying on certificates of officers of BKN and the respective Trust with regard to factual and other matters.

  h. The assets or liabilities of the Trust, respectively, to be transferred to BKN shall not include any assets or liabilities which BKN, by reason of charter limitations or otherwise, may not properly acquire or assume.

  i. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust, shall be contemplated by the Commission.

  j. The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger to which the Trust is a party under Section 25(c) of the 1940 Act and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Trust or would prohibit the Merger to which the Trust is a party.

  k. All proceedings taken by the Trust and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to BKN.

  l. Prior to the Effective Date, the Trust shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income, if any, for the tax year of such Trust ending on the Effective Date of the Merger to which such Trust is a party, and all of its net capital gain, if any, realized for the tax year of such Trust ending on the Effective Date of the Merger to which such Trust is a party.

  m. On or before the Effective Date of a Merger, BKN shall have received from Standard & Poor's Ratings Group and Moody's Investors Service written evidence confirming that consummation of such Merger will not impair the Aaa and AAA ratings assigned to the outstanding shares of BKN Preferred Stock and assigning Aaa or AAA ratings to the shares of BKN Preferred Stock issued in connection with such Merger.

9.The Trust's Conditions.

The obligations of each Trust hereunder shall be subject to the following conditions:

  a. This Agreement shall have been adopted, and the Merger to which the Trust is a party shall have been approved, by the affirmative vote of a majority of the shares of Common Stock and of a majority of the shares of Preferred Stock of the Trust outstanding on the record date for the special meeting of such Trust's stockholders, each voting as a separate class; and BKN shall have delivered to the Trust a copy of the resolutions approving this Agreement and the Merger to which such Trust is a party adopted by its Board of Directors and stockholders and certified by its Secretary.

  b. BKN shall have furnished to the Trust, a statement of assets, liabilities and capital, together with a schedule of its investments, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated as of the Effective Date of the Merger to which the Trust is a party, certifying that as of such Effective Date there has been no material adverse change in its financial position since the date of BKN's most recent financial statements provided to the Trust, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

  c. BKN shall have furnished to the Trust a certificate signed by its President (or any Vice President) and its Treasurer, dated as of the Effective Date of the Merger to which the Trust is a party, certifying that
  (i) all representations and warranties of BKN made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such Effective Date, and that BKN has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date and (ii) immediately after the Effective Date, BKN will be in compliance with all asset coverage tests applicable to the BKN Preferred Stock.

  d. The Trust shall have received the opinion or opinions of Miles & Stockbridge P.C. and Skadden, as counsel to the Trust, in form and substance satisfactory to the Trust and dated the Effective Date of the Merger to which the Trust is a party, with respect to the matters specified in Sections 9(e), (f) and (g) of this Agreement and such other matters as the Trust reasonably may deem necessary or desirable.

  e. All proceedings taken by BKN and its counsel in connection with the Merger to which the Trust is a party and all documents incidental thereto shall be satisfactory in form and substance to the Trust.

  f. The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of BKN, shall be contemplated by the Commission.

  g. The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger to which the Trust is a party under Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of BKN or would prohibit the Merger to which the Trust is a party.

  h. On or before the Closing Date of a Merger, the Board of Directors of BKN shall have classified, authorized and unissued shares of BKN Common Stock as a series of BKN Preferred Stock with, and shall have filed Articles Supplementary to its Articles of Incorporation describing, the powers, rights and preferences of series of BKN Preferred Stock which are the same as the powers, rights and preferences of the series of Preferred Stock of the Trust party to such Merger listed on Schedule 2(m) to this Agreement, except as set forth in Section 4(b) of this Agreement.

  i. On or before the Effective Date of a Merger, BKN shall have received from Standard & Poor's Ratings Group and Moody's Investors Service written evidence confirming that consummation of the Merger will not impair the Aaa and AAA ratings assigned to the outstanding shares of BKN Preferred Stock and assigning Aaa or AAA ratings to shares of BKN Preferred Stock to be issued in connection with such Merger.

10.Termination, Postponement and Waivers.

  a. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated with respect to a Merger and any of the Mergers abandoned at any time (whether before or after adoption thereof by the stockholders of BKN and any Trust) prior to the respective Effective Date of a Merger, or such Effective Date may be postponed, (i) by mutual consent of the Boards of Directors of BKN or the Trust that is party to such Merger; (ii) by the Board of Directors of a Trust if any condition of such Trust's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived and (iii) by the Board of Directors of BKN in its sole discretion.

  b. If the transactions contemplated by this Agreement with respect to a Merger have not been consummated by December 31, 1999, any Fund may terminate this Agreement with respect to its Merger by action of its Board of Directors.

  c. In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of BKN or the respective Trust or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

  d. At any time prior to the Effective Date of a Merger, the Board of Directors of BKN or the respective Trust may, by written instrument signed by it (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any inaccuracies in the representations and warranties of the other contained herein, (iii) waive compliance with any of the agreements of the other or conditions to its obligations contained herein and (iv) amend this Agreement; provided in each case that, in the judgment of the Board of Directors of BKN and/or the respective Trust, after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of BKN and/or the respective Trust, on behalf of which such action is taken. This Agreement may not be amended except by an instrument in writing executed by the parties affected by any such amendment.

  e. The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the respective Merger, and none of BKN, any Trust or any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director or trustee, agent or stockholder of BKN, any Trust against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

  f. If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of BKN or a Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of BKN or the respective Trust, unless such terms and conditions shall result in a change in the method of computing the number of shares of BKN Common Stock or BKN Preferred Stock to be issued pursuant to this Agreement in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of BKN and the respective Trust prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless BKN and the respective Trust promptly shall call special meetings of stockholders at which such conditions so imposed shall be submitted for approval.

11.Other Matters.

  a. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of a Merger is, to its knowledge, an affiliate of a party to such Merger pursuant to Rule 145(c), BKN will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

  THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO THE RESPECTIVE TRUST (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED and, further, that stop transfer instructions will be issued to BKN's transfer agent with respect to such shares. Each Trust, respectively, will provide BKN on the Effective Date of its Merger with the name of any Trust stockholder who is to the knowledge of such Trust an affiliate of it on such date.

  b. Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to BKN or any Trust in any case at 345 Park Avenue, New York, New York, 10154, Attn:
  Ralph L. Schlosstein, President.

  c. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Mergers, constitutes the only understanding with respect to the Mergers, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Maryland applicable to agreements made and to be performed in said state.

  d. Copies of the Articles of Incorporation and Articles Supplementary, and all amendments, if any, of BKN and each Trust are on file with the State Department of Assessments and Taxation of Maryland, and notice is hereby given that this instrument is executed on behalf of the Directors of BKN and each Trust. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement and Plan of Merger as of the date first written above.

                                          The BlackRock Investment
                                          Quality Municipal Trust Inc.

                                          By: _________________________________
                                                 Name: Ralph L. Schlosstein
                                                      Title: President

                                          The BlackRock Municipal
                                          Target Term Trust Inc.

                                          By: _________________________________
                                                 Name: Ralph L. Schlosstein
                                                      Title: President

                                          The BlackRock Insured Municipal
                                          Term Trust Inc.

                                          By: _________________________________
                                                 Name: Ralph L. Schlosstein
                                                      Title: President

                                          The BlackRock Insured Municipal
                                          2008 Term Trust Inc.

                                          By: _________________________________
                                                 Name: Ralph L. Schlosstein
                                                      Title: President

                                 Schedule 2(m)

                                                          Authorized
Trust                     Designation                       Amount
-----  -------------------------------------------------- ----------
BMN    Auction Rate Municipal Preferred Stock, Series W7
       Auction Rate Municipal Preferred Stock, Series W28
       Auction Rate Municipal Preferred Stock, Series F7

BRM    Auction Rate Municipal Preferred Stock, Series T7
       Auction Rate Municipal Preferred Stock, Series T28
       Auction Rate Municipal Preferred Stock, Series R7
       Auction Rate Municipal Preferred Stock, Series R28

BMT    Auction Rate Municipal Preferred Stock, Series M7
       Auction Rate Municipal Preferred Stock, Series M28

                   SUBJECT TO COMPLETION--DATED July 23, 1999

      INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE
  SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY
     OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT
      BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL
     THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER,
         SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR
           QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.
                                 345 Park Avenue
                            New York, New York 10154
                                 (212) 754-5560

                                 --------------

                       STATEMENT OF ADDITIONAL INFORMATION

                       Relating to the Merger of each of:

             THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")

             THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")

          THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")

                                 with and into:

          THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")

                             Dated __________, 1999
                                -----------------

   This Statement of Additional Information provides information about BKN, a closed-end management investment company organized as a Maryland corporation, in addition to information contained in the Combined Proxy
   Statement/Prospectus of BKN, dated ________, 1999, which also serves as the proxy statement of BMN, BMT and BRM, each a closed-end management investment company organized as a Maryland corporation (collectively, the "Trusts"), in connection with the issuance of common shares and preferred shares of BKN to shareholders of the Trusts. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the
  Combined Proxy Statement/Prospectus, into which it has been incorporated by reference and which may be obtained by contacting BKN or the Trusts at the address and telephone number set forth above.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

Audited Financial Statements for BKN for the annual period ended October 31, 1998 ......... 6


Unaudited Financial Statements for BKN for the six-month period ended April 30, 1999 ..... 15


Audited Financial Statements for BMN for the annual period ended December 31, 1998 ....... 25


Audited Financial Statements for BMT for the annual period ended December 31, 1998 ....... 35


Audited Financial Statements for BRM for the annual period ended December 31, 1998 ....... 45


Annex A: Description of Credit Ratings for Municipal Obligations ........................ A-1


    BKN and the Trusts will provide, without charge, upon the written or oral request of any person to whom the Combined Proxy Statement/Prospectus is delivered, a copy of this Statement of Additional Information.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998
--------------------------------------------------------------------------------


====================================================================================================================================
                 PRINCIPAL                                                                             OPTION CALL
   RATING*        AMOUNT                                                                               PROVISIONS+        VALUE
 (UNAUDITED)      (OO0)                               DESCRIPTION                                      (UNAUDITED)       (NOTE 1)
====================================================================================================================================
                            LONG-TERM INVESTMENTS-146.8%
                            CALIFORNIA -13.8%
 Aa2            $ 1,220     California Hsg. Fin. Agcy. Rev., Home Mtg.,
                             Ser. C, 5.65%, 8/01/14 .......................................     2/04 at 102          $   1,260,785
                            California St. G.O.,
 A1               5,770      5.00%, 10/01/14 ..............................................    10/07 at 101              5,893,824
 Aa3              2,955      5.25%, 10/01/10 ..............................................    No Opt. Call              3,225,087
 AAA             15,460     Los Angeles Cnty. Asset Leasing Corp. Rev.,
                             5.95%, 12/01/07, AMBAC .......................................    No Opt. Call             17,753,646
                            University of California Rev., Research Fac., Ser. B,
 A+               2,000      6.10%, 9/01/03++ .............................................        N/A                   2,239,000
 A+               3,305      6.20%, 9/01/03++ .............................................        N/A                   3,714,390
 A+               2,000      6.25%, 9/01/03++ .............................................        N/A                   2,252,121
                                                                                                                     -------------
                                                                                                                        36,338,853
                                                                                                                     -------------
                            COLORADO - 12.9%
                            Arapahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E,
 AAA              3,100      Zero Coupon, 8/31/04 .........................................    No Opt. Call              2,454,301
                            Denver City & Cnty. Arpt. Rev.,
 Baa1             1,120      Ser. C, 6.65%, 11/15/05 ......................................    11/02 at 102              1,222,558
 Baa1             3,000      Ser. C, 6.50%, 11/15/06 ......................................    11/02 at 102              3,253,680
 Aaa              3,705      Ser. D, 7.00%, 11/15/01++ ...................................        N/A                   4,041,303
 Baa1            14,085      Ser. D, 7.00%, 11/15/25 ......................................    11/01 at 100             14,993,905
                            E-470 Pub. Hwy. Auth. Rev., Ser. B,
 AAA              3,000      Zero Coupon, 9/01/11, MBIA ...................................    No Opt. Call              1,685,220
 AAA             10,000      Zero Coupon, 9/01/18, MBIA ...................................    No Opt. Call              3,686,500
 AAA              2,250      6.90%, 8/31/05 ++ ............................................        N/A                   2,695,230
                                                                                                                     -------------
                                                                                                                        34,032,697
                                                                                                                     -------------
                            CONNECTICUT - 3.6%
 Aa3              8,750     Connecticut St. G.O., Ser. A, 5.50%, 11/15/08 .................    11/03 at 102              9,491,825
                                                                                                                     -------------
                            DISTRICT OF COLUMBIA - 1.9%
                            District of Columbia G.O., Ser. E, CAPMAC,
 AAA              1,830      6.00%, 6/01/09 ...............................................     6/03 at 102              1,981,744
 AAA                 70      6.00%, 6/01/03++ .............................................        N/A                      77,120
 AAA              3,000     Washington D.C. Convention Ctr. Auth. Ded. Tax Rev.,
                             5.25%, 10/01/17, AMBAC .......................................    10/08 at 101              3,054,690
                                                                                                                     -------------
                                                                                                                         5,113,554
                                                                                                                     -------------

                            FLORIDA - 2.4%
 AAA              1,745     Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg.,
                             Ser. 1994-A, 6.55%, 7/01/14 ..................................     1/05 at 102              1,876,241
 BBB-             4,000     Santa Rosa Bay Bridge Auth. Rev., 6.25%, 7/01/28. .............     7/06 at 102              4,448,400
                                                                                                                     -------------
                                                                                                                         6,324,641
                                                                                                                     -------------

                            GEORGIA - 0.9%
 AAA              2,250     Georgia St. Hsg. & Fin. Auth. Rev., Sngl.
                             Fam. Mtg., Ser. C, 7.00%, 12/01/15, FHA ......................    12/04 at 102              2,436,750
                                                                                                                     -------------
                            ILLINOIS - 8.6%
 AAA              5,050     Chicago Wtr. Rev., 5.25%, 11/01/23, FGIC ......................    11/07 at 102              5,140,849
 AAA              3,000     Cook Cnty. Cap. Impt., 5.875%, 11/15/06, FGIC++.. .............        N/A                   3,393,840
 AAA              4,165     Cook Cnty. G.O., Ser. A, 5.20%, 11/15/08, MBIA ................    11/07 at 101              4,438,057
                            Illinois Edl. Fac. Auth. Rev., Loyola Univ., FGIC,
 AAA              5,000      5.70%, 7/01/03++ .............................................        N/A                   5,353,050
 AAA              4,000      5.45%, 7/01/14 ...............................................     7/03 at 102              4,240,680
                                                                                                                     -------------
                                                                                                                        22,566,476
                                                                                                                     -------------

                            INDIANA - 3.2%
 Baa2             7,595     Indianapolis Arpt. Auth. Rev., Spl. Fac. Fed.
                             Express Corp. Proj., 7.10%, 1/15/17 ..........................     7/04 at 102              8,473,590
                                                                                                                     -------------
                            KENTUCKY - 7.2%
 AAA              2,850     Boone Cnty. P.C.R., 5.50%, 1/01/24, MBIA ......................     1/04 at 102              2,960,637
 AAA             15,000     Kentucky St. Tpke. Auth., Econ. Dev. Road Rev.,
                             5.75%, 7/01/13, AMBAC ........................................     7/03 at 102             16,110,300
                                                                                                                     -------------
                                                                                                                        19,070,937
                                                                                                                     -------------

                            LOUISIANA - 7.3%
 AAA             14,400     Louisiana Pub. Fac. Auth. Hosp. Rev.,
                             Our Lady of the Lake Regl. Med. Ctr.,
                            5.90%, 12/01/03, FSA++ ........................................        N/A                  15,950,736
 AAA              2,860     Louisiana Stadium & Expo Dist., Htl. Ocpcy. Tax,
                             6.00%, 7/01/16, FGIC .........................................     7/06 at 102              3,319,931
                                                                                                                     -------------
                                                                                                                        19,170,667
                                                                                                                     -------------

                       See Notes to Financial Statements.

====================================================================================================================================
                 PRINCIPAL                                                                             OPTION CALL
   RATING*        AMOUNT                                                                               PROVISIONS+        VALUE
 (UNAUDITED)      (OO0)                               DESCRIPTION                                      (UNAUDITED)       (NOTE 1)
====================================================================================================================================
                            MARYLAND - 5.4%
 Aa2            $ 9,940     Maryland St. Dept. Hsg. & Comn. Dev. Admin., Sngl.
                             Fam. Prog., Ser. 2, 6.55%, 4/01/26............................     4/05 at 102          $  10,668,105
 AAA              3,175     Northeast Waste Disp. Auth. Rev., Sld. Wst., Montgomery
                             Cnty. Res. Rec. Proj., Ser. A, 6.30%, 7/01/16, MBIA ..........     7/03 at 102              3,475,641
                                                                                                                     -------------
                                                                                                                        14,143,746
                                                                                                                     -------------

                            MASSACHUSETTS - 2.4%
 AAA              6,500     Massachusetts St. Hlth.& Edl. Fac. Auth. Rev.,
                             Hallmark Hlth. Sys., Ser. A., 5.00% 7/01/21, FSA .............     7/08 at 101              6,370,455
                                                                                                                     -------------
                            MICHIGAN - 3.7%
 AAA              4,000     Greater Detroit Res. Rec. Auth. Rev., Ser. A,
                             6.25%, 12/13/08, AMBAC .......................................    No Opt. Call              4,628,800
 AAA              5,000     River Rouge Sch. Dist., 5.625%, 5/01/22, FSA ..................  5/03 at 101.50              5,246,150
                                                                                                                     -------------
                                                                                                                         9,874,950
                                                                                                                     -------------

                            MONTANA - 1.7%
                            Lake of the Ozarks Cmnty. Brdg. Corp. Brdg. Sys. Rev.,
 NR               2,000      5.25%, 12/01/14 ..............................................    12/08 at 102              1,973,520
 NR               2,500      5.25%, 12/01/26 ..............................................    12/08 at 102              2,387,550
                                                                                                                     -------------
                                                                                                                         4,361,070
                                                                                                                     -------------

                            NEVADA - 1.5%
 AAA              3,750     Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev.,
                             Ser. B, 5.80%, 7/01/09, MBIA .................................     7/03 at 102              4,060,012
                                                                                                                     -------------
                            NEW YORK - 23.6%
 AAA              5,400     Metropolitan Trans. Auth. Commuter Fac. Rev., Ser. A,
                             5.75%, 7/01/21, MBIA .........................................   7/07 at 101.5              5,874,768
                            New York City G.O.,
 A3               4,140      Ser. A, 6.00%, 8/01/05 .......................................    No Opt. Call              4,565,550
 AAA              3,000      Ser. D, 5.60%, 11/01/05, AMBAC ...............................    No Opt. Call              3,276,930
 A3               7,000      Ser. E, 6.50%, 2/15/06 .......................................    No Opt. Call              7,958,650
 A-               6,160      Ser. H, 7.20%, 2/01/02++, ....................................        N/A                   6,894,457
 A3                 840      Ser. H, 7.20%, 2/01/13 .......................................  2/02 at 101.50                926,033
                            New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term.
                             One Group Assoc. Proj.,
 A                4,000      6.00%, 1/01/08 ...............................................     1/04 at 102              4,295,320
 A                1,000      6.00%, 1/01/15 ...............................................     1/04 at 102              1,060,080
 AAA              9,375     New York City Mun. Wtr. Fin. Auth., Wtr. & Swr.
                             Rev., Ser. A, 5.125%, 6/15/22, AMBAC .........................     6/07 at 101              9,444,188
 AA               4,000     New York City Transitional Fin. Auth. Rev.,
                             Ser. C, 4.75%, 5/01/23 .......................................     5/08 at 102              3,843,720
 A3               3,000     New York St. Dorm. Auth. Rev., St. Univ. Edl. Fac.,
                             Ser. B, 6.10%, 5/15/04++ .....................................        N/A                   3,373,920
 A-               1,955     New York St. Hsg. Fin. Agcy., Hlth. Fac. of
                             New York City, Ser. A, 6.375%, 11/04/04 ......................    No Opt. Call              2,167,000
 AAA              5,000     New York St. Med. Care Fac. Rev., New York Hosp.,
                             Ser. A, 6.60%, 2/15/05++, AMBAC ..............................        N/A                   5,808,450
 AAA              2,620     New York St. Urban Dev. Corp. Rev., Correctional Fac.,
                             5.625%, 1/01/07, AMBAC .......................................     1/03 at 102              2,823,679
                                                                                                                     -------------
                                                                                                                        62,312,745
                                                                                                                     -------------

                            NORTH CAROLINA - 2.3%
 AAA              5,000     North Carolina Eastn. Mun. Pwr. Agcy. Rev.,
                             Ser. B, 7.00%, 1/01/08, CAPMAC ...............................    No Opt. Call              5,985,500
                                                                                                                     -------------
                            OHIO - 0.7%
 NR                 500     Cleveland Cuyahoga Cnty. Port Auth. Rev.,
                             Port Dev. Proj., 6.00%, 3/01/07 ..............................    No Opt. Call                511,200
 AAA              1,220     Ohio St. Higher Edl. Fac. Com., Univ. Dayton Proj.,
                             5.35%, 12/01/17, AMBAC .......................................    12/07 at 101              1,283,489
                                                                                                                     -------------
                                                                                                                         1,794,689
                                                                                                                     -------------

                            PENNSYLVANIA - 12.2%
 AAA              8,000     Delaware Valley Regl. Fin. Auth. Ser. A,
                             5.50%, 8/01/28, AMBAC ........................................    No Opt. Call              8,631,280
 AAA             10,100     Lehigh Cnty. Gen. Purpose Auth. Rev., St. Lukes Hosp.
                             Bethlehem Proj., 5.50%, 11/15/13, AMBAC ......................    11/03 at 102             10,609,444
 AAA              7,000     Montgomery Cnty. Ed. & Hlth. Care Auth., Holy Redeemer,
                             5.25%, 10/01/23, AMBAC .......................................    10/07 at 101              7,119,000
 AAA              4,000     Pennsylvania Intergovernmental Coop. Auth., Spl.
                             Tax Rev., Philadelphia Fdg. Prog., 5.50%, 6/15/20, FGIC ......     6/06 at 100              4,161,240
 AAA              1,500     Pennsylvania St. G.O., First Ser., 5.375%, 5/15/09, FGIC ......  5/06 at 101.50              1,616,220
                                                                                                                     -------------
                                                                                                                        32,137,184
                                                                                                                     -------------

                            RHODE ISLAND - 2.3%
 AA+              3,640     Rhode Island Hsg. & Mtg. Fin., Homeownership Oppty., Ser. 15-B,
                             6.75%, 10/01/17 ..............................................     4/04 at 102              3,913,072
 AAA              2,000     Rhode Island St. Hlth. & Edu. Bldg. Corp. Rev.,
                             Hosp. Fin., 5.50%, 5/15/16, MBIA .............................     5/07 at 102              2,110,440
                                                                                                                     -------------
                                                                                                                         6,023,512
                                                                                                                     -------------

                            TENNESSEE - 3.3%
 A2               7,800     Maury Cnty. Ind. Dev. Brd., P.C.R.,
                             Saturn Corp. Proj., 6.50%, 9/01/24 ...........................     9/04 at 102              8,654,880
                                                                                                                     -------------


                       See Notes to Financial Statements.
                                       6

====================================================================================================================================
                 PRINCIPAL                                                                             OPTION CALL
   RATING*        AMOUNT                                                                               PROVISIONS+        VALUE
 (UNAUDITED)      (OO0)                               DESCRIPTION                                      (UNAUDITED)       (NOTE 1)
====================================================================================================================================
                            TEXAS - 6.0%
 BBB+           $ 9,800     Brazos River Auth., P.C.R., Coll-Texas Utilities Co.
                             Proj., 8.25%, 1/01/19 ........................................     1/99 at 102          $  10,054,310
 A+               2,500     Port of Bay City Auth. Matagorda Cnty. Rev.,
                             Hoechst Celanese Corp. Proj., 6.50%, 5/01/26 .................     5/06 at 102              2,773,300
 Baa1             2,640     Sabine River Auth., P.C.R., Coll-Texas Utilities Elec. Proj.,
                             Ser. B, 8.25%, 10/01/20 ......................................    10/00 at 102              2,867,937
                                                                                                                     -------------
                                                                                                                        15,695,547
                                                                                                                     -------------

                            UTAH - 6.6%
 AAA              4,450     Intermountain Pwr. Agcy. Rev., Pwr. Supply,
                             Ser. F, 5.00%, 7/01/13, AMBAC ................................    No Opt. Call              4,450,267
 A1               1,800     Intermountain Pwr. Agcy. Rev., Fst. Crossover,
                             Ser. 86 B, 5.00%, 7/01/16 ....................................    No Opt. Call              1,770,660
 BBB             11,250     Tooele Cnty. Hazardous Wst. Trmt. Rev.,
                             Union Pacific Proj., 5.70%, 11/01/26 .........................     4/08 at 102             11,142,563
                                                                                                                     -------------
                                                                                                                        17,363,490
                                                                                                                     -------------

                            WASHINGTON - 11.7%
 Aa               6,900     Seattle G.O., 5.40%, 1/01/08 ..................................     1/03 at 102              7,306,341
 AA               2,650     Seattle Wtr. Sys. Rev., 5.50%, 6/01/18 ........................     6/03 at 102              2,727,539
 AA+              4,000     Washington St. G.O., Ser. A, 5.375%, 7/01/21 ..................     7/06 at 100              4,104,560
                            Washington St. Pub. Pwr. Supply Sys. Rev.,
 AAA             13,395      Nuclear Proj. No. 1, 5.75%, 7/01/11, MBIA ....................     7/06 at 102             14,633,234
 AAA              2,000      Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC ....................     7/03 at 102              2,114,540
                                                                                                                     -------------
                                                                                                                        30,886,214
                                                                                                                     -------------

                            WISCONSIN - 1.6%
 AAA              4,000     Wisconsin St. Hlth. & Edl. Fac. Auth. Rev., Marquette Univ.,
                             5.50%, 6/01/18, MBIA .........................................     6/08 at 102              4,161,840
                                                                                                                     -------------
                            Total Long-Term Investments (cost $360,077,039)................                            386,845,824
                                                                                                                     -------------
                            TOTAL INVESTMENTS - 146.8% (cost $360,077,039).................                            386,845,824
                            Other assets in excess of liabilities - 2.5% ..................                              6,744,128
                            Liquidation value of preferred stock - (49.3)% ................                           (130,000,000)
                                                                                                                     -------------
                            NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100% ...........                          $ 263,589,952
                                                                                                                     =============


----------
 * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 + Option call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See glossary for definition.




===============================================================================================================
                                     THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
  AMBAC    - American Municipal Bond Assurance Corporation     FSA      - Financial Security Assurance
  CAPMAC   - Capital Markets Assurance Corporation             G.O.     - General Obligation Bond
  FGIC     - Financial Guaranty Insurance Company              MBIA     - Municipal Bond Insurance Association
  FHA      - Federal Housing Administration                    P.C.R.   - Pollution Control Revenue

                       See Notes to Financial Statements.
                                       7

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $360,077,039) (Note 1) .    $ 386,845,824
Cash .................................................      4,631,467
Interest receivable ..................................      6,817,001
Other assets .........................................          9,515
                                                        -------------
                                                          398,303,807
                                                        -------------
LIABILITIES
Payable for investments purchased ....................      4,190,060
Dividends payable-preferred stock ....................        138,906
Investment advisory fee payable (Note 2) .............        115,987
Administration fee payable (Note 2) ..................         49,709
Other accrued expenses ...............................        219,193
                                                        -------------
                                                            4,713,855
                                                        -------------
NET INVESTMENT ASSETS ................................   $393,589,952
                                                        =============
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) .................................  $     167,071
  Paid-in capital in excess of par ...................    232,077,765
 Preferred stock (Note 4) ............................    130,000,000
                                                        -------------
                                                          362,244,836
 Undistributed net investment income .................      1,449,281
 Accumulated net realized gain .......................      3,127,050
 Net unrealized appreciation .........................     26,768,785
                                                        -------------
Net investment assets, October 31, 1998 ..............  $ 393,589,952
                                                        =============
Net assets applicable to common shareholders .........  $ 263,589,952
                                                        =============
Net asset value per common share:
  ($263,589,952 [div] 16,707,093 shares of
  common stock issued and outstanding) ...............  $       15.78
                                                        =============



--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ...........   $20,724,998
                                             -----------
Expenses
  Investment advisory ....................     1,361,169
  Administration .........................       583,358
  Auction agent ..........................       345,000
  Custodian ..............................       107,500
  Reports to shareholders ................        69,000
  Directors ..............................        64,000
  Audit ..................................        41,000
  Transfer agent .........................        23,000
  Legal ..................................         6,000
  Miscellaneous ..........................        92,838
                                             -----------
  Total expenses .........................     2,692,865
                                             -----------
Net investment income ....................    18,032,133
                                             -----------

REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS (NOTE 3)
Net realized gain on investments .........     3,208,243
Net change in unrealized appreciation
  on investments .........................     8,422,329
                                             -----------
Net gain on investments ..................    11,630,572
                                             -----------

NET INCREASE IN NET INVESTMENT ASSETS
 RESULTING FROM OPERATIONS ...............   $29,662,705
                                             ===========



See Notes to Financial Statements.
                                       8

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                                             -----------------------------------
                                                                                   1998               1997
                                                                             ----------------   ----------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
 Net investment income ...................................................    $  18,032,133      $  18,096,994
 Net realized gain on investments ........................................        3,208,243          4,449,946
 Net change in unrealized appreciation on investments ....................        8,422,329          8,949,932
                                                                              -------------      -------------
 Net increase in net investment assets resulting from operations .........       29,662,705         31,496,872
Dividends and distributions:
 To common shareholders from net investment income .......................      (13,554,216)       (13,100,478)
 To common shareholders from net realized gain on investments ............       (3,343,299)          (322,193)
 To preferred shareholders from net investment income ....................       (3,967,577)        (4,591,740)
 To preferred shareholders from net realized gain on investments .........       (1,133,378)          (104,104)
                                                                              -------------      -------------
 Total dividends and distributions .......................................      (21,998,470)       (18,118,515)
                                                                              -------------      -------------
  Total increase .........................................................        7,664,235         13,378,357
NET INVESTMENT ASSETS
Beginning of year ........................................................      385,925,717        372,547,360
                                                                              -------------      -------------
End of year ..............................................................    $ 393,589,952      $ 385,925,717
                                                                              =============      =============



                       See Notes to Financial Statements.
                                       9

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCTOBER 31,
                                                                    -------------------------
                                                                        1998         1997
PER SHARE OPERATING PERFORMANCE:                                    ------------ ------------
Net asset value, beginning of year ................................   $  15.32      $ 14.52
                                                                      --------      -------
Net investment income .............................................       1.08         1.08
Net realized and unrealized gain (loss)
 on investments ...................................................       0.70         0.80
                                                                      --------      -------
Net increase (decrease) from investment operations ................       1.78         1.88
                                                                      --------      -------
Dividends and Distributions:
Dividends from net investment income to:
 Common shareholders ..............................................     ( 0.81)      ( 0.78)
 Preferred shareholders ...........................................     ( 0.24)      ( 0.27)
Distributions from net realized gain on
  investments to:
 Common shareholders ..............................................     ( 0.20)      ( 0.02)
 Preferred shareholders ...........................................     ( 0.07)      ( 0.01)
                                                                      --------     --------
  Total dividends and distributions ...............................     ( 1.32)      ( 1.08)
                                                                      --------     --------
Capital charge with respect to issuance
 of shares ........................................................          -            -
                                                                      --------     --------
Net asset value, end of year* .....................................    $ 15.78      $ 15.32
                                                                      ========     ========
Per share market value, end of year* ..............................    $ 15.44      $ 13.38
                                                                      ========     ========
TOTAL INVESTMENT RETURN+ ..........................................      22.07%       14.20%
                                                                      ========     ========
RATIOS TO AVERAGE NET ASSETS
 OF COMMON SHAREHOLDERS:++
Expenses ..........................................................       1.04%        1.07%
Net investment income before preferred stock dividends ............       6.95%        7.42%
Preferred stock dividends .........................................       1.53%        1.88%
Net investment income available to common
 shareholders .....................................................       5.42%        5.54%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..........   $259,280     $243,947
Portfolio turnover ................................................         46%         160%
Net assets of common shareholders, end of year (in thousands) .....   $263,590     $255,926
Preferred stock outstanding (in thousands) ........................   $130,000     $130,000
Asset coverage per share of preferred stock,
 end of year# .....................................................   $ 75,690     $ 74,241

                                                                            YEAR ENDED OCTOBER 31,
                                                                    ---------------------------------------
                                                                        1996         1995          1994
PER SHARE OPERATING PERFORMANCE:                                    ------------ ------------ -------------
Net asset value, beginning of year ................................   $ 14.18      $ 12.05      $  14.76
                                                                      -------      -------      --------
Net investment income .............................................      1.09         1.10          1.06
Net realized and unrealized gain (loss)
 on investments ...................................................      0.34         2.16         (2,64)
                                                                      -------      -------      --------
Net increase (decrease) from investment operations ................      1.43         3.26         (1.58)
                                                                      -------      -------      --------
Dividends and Distributions:
Dividends from net investment income to:
 Common shareholders ..............................................      (0.79)       (0.82)       (0.90)
 Preferred shareholders ...........................................      (0.28)       (0.31)       (0.21)
Distributions from net realized gain on
  investments to:
 Common shareholders ..............................................      (0.01)          --           --
 Preferred shareholders ...........................................      (0.01)          --           --
                                                                      --------     --------     --------
  Total dividends and distributions ...............................      (1.09)       (1.13)       (1.11)
                                                                      --------     --------     --------
Capital charge with respect to issuance
 of shares ........................................................         --           --        (0.02)
                                                                      --------     --------     --------
Net asset value, end of year* .....................................   $  14.52     $  14.18     $  12.05
                                                                      ========     ========     ========
Per share market value, end of year* ..............................   $  12.44     $  12.00     $  10.38
                                                                      ========     ========     ========
TOTAL INVESTMENT RETURN+ ..........................................      10.41%       24.01%     (20.98%)
                                                                      ========     ========     ========
RATIOS TO AVERAGE NET ASSETS
 OF COMMON SHAREHOLDERS:++
Expenses ..........................................................       1.12%        1.16%        1.14%
Net investment income before preferred stock dividends ............       7.57%        8.36%        7.80%
Preferred stock dividends .........................................       1.97%        2.34%        1.55%
Net investment income available to common
 shareholders .....................................................       5.60%        6.02%        6.25%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..........   $238,540     $219,740     $226,935
Portfolio turnover ................................................        164%         182%         210%
Net assets of common shareholders, end of year (in thousands) .....   $242,547     $236,990     $201,343
Preferred stock outstanding (in thousands) ........................   $130,000     $130,000     $130,000
Asset coverage per share of preferred stock,
 end of year# .....................................................   $ 71,644     $ 70,575     $127,440

----------
 * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
 # A stock split occurred on July 24, 1995 (Note 4).
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.


The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.
                                       10

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

     The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") was organized in Maryland on November 19, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high-quality securities while providing high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $65,000 was incurred in connection with the organization of the Trust. These costs were deferred and have been amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: Effective January 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of adopting the statement for the year ended October 31, 1998 was to increase accumulated net realized gain and decrease undistributed net investment income by $31,244. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE  2.  AGREEMENTS

     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

      The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO SECURITIES

     Purchases and sales of invest ment securities, other than short-term investments, for the year ended October 31, 1998, aggregated $177,852,627 and $176,510,441, respectively.

      The federal income tax basis of the Trust's investments at October 31, 1998 was $360,158,261, and accordingly, net unrealized appreciation was $26,687,563 (gross unrealized appreciation-$26,828,690, gross unrealized depreciation-$141,127).


NOTE 4. CAPITAL

     There are 200 million shares of $.01 par value common stock authorized. Of the 16,707,093 common shares outstanding at October 31, 1998, the Adviser owned 7,205 shares. As of October 31, 1998, there were 5,200 shares of Preferred Stock outstanding as follows: Series T7--2,600 and Series T28--2,600.

     The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 1, 1993, the Trust reclassified 2,600 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T7--1,300 shares, Series T28--1,300 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 per share plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

     Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 3.30% to 6.01% during the year ended October 31, 1998.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS AND DISTRIBUTIONS

     Subsequent to October 31, 1998, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.0719 per common share payable November 30, 1998, to shareholders of record on November 16, 1998.

      For  the  period  November  1  through  November 30, dividends declared on
Preferred   Stock  totalled  $560,312  in  aggregate  for  the  two  outstanding
Preferred Stock series.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                        REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The BlackRock Investment Quality Municipal Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Investment Quality Municipal Trust Inc. as of October 31, 1998 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Investment Quality Municipal Trust Inc. at October 31, 1998, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP
-------------------------


DELOITTE & TOUCHE LLP

New York, New York
December 11, 1998

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


(TO COME)

(TO COME)

(TO COME)

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


(TO COME)


--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
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THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------


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
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THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
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The BlackRock Municipal Target Term Trust Inc.
Portfolio of Investments December 31, 1998
--------------------------------------------------------------------------------

                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      LONG-TERM INVESTMENTS--141.3%
                      Alabama--1.0%
                      Hoover Brd. of Ed. Spl. Tax. Wts., G.O., AMBAC,
    AAA      $ 1,700       6.50%, 2/01/01+............................................................       N/A       $  1,827,228
    AAA        1,815       6.60%, 2/01/01+............................................................       N/A          1,954,410
    AAA        1,025       6.625%, 2/01/01+...........................................................       N/A          1,104,243
                                                                                                                       ------------
                                                                                                                          4,885,881
                                                                                                                       ------------
                      Alaska--2.9%
    AAA        7,500  Anchorage Elec. Util. Rev., 7.125%, 6/01/06, MBIA...............................   6/99 at 102      7,745,550
    AAA        9,000  No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, FSA..............................  No Opt. Call      7,196,940
                                                                                                                       ------------
                                                                                                                         14,942,490
                                                                                                                       ------------
                      Arizona--1.1%
                      Tucson Bus. Dev. Fin. Corp. Lease Rev., FGIC,
    AAA        1,515       6.25%, 7/01/02+............................................................       N/A          1,664,303
    AAA        3,495       6.25%, 7/01/06.............................................................   7/02 at 102      3,815,387
                                                                                                                       ------------
                                                                                                                          5,479,690
                                                                                                                       ------------
                      California--5.0%
    AAA        6,000  California St., G.O., 6.30%, 9/01/06, AMBAC.....................................  No Opt. Call      6,885,660
    AAA        1,910  California St. Pub. Wrks. Rev., Ser. A, 6.20%, 12/01/02, AMBAC+.................       N/A          2,118,763
    AAA        4,000  Glendale Hosp. Rev., Adventist Hlth. Ctr., Ser. A, 6.50%, 3/01/07, MBIA.........   3/01 at 102      4,299,080
                      Los Angeles Wst. Wtr. Sys. Rev., MBIA,
    AAA        5,570       5.625%, 6/01/07............................................................   6/03 at 102      6,042,057
    AAA        3,320       Ser. D, 6.60%, 12/01/00+...................................................       N/A          3,582,712
    AAA        3,500  San Joaquin Hills Tran. Agcy., Toll Rd. Rev., Ser. A, Zero Coupon,
                           1/15/07, MBIA..............................................................  No Opt. Call      2,506,875
                                                                                                                       ------------
                                                                                                                         25,435,147
                                                                                                                       ------------
                      Colorado--1.9%
                      Denver City & Cnty. Wtr. Brd. Rev., C.O.P., FGIC,
    AAA        2,025       6.50%, 11/15/01+...........................................................       N/A          2,198,441
    AAA        1,385       6.50%, 11/15/05............................................................  11/01 at 101      1,490,703
    AAA        1,110       6.60%, 11/15/01+...........................................................       N/A          1,208,058
    AAA          765       6.60%, 11/15/06............................................................  11/01 at 101        824,356
    AAA        2,295       6.625%, 11/15/01+..........................................................       N/A          2,499,301
    AAA        1,570       6.625%, 11/15/07...........................................................  11/01 at 101      1,690,655
                                                                                                                       ------------
                                                                                                                          9,911,514
                                                                                                                       ------------
                      District of Columbia--1.8%
                      District of Columbia, G.O., Ser B, 5.90%, 6/1/06, MBIA
    AAA        1,060       5.90%, 6/1/04+ ............................................................       N/A          1,171,332
    AAA        7,190       5.90%, 6/1/06 .............................................................   6/04 at 102      7,851,624
                                                                                                                       ------------
                                                                                                                          9,022,956
                                                                                                                       ------------
                      Florida--12.1%
                      Florida St. Div. Bd. Fin. Dept. Gen. Svcs. Rev. (Dept. Nat. Res. & Pres.),
    AAA        7,000       6.45%, 7/01/01+, MBIA......................................................       N/A          7,534,380
    AAA        6,975       6.75%, 7/01/01+, AMBAC.....................................................       N/A          7,620,676
    AAA        2,190  Florida St. Sunshine Skyway Rev., 6.60%, 7/01/07, MBIA..........................   7/01 at 101      2,362,222
                      Greater Orlando Aviation Auth., Arpt. Fac. Rev., Ser. B, FGIC,
    AAA        4,760       6.55%, 10/01/06............................................................  10/02 at 102      5,311,969
    AAA        5,070       6.55%, 10/01/07............................................................  10/02 at 102      5,639,107
    AAA        3,155  Gulf Breeze Local Gov't. Ln. Pkg. Rev., 7.70%, 12/01/15, FGIC...................  12/99 at 102      3,277,319
    AAA        2,650  Jacksonville Hlth. Fac. Auth. Rev., Mem. Med. Ctr., Ser. A, 6.625%,
                           5/01/01+, MBIA.............................................................       N/A          2,875,462
    AAA        7,500  Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj., 6.50%, 2/01/07, CONNIE LEE.   2/02 at 102      8,169,075
    AAA        2,000  No. Broward Hosp. Rev., 6.50%, 1/01/02+, MBIA...................................       N/A          2,192,780

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      Florida (cont'd)
    AAA      $10,645  Orange Cnty., Tourist Dev. Tax Rev., Ser. A, 6.375%, 10/01/06, AMBAC............  10/02 at 102    $11,795,299
    AAA        2,570  Tampa Auth. Rev., St. Joseph Hlth. Ctr., 6.70%, 12/01/01+, MBIA.................       N/A          2,833,965
    AAA        1,600  Tampa Util. Tax & Spec. Rev., 6.80%, 10/01/06, AMBAC............................  10/01 at 102      1,754,560
                                                                                                                       ------------
                                                                                                                         61,366,814
                                                                                                                       ------------
                      Georgia--0.4%
    AAA        1,990  Burke Cnty. Dev. Auth. P.C.R., Oglethorpe Pwr. Corp., Ser. B, 6.45%,
                           1/01/05, MBIA..............................................................   1/04 at 101      2,204,980
                                                                                                                       ------------
                      Illinois--14.7%
    AAA        4,930  Alton Hlth. Fac. Rev., Christian Hlth. Ctr., 7.00%, 2/15/01+, FGIC..............       N/A          5,350,184
                      Chicago Cent. Pub. Library, G.O., AMBAC,
    AAA        1,800  Ser. A, 6.75%, 4/01/02+.........................................................       N/A          1,993,158
    AAA        1,600  Ser. C, 6.75%, 4/01/02+.........................................................       N/A          1,771,696
    AAA        5,555  Cook Cnty., Ser. A, 6.40%, 11/15/02+, MBIA......................................       N/A          6,168,827
    AAA        1,775  Cook Cnty. Cmnty. Sch. Dist., G.O., Ser. A, 6.375%, 1/01/02+, FGIC..............       N/A          1,903,901
                      lllinois Hlth. Fac. Auth. Rev.,
    AAA        3,300       Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC..................................   1/02 at 102      3,581,292
    AAA       14,585       Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA.........................   6/02 at 102     16,011,559
                      Illinois Regl. Trans. Auth. Rev., Ser. A, FGIC,
    AAA        2,780       6.55%, 11/01/01+...........................................................       N/A          3,041,820
    AAA        6,125       6.625%, 11/01/01+..........................................................       N/A          6,714,041
    AAA        8,725  Illinois St., G.O., 6.40%, 12/15/07, AMBAC......................................  12/01 at 102      9,537,472
                      Illinois St. Sales Tax Rev., Ser. O,
    AAA        5,900       Zero Coupon, 6/15/07.......................................................  No Opt. Call      4,153,482
    AAA        5,635       Zero Coupon, 6/15/08.......................................................  No Opt. Call      3,739,499
    AAA        2,065       6.50%, 6/15/01+............................................................       N/A          2,237,531
    AAA        3,935       6.50%, 6/15/06.............................................................   6/02 at 101      4,252,200
    AAA        2,000       6.60%, 6/15/01+............................................................       N/A          2,171,720
    AAA        2,000  Will Cnty. Cmnty. Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC.......................  No Opt. Call      2,426,320
                                                                                                                       ------------
                                                                                                                         75,054,702
                                                                                                                       ------------
                      Indiana--2.8%
    AAA        9,000  Indiana Univ. Rev., Student Fee, Zero Coupon, 8/01/06, AMBAC....................  No Opt. Call      6,520,500
    AAA        2,270  Noblesville West Indpt. Sch. Bldg. Corp., G.O., 7.00%, 7/01/07, MBIA............   1/01 at 102      2,438,025
    AAA        5,000  Warsaw High Sch. Bldg. Corp., G.O., 6.90%, 7/01/05, MBIA........................   7/00 at 102      5,302,950
                                                                                                                       ------------
                                                                                                                         14,261,475
                                                                                                                       ------------
                      Kentucky--3.1%
                      Danville Multi-City Lease Rev., Swr. & Drain Sys., MBIA,
    AAA        2,015       6.60%, 3/01/02+............................................................       N/A          2,219,986
    AAA        2,160       6.65%, 3/01/02+............................................................       N/A          2,382,912
    AAA        3,750  Kentucky Dev. Fin. Auth. Rev., Sisters of Charity, 6.60%, 11/01/06, MBIA........  11/01 at 102      4,072,238
    AAA        6,410  Kentucky St. Ppty. & Bldgs. Auth. Rev., Proj. 53, 6.625%, 10/01/07, MBIA........  10/01 at 102      6,970,490
                                                                                                                       ------------
                                                                                                                         15,645,626
                                                                                                                       ------------
                      Louisiana--6.9%
                      Jefferson Sales Tax Dist. Rev., FGIC,
    AAA        6,505       Ser. A, 6.75%, 12/01/02+...................................................       N/A          7,194,660
    AAA       14,495       Ser. A, 6.75%, 12/01/06....................................................  12/02 at 100     15,883,041
    AAA        4,000       Ser. B, 6.75%, 12/01/02+...................................................       N/A          4,416,440
    AAA        3,500  Louisiana St., G.O., Ser. A, 6.50%, 5/01/07, AMBAC..............................   5/02 at 102      3,853,640
    AAA        5,250  New Orleans, G.O., Zero Coupon, 9/01/06, AMBAC..................................  No Opt. Call      3,784,515
                                                                                                                       ------------
                                                                                                                         35,132,296
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      Massachusetts--5.0%
    AAA      $ 3,670  Mansfield, G.O., 6.65%, 1/15/02+, AMBAC.........................................       N/A       $  4,042,798
                      Massachusetts Bay Trans. Auth. Rev., Gen. Tran. Sys., Ser. A,
    AAA       20,015       6.625%, 3/01/01+, MBIA.....................................................       N/A         21,627,809
                                                                                                                       ------------
                                                                                                                         25,670,607
                                                                                                                       ------------
                      Michigan--8.9%
                      Detroit Swr. Disp. Rev., FGIC,
    AAA        1,655       6.60%, 7/01/01+............................................................       N/A          1,802,345
    AAA        1,765       6.65%, 7/01/01+............................................................       N/A          1,924,221
    AAA        1,880       6.70%, 7/01/01+............................................................       N/A          2,051,813
    AAA        3,750  Grand Rapids Wtr. Sply. Rev., 6.625%, 1/01/08, FGIC.............................   1/01 at 102      3,996,525
                      Michigan Mun. Bond Auth.,
    AAA        5,000       G.O., Ser. D, Zero Coupon, 5/15/06, MBIA...................................  No Opt. Call      3,657,700
    AAA        1,840       Local Gov't. Loan Prog., 6.35%, 11/01/06, AMBAC............................  11/04  at 102     2,082,107
                      Michigan St. Bldg. Auth. Rev.,
    AAA       11,590       Ser. I, 6.75%, 10/01/07, MBIA..............................................  10/01 at 102     12,577,468
    AAA        3,850       Ser. II, 6.75%, 10/01/07, AMBAC............................................  10/01 at 102      4,232,882
    AAA       11,940  Michigan St. Hosp. Fin. Auth. Rev., Sparrow Oblig. Grp.,
                           6.60%, 11/15/07, MBIA......................................................  11/01 at 102     12,908,812
                                                                                                                       ------------
                                                                                                                         45,233,873
                                                                                                                       ------------
                      Nevada--5.2%
    AAA        6,210  Clark Cnty. Flood Ctrl., G.O., 6.40%, 11/01/01+, AMBAC..........................       N/A          6,719,282
                      Clark Cnty. Sch. Dist., G.O., Ser. A, MBIA,
    AAA       11,000       6.70%, 3/01/06.............................................................   3/01 at 101     11,693,000
    AAA        1,500       6.75%, 3/01/07.............................................................   3/01 at 101      1,596,030
    AAA        2,835  Nye Cnty. Sch. Dist., G.O., BIG, 7.25%, 5/01/99+................................       N/A          2,928,470
    AAA        3,250  Reno Hosp. Auth. Rev., St. Mary Regl. Med. Ctr., 6.70%, 7/01/01+, MBIA..........       N/A          3,542,955
                                                                                                                       ------------
                                                                                                                         26,479,737
                                                                                                                       ------------
                      New Hampshire--0.5%
    AAA        2,310  New Hampshire High. Ed. Auth. Rev., Elliot Hosp. of Manchester, 6.70%,
                           10/01/06, AMBAC............................................................  10/02 at 102      2,500,714
                                                                                                                       ------------
                      New Jersey--15.7%
    AAA       10,500  Elizabeth, G.O., 6.60%, 8/01/06, MBIA...........................................   8/01 at 102     11,325,510
                      Howell Twp., G.O., FGIC,
    AAA        7,715       6.70%, 1/01/06.............................................................   1/02 at 102      8,423,700
    AAA        2,925       6.75%, 1/01/07.............................................................   1/02 at 102      3,206,473
                      New Jersey St. Hlth. Care Fac. Fin. Auth. Rev., Hackensack Med. Ctr., FGIC,
    AAA       12,755       6.65%, 7/01/06.............................................................   7/01 at 102     13,905,628
    AAA        3,735       6.70%, 7/01/07.............................................................   7/01 at 102      4,076,342
    AAA        1,765  New Jersey St. Hwy. Auth. Rev., Garden St. Pkwy., 6.15%, 1/01/07, AMBAC.........   1/02 at 102      1,896,987
    AAA       30,000  New Jersey St. Tpk. Auth. Rev., Ser. C, 6.40%, 1/01/07, AMBAC...................  1/01 at 101.5    31,806,900
                      No. Jersey Dist. Wtr. Sply. Cmnty. Rev., MBIA,
    AAA        2,525       Wanaque No. Proj., Ser. B, 6.50%, 11/15/06.................................  11/01 at 102      2,738,842
    AAA        1,065       Wanaque So. Proj., 6.50%, 7/01/06..........................................  No Opt. Call      1,197,774
    AAA        1,250  Warren Cnty. Fin. Auth., P.C.R., 6.55%, 12/01/06, MBIA..........................  12/02 at 102      1,364,087
                                                                                                                       ------------
                                                                                                                         79,942,243
                                                                                                                       ------------
                      New Mexico--0.8%
    AAA        3,535  Gallup, P.C.R., 6.50%, 8/15/07, MBIA............................................   8/02 at 102      3,862,765
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      New York--14.1%
                      New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., Ser. A, FGIC,
    AAA      $11,100       6.15%, 6/15/07.............................................................  6/02 at 101.5  $ 12,001,431
    AAA        1,090       6.75%, 6/15/01+............................................................       N/A          1,178,203
    AAA        1,070       6.75%, 6/15/06.............................................................   6/01 at 101      1,149,811
    AAA        1,340       7.00%, 6/15/01+............................................................       N/A          1,456,178
    AAA        1,320       7.00%, 6/15/07.............................................................   6/01 at 101      1,424,465
                      New York City, G.O.,
    AAA       13,000       Ser. A, 7.00%, 8/01/07,FSA.................................................  8/06 at 101.5    15,577,640
    AAA       10,000       Ser. E, 6.125%, 8/01/06, MBIA..............................................  No Opt. Call     11,251,900
    AAA        4,500  New York St. Environ. Fac. Corp., P.C.R., Ser. D, 6.40%, 5/15/06................  11/04 at 102      5,147,460
    AAA        9,830  New York St. Hsg. Fin. Agcy. Rev., Hsg. Proj. Mtge., Ser. A, 5.50%,
                      11/01/06, FSA...................................................................   5/06 at 102     10,547,295
    AAA        5,250  New York St. Urb. Dev. Corp. Rev., 5.625%, 1/01/07, AMBAC.......................   1/03 at 102      5,639,025
    AAA        6,000  Triborough Brdg. & Tunl. Auth. Rev., Ser. B, 6.70%, 1/01/08, FGIC...............   1/01 at 102      6,424,380
                                                                                                                       ------------
                                                                                                                         71,797,788
                                                                                                                       ------------
                      North Carolina--1.3%
    AAA        6,000  North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev., Ser. B, 6.00%, 1/01/06,
                           CAPMAC.....................................................................  No Opt. Call      6,652,020
                                                                                                                       ------------
                      North Dakota--0.4%
    AAA        2,035  Grand Forks Hlth. Care Fac. Rev., United Hosp. Oblig. Grp., 6.50%,
                           12/01/06, MBIA.............................................................  12/01 at 102      2,193,567
                                                                                                                       ------------
                      Pennsylvania--10.2%
    AAA        6,200  Beaver Cnty. Hosp. Auth., 6.625%, 7/01/06, AMBAC................................   7/02 at 102      6,886,340
    AAA        1,500  Coatesville Sch. Dist., G.O., 6.60%, 3/01/01+, AMBAC............................       N/A          1,592,295
    AAA       10,000  Harrisburg Auth. Lease Rev., 6.625%, 6/01/01+, FSA..............................       N/A         10,769,700
    AAA        7,450  Pennsylvania St. G.O., Ser. A, 6.50%, 11/01/01+, FGIC...........................       N/A          8,114,391
    AAA        1,445  Pennsylvania St. Higher Ed. Rev., 6.75%, 7/01/01+, MBIA.........................       N/A          1,578,764
    AAA        4,500  Pennsylvania St. Tpk. Auth. Rev., Ser. O, 5.80%, 12/01/07, FGIC.................  12/02 at 102      4,838,085
                      Philadelphia Mun. Auth., Justice Lease Rev.,
    AAA        1,550       Ser. A, 7.00%, 11/15/04, MBIA..............................................  11/01 at 102      1,708,208
    AAA        2,370       Ser. B, 7.10%, 11/15/01+, FGIC.............................................       N/A          2,632,620
                      Pittsburgh & Allegheny Cntys. Rev., AMBAC,
    AAA        1,015       Ser. A, 6.50%, 7/15/06.....................................................   7/01 at 100      1,076,103
    AAA          900       Ser. B, 6.50%, 7/15/06.....................................................   7/01 at 100        954,180
    AAA        3,000  Schuylkill Cnty. Redev. Auth., Common Lease Rev., Ser. A, 7.00%, 6/01/07, FGIC..   6/02 at 101      3,257,190
    AAA        7,800  Westmoreland Cnty., G.O., 6.70%, 8/01/01+, AMBAC................................       N/A          8,378,214
                                                                                                                       ------------
                                                                                                                         51,786,090
                                                                                                                       ------------
                      Rhode Island--2.4%
    AAA       11,220  Conv. Ctr. Auth. Rev., Ser. A, 6.60%, 5/15/01+, MBIA............................       N/A         12,166,856
                                                                                                                       ------------
                      South Carolina--2.0%
    AAA        4,390  Piedmont Mun. Pwr. Agy. Elec. Rev., 6.85%, 1/01/07, FGIC........................   1/01 at 102      4,703,358
    AAA        5,100  Rock Hill Util. Sys. Rev., 6.50%, 1/01/07, FGIC.................................   1/01 at 102      5,430,327
                                                                                                                       ------------
                                                                                                                         10,133,685
                                                                                                                       ------------
                      Tennessee--0.5%
    AAA        2,350  Met. Nashville, Arpt. Rev., Ser. C, 6.625%, 7/01/07, FGIC.......................   7/01 at 102      2,533,699
                                                                                                                       ------------
                      Texas--15.3%
    AAA        2,000  Austin Util. Sys. Rev., 6.875%, 5/15/01+, AMBAC.................................       N/A          2,181,100
    AAA        8,500  Cypress-Fairbanks Indpt. Sch. Dist., G.O., Zero Coupon, 8/01/06, AMBAC..........  No Opt. Call      6,190,295
    AAA        5,800  El Paso Cnty. Tax Rev., Ser. B, 6.40%, 2/15/07, MBIA............................   2/02 at 100      6,178,334
                      Ft. Bend Cnty., Perm. Imprvt., FGIC,
    AAA        1,650       G.O., 6.60%, 9/01/02+......................................................       N/A          1,809,027
    AAA        1,725       Tax Rev., 6.60%, 9/01/02+..................................................       N/A          1,891,256

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
             Principal                                                                                      Call
  Rating*     Amount                                                                                    Provisions++       Value
(Unaudited)   (000)                              Description                                             (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                      Texas (cont'd)
                      Harris Cnty. Rev., Toll Rd. Sr. Lien, Ser. A, FGIC,
    AAA      $13,555       6.50%, 8/15/02+............................................................       N/A       $ 15,038,459
    AAA        1,955       6.50%, 8/15/06.............................................................   8/02 at 102      2,141,800
    AAA          590       6.50%, 8/15/07.............................................................   8/02 at 102        646,375
                      Houston Wtr. & Swr. Sys. Rev., Ser. B,
    AAA        1,775       6.75%, 12/01/01+, FGIC.....................................................       N/A          1,957,133
    AAA       13,225       6.75%, 12/01/08, FGIC......................................................  12/01 at 102     14,416,969
    AAA        1,900  No. Central Texas Hlth. Fac. Dev. Corp. Rev., Children's Med. Ctr. of Dallas,
                           6.375%, 10/01/06, MBIA.....................................................  10/01 at 102      2,041,075
    AAA        1,550  No. Texas Wtr. Dist., 6.40%, 6/01/07, MBIA......................................   6/03 at 100      1,692,228
    AAA        3,000  Round Rock Indpt. Sch. Dist., G.O., 6.75%, 8/15/01+, MBIA.......................       N/A          3,229,230
    AAA       15,000  Texas Mun. Pwr. Agy. Rev., Zero Coupon, 9/01/06, AMBAC..........................  No Opt. Call     10,878,000
    AAA        3,745  Texas St. Bldg. Fin. Auth. Rev., 7.00%, 2/01/01+, MBIA..........................       N/A          3,992,769
    AAA        3,395  Tyler Cnty. Hlth. Fac. Dev. Corp. Rev., Mother Francis Hosp., 6.50%,
                           7/01/06, FGIC..............................................................   7/02 at 102      3,713,790
                                                                                                                       ------------
                                                                                                                         77,997,840
                                                                                                                       ------------
                      Washington--4.7%
                      Seattle, G.O., Ser. E, MBIA,
    Aa1        1,700       Zero Coupon, 12/15/07......................................................  No Opt. Call      1,173,255
    Aa1        1,345       Zero Coupon, 12/15/08......................................................  No Opt. Call        885,454
    AAA        1,250  Snohomish Cnty. Pub. Util. Dist., Elec. Rev., 6.55%, 1/01/07, FGIC..............  No Opt. Call      1,444,150
                      Snohomish Cnty. Sch. Dist., G.O., MBIA,
    AAA        3,835       6.70%, 12/01/06............................................................  12/01 at 100      4,109,394
    AAA        4,145       6.75%, 12/01/07............................................................  12/01 at 100      4,447,212
                      Washington St. Pub. Pwr. Sply. Sys. Rev., Nuclear Proj. 2, Ser. A,
    AAA       12,875       Zero Coupon, 7/01/06, MBIA.................................................  No Opt. Call      9,402,226
    AAA        2,265       6.50%, 7/01/01+, FGIC......................................................       N/A          2,458,477
                                                                                                                       ------------
                                                                                                                         23,920,168
                                                                                                                       ------------
                      Wisconsin--0.6%
    AAA        2,850  Wisconsin Hlth. & Ed. Fac. Auth., Columbia Hosp. Rev., 6.50%, 11/15/06, MBIA....  11/01 at 102      3,089,742
                                                                                                                       ------------
                      Total Investments--141.3% (cost $656,068,696)...................................                  719,304,965
                      Other assets in excess of liabilities--2.9%.....................................                   14,545,838
                      Liquidation value of preferred stock--(44.2%)...................................                 (225,000,000)
                                                                                                                       ------------
                      Net Assets Applicable to Common Shareholders--100%..............................                 $508,850,803
                                                                                                                       ============

----------
*     Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
+     This bond is prerefunded. See glossary for definition.
++ Option call provisions: date (month/year) and prices of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.


--------------------------------------------------------------------------------
       THE FOLLOWING ABBREVIATIONS ARE USED IN THE PORTFOLIO DESCRIPTIONS:

AMBAC      -- American Municipal Bond Assurance Corporation
BIG        -- Bond Investors Guaranty Insurance Company
CAPMAC     -- Capital Markets Assurance Company
CONNIE LEE -- College Construction Loan Insurance Association
C.O.P.     -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FSA        -- Financial Security Assurance
G.O.       -- General Obligation Bond
MBIA       -- Municipal Bond Insurance Association
P.C.R.     -- Pollution Control Revenue
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at value (cost
  $656,068,696) (Note 1) .................................        $ 719,304,965
Interest receivable ......................................           11,504,776
Receivable for investments sold ..........................            4,941,900
                                                                  -------------
                                                                    735,751,641
                                                                  -------------
Liabilities
Due to custodian .........................................            1,202,530
Investment advisory fee payable (Note 2) .................              226,182
Dividends payable--preferred stock .......................              102,986
Administration fee payable (Note 2) ......................               45,236
Other accrued expenses ...................................              323,904
                                                                  -------------
                                                                      1,900,838
                                                                  -------------
Net Investment Assets ....................................        $ 733,850,803
                                                                  =============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...................................        $     454,106
    Paid-in capital in excess of par .....................          421,119,385
  Preferred stock (Note 4) ...............................          225,000,000
                                                                  -------------
                                                                    646,573,491

  Undistributed net investment income ....................           24,063,235
  Accumulated net realized loss ..........................              (22,192)
  Net unrealized appreciation ............................           63,236,269
                                                                  -------------
  Net investment assets, December 31, 1998 ...............        $ 733,850,803
                                                                  =============
  Net assets applicable to common
    shareholders .........................................        $ 508,850,803
                                                                  =============
Net asset value per common share:
  ($508,850,803 / 45,410,639 shares of
  common stock issued and outstanding) ...................               $11.21
                                                                         ======


--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Statement of Operations
Year Ended December 31, 1998
--------------------------------------------------------------------------------

Net Investment Income

Income
  Interest and discount earned ...........................         $ 42,823,648
                                                                   ------------

Expenses
  Investment advisory ....................................            2,574,318
  Auction agent ..........................................              564,500
  Administration .........................................              514,864
  Custodian ..............................................              130,000
  Directors ..............................................               84,000
  Audit ..................................................               60,000
  Transfer agent .........................................               35,000
  Reports to shareholders ................................               25,000
  Legal ..................................................               10,000
  Miscellaneous ..........................................               70,419
                                                                   ------------
    Total expenses .......................................            4,068,101
                                                                   ------------
Net investment income ....................................           38,755,547
                                                                   ------------

Realized and Unrealized Loss On
  Investments (Note 3)
   Net realized loss on investments ......................              (22,192)
   Net change in unrealized appreciation
    on investments .......................................           (3,961,990)
                                                                   ------------
   Net loss on investments ...............................           (3,984,182)
                                                                   ------------

Net Increase in Net Investment
   Assets Resulting from Operations ......................         $ 34,771,365
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Statements of Changes in Net Investment Assets
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                                      ------------------------------
                                                                           1998             1997
                                                                      -------------    -------------
Increase (Decrease) in Net Investment Assets

Operations:
   Net investment income ..........................................   $  38,755,547    $  38,510,968
Net realized gain (loss) on investments ...........................         (22,192)         181,766
Net change in unrealized appreciation (depreciation) on investments      (3,961,990)       9,243,056
                                                                      -------------    -------------

 Net increase in net investment assets resulting from operations ..      34,771,365       47,935,790
                                                                      -------------    -------------
Dividends and distributions:
To preferred shareholders from net investment income ..............      (7,606,013)      (8,041,758)
To preferred shareholders from capital gains ......................              --          (40,128)
To common shareholders from net investment income .................     (27,927,201)     (27,785,620)
To common shareholders from capital gains .........................              --         (141,638)
                                                                      -------------    -------------
    Total dividends and distributions .............................     (35,533,214)     (36,009,144)
                                                                      -------------    -------------

      Total increase (decrease) ...................................        (761,849)      11,926,646
                                                                      -------------    -------------

Net Investment Assets

Beginning of year .................................................     734,612,652      722,686,006
                                                                      -------------    -------------
End of year .......................................................   $ 733,850,803    $ 734,612,652
                                                                      =============    =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                                             Year Ended December 31,
                                                           ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                             1998         1997         1996         1995         1994
                                                           --------     --------     --------     --------     --------
Net asset value, beginning of year .....................   $  11.22     $  10.96     $  11.14     $   9.98     $  11.30
                                                           --------     --------     --------     --------     --------
  Net investment income ................................       0.85         0.85         0.84         0.87         0.83
  Net realized and unrealized gain (loss) on investments      (0.08)        0.20        (0.24)        1.14        (1.39)
                                                           --------     --------     --------     --------     --------
Net increase (decrease) from investment operations .....       0.77         1.05         0.60         2.01        (0.56)
                                                           --------     --------     --------     --------     --------
Dividends from net investment income to:
  Preferred shareholders ...............................      (0.17)       (0.18)       (0.17)       (0.19)       (0.14)
  Common shareholders ..................................      (0.61)       (0.61)       (0.61)       (0.62)       (0.62)
Distributions from capital gains to:
  Preferred shareholders ...............................         --            *            *        (0.01)          --
  Common shareholders ..................................         --            *            *        (0.03)          --
                                                           --------     --------     --------     --------     --------
Total dividends and distributions ......................      (0.78)       (0.79)       (0.78)       (0.85)       (0.76)
                                                           --------     --------     --------     --------     --------
Net asset value, end of year** .........................   $  11.21     $  11.22     $  10.96     $  11.14     $   9.98
                                                           ========     ========     ========     ========     ========
Market value, end of year** ............................   $  11.38     $  11.00     $  10.25     $  10.13     $   8.88
                                                           ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+: ..............................       9.35%       13.69%        7.43%       21.67%       (8.89%)
                                                           ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS++:
Expenses ...............................................       0.80%        0.88%        0.91%        0.90%        0.94%
Net investment income before preferred stock dividends .       7.63%        7.70%        7.75%        8.06%        7.91%
Preferred stock dividends ..............................       1.50%        1.61%        1.59%        1.83%        1.38%
Net investment income available to common stockholders .       6.13%        6.09%        6.16%        6.23%        6.53%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands)   $508,037     $500,227     $494,667     $487,923     $475,529
Portfolio turnover rate ................................          0%           8%           5%           9%          21%
Net assets of common shareholders, end of year
  (in thousands) .......................................   $508,851     $509,613     $497,686     $506,060     $453,407
Asset coverage per share of preferred stock,
  end of year#                                             $ 81,550     $ 81,640     $ 80,298     $ 81,243     $150,783
Preferred stock outstanding (in thousands) .............   $225,000     $225,000     $225,000     $225,000     $225,000

----------
* Actual amount paid for the year ended December 31, 1997 to preferred shareholders was $0.0008 and to common shareholders was $0.0031 and for the year ended December 31, 1996 to preferred shareholders was $.0007 and to common shareholders was $.0024.
** Net asset value and market value are published in The Wall Street Journal each Monday.
#     A stock split occurred on July 24, 1995 (Note 4).
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

--------------------------------------------------------------------------------
The BlackRock Municipal
Target Term Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Organization & Accounting Policies

The BlackRock Municipal Target Term Trust Inc. (the "Trust"), was organized in Maryland on July 16, 1991 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2006 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

Federal Income Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain by $3,044 compared to amounts previously reported. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly owned subsidiary of The Prudential Insurance Company of America. The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1998 aggregated $3,868,803 and $1,840,773, respectively.

      The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as the basis for financial reporting purposes and, accordingly, gross and net unrealized appreciation for federal income tax purposes was $63,236,269.

      For federal income tax purposes, the Trust had a capital loss carry forward at December 31, 1998 of approximately $22,200 which will expire in 2006. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Note 4. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 45,410,639 common shares outstanding at December 31, 1998, the Adviser owned 10,639 shares. As of December 31, 1998, there were 9,000 preferred shares outstanding as follows: Series W7-3,000, Series F7-3,000 and Series W28-3,000.

      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 21, 1991 the Trust reclassified 4,500 shares of common stock and issued 3 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series W7--1,500 shares, Series F7--1,500 shares and Series W28--1,500 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

      Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.80% to 4.40% during the year ended December 31, 1998.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends

Subsequent to December 31, 1998, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.05125 per common share payable January 29, 1999 to shareholders of record on January 15, 1999.

      For the period January 1, 1999 to January 31, 1999 dividends and distributions declared on preferred shares totalled $629,515 in aggregate for the three outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Municipal Target Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of The BlackRock Municipal Target Term Trust Inc., as of December 31, 1998, and the related statements of operations, and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Municipal Target Term Trust Inc. as of December 31, 1998, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

New York, New York
February 12, 1999

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

--------------------------------------------------------------------------------

           PRINCIPAL                                                                       OPTION CALL
   RATING*  AMOUNT                                                                          PROVISIONS++      VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                (UNAUDITED)      (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--142.3%
                     ALABAMA--1.1%
   AAA     $ 3,000   Mobile Cnty., G.O., 6.70%, 2/01/00+, MBIA .........................          N/A      $ 3,162,510
                                                                                                            ----------

                     ARIZONA--1.6%
   AAA       4,180   University of Arizona Med. Ctr. Hosp. Rev.,
                        6.25%, 7/01/10, MBIA ...........................................    7/02 at 102      4,523,220
                                                                                                            ----------

                     CALIFORNIA--10.3%
                     California St., G.0., FGIC,
   AAA       4,355      6.80%, 11/01/04+ ...............................................          N/A        5,088,556
   AAA         145      6.80%, 11/01/10 ................................................   11/04 at 102        168,416
   AAA       3,400   California St. Pub. Wks., 6.60%, 12/01/02+, AMBAC .................          N/A        3,820,682
   AAA       6,100   Contra Costa Trans. Auth., 6.50%, 3/01/09, FGIC ...................   No Opt. Call      6,543,409
   AAA       3,500   Eastern Mun. Wtr. Dist., 6.50%, 7/01/09, FGIC .....................    7/01 at 101      3,751,440
   AAA       3,065   Los Angeles Cnty. Leasing Corp., 6.05%, 12/01/10, AMBAC ...........   No Opt. Call      3,562,879
   AAA       3,000   San Francisco Bay Area Rapid Trans., 6.75%, 7/01/00+, AMBAC .......          N/A        3,206,040
   AAA       3,500   Sonoma Cnty. Correct. Fac., C.O.P., 6.10%, 11/15/12, AMBAC ........   11/02 at 102      3,836,105
                                                                                                            ----------
                                                                                                            29,977,527
                                                                                                            ----------

                     DISTRICT OF COLUMBIA--1.3%
   AAA       3,500   District of Columbia, G.O., Ser. A, 6.875%, 6/01/00+, MBIA ........          N/A        3,729,355
                                                                                                            ----------

                     FLORIDA--9.1%
   AAA      10,750   Broward Cnty. Sch. Bd., 6.50%, 7/01/02+, AMBAC ....................          N/A       11,915,192
   AAA      12,195   Jacksonville Excise Tax Rev., 6.50%, 10/01/10, AMBAC ..............   10/02 at 102     13,488,646
   AAA       1,000   Volusia Cnty. Edl. Fac., 6.50%, 10/15/10, CONNIE LEE ..............   10/02 at 102      1,105,050
                                                                                                            ----------
                                                                                                            26,508,888
                                                                                                            ----------

                     GEORGIA--2.6%
   AAA       5,000   Henry Cnty. Hosp. Auth. Rev., 6.375%, 7/01/09, FGIC ...............    7/02 at 102      5,440,850
   AAA       2,000   Macon-Bibb Cnty. Hosp. Auth. Rev., Georgia Med. Ctr.,
                        6.75%, 8/01/99+, FGIC ..........................................          N/A        2,081,300
                                                                                                            ----------
                                                                                                             7,522,150
                                                                                                            ----------

                     ILLINOIS--13.1%
   AAA       2,665   Chicago, Res. Mtg. Rev., Zero Coupon, 10/01/09, MBIA ..............   No Opt. Call      1,266,621
                     Cook Cnty., G.O., MBIA,
   AAA       7,000      6.50%, 11/15/02+ ...............................................          N/A        7,798,350
   AAA       4,500      7.00%, 11/01/00+ ...............................................          N/A        4,865,310
   AAA       5,000   Cook Cnty., Community Schs., 6.50%, 1/01/02+, FGIC ................          N/A        5,380,600
   AAA       5,000   ILLINOIS EDL. FAC. AUTH. REV., 5.70%, 7/01/03+, FGIC ..............          N/A        5,340,200
                     Illinois Hlth. Fac. Auth. Rev., FGIC,
   AAA       3,000      Ser. A, 6.75%, 1/01/10 .........................................    1/00 at 102      3,133,680
   AAA       1,750      Ser. C, 6.75%, 1/01/00+ ........................................          N/A        1,827,980
   AAA       7,980   Kendell Kane & Will Cnty. Sch. Dist., 6.25%, 9/01/11, FGIC ........    9/01 at 100      8,388,177
                                                                                                            ----------
                                                                                                            38,000,918
                                                                                                            ----------

                     INDIANA--3.0%
   AAA       1,340   Columbus Sch. Bd., 6.625%, Ser. A, 7/01/11, AMBAC .................    7/02 at 102      1,467,997
   AAA       3,750   Indiana St. Edl. Fac. Auth. Rev., Ser. A, 6.60%, 1/01/11, MBIA ....    1/02 at 102      4,056,412
   AAA       3,000   Monroe Cnty. Hosp. Auth. Rev., Bloomington Hosp.,
                        6.65%, 5/01/02+, MBIA ..........................................          N/A        3,295,470
                                                                                                            ----------
                                                                                                             8,819,879
                                                                                                            ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

           PRINCIPAL                                                                       OPTION CALL
   RATING*  AMOUNT                                                                          PROVISIONS++      VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                (UNAUDITED)      (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     LOUISIANA--6.6%
   AAA     $14,385   Louisiana St., G.O., Ser. A, 6.50%, 5/01/02+, AMBAC ...............          N/A     $ 15,838,460
   AAA       2,905   New Orleans Pub. Impt., G.O., 6.60%, 9/01/02+, FGIC ...............          N/A        3,184,984
                                                                                                            ----------
                                                                                                            19,023,444
                                                                                                            ----------

                     MASSACHUSETTS--16.1%
   AAA       2,100   Boston, G.O., Ser. A, 6.50%, 7/01/12, AMBAC .......................    7/02 at 102      2,295,741
                     Massachusetts St. Hlth. &Edl. Fac. Auth. Rev.,
   AAA       2,000      Ser. C, 6.50%, 7/01/10, FGIC ...................................    7/02 at 102      2,178,240
   AAA       5,000      Ser. D, 6.50%, 7/01/10, MBIA ...................................    7/02 at 102      5,445,600
   AAA       3,250      Ser. C, 7.25%, 7/01/00+, MBIA ..................................         N/A         3,491,637
                     Massachusetts St. Hsg. Fin. Agcy., FNMA,
   AAA       5,000      Ser. H, 6.75%, 11/15/12 ........................................   11/03 at 102      5,416,450
   AAA       5,500      Residential Dev., Ser. A, 6.875%, 11/15/11 .....................    5/02 at 102      5,995,440
   AAA         600      Residential Dev., Ser. C, 6.875%, 11/15/11 .....................    5/02 at 102        654,048
                     Massachusetts St., G.O.,
   AAA       2,350      Ser. D, 6.00%, 7/01/01+, MBIA ..................................          N/A        2,482,072
   AAA       7,865      Ser. C, 6.70%, 11/01/04+, FGIC .................................          N/A        9,063,941
   AAA         780      Ser. C, 6.75%, 8/01/01+, AMBAC .................................          N/A          853,991
   AAA         440      Ser. C, 6.75%, 8/01/09, AMBAC ..................................    8/01 at 102        475,737
   AAA       7,630   Massachusetts St. Wtr. Res., Ser. B, 6.25%, 11/01/10, MBIA ........   11/02 at 102      8,289,385
                                                                                                            ----------
                                                                                                            46,642,282
                                                                                                            ----------

                     MICHIGAN--3.9%
   AAA       2,375   Chippewa Valley, Sch. Bldg. & Site Rev., 6.375%, 5/01/01+, FGIC ...          N/A        2,550,299
                     Michigan Mun. Bd. Auth. Rev.,
   AAA         900      Ser. A, 6.50%, 11/01/12, MBIA ..................................   11/02 at 102        992,349
   AAA       2,040      6.45%, 11/01/07, AMBAC .........................................   11/04 at 102      2,301,875
   AAA       2,050      6.65%, 11/01/09, AMBAC .........................................   11/04 at 102      2,334,109
   AAA       3,000   Western Township Util. Auth. Swr. Dist. Sys. Rev.,
                        6.50%, 1/01/10, FSA ............................................    1/02 at 100      3,188,280
                                                                                                            ----------
                                                                                                            11,366,912
                                                                                                            ----------

                     MISSISSIPPI--0.7%
   AAA       1,800   Harrison Cnty. Waste Wtr. Mgmt., 6.75%, 2/01/11, FGIC .............    2/01 at 102      1,927,494
                                                                                                            ----------

                     NEVADA--7.0%
   AAA       4,000   Clark Cnty., G.O., 6.50%, 6/01/02+, AMBAC .........................          N/A        4,425,440
   AAA       5,215   Clark Cnty. Arpt., 6.25%, 6/01/01+, FGIC ..........................          N/A        5,523,989
                     Clark Cnty. Sch. Dist.,
   AAA       4,185      6.75%, 12/15/04+, FGIC .........................................          N/A        4,845,267
   AAA       5,175      7.00%, 6/01/01+, MBIA ..........................................          N/A        5,617,566
                                                                                                            ----------
                                                                                                            20,412,262
                                                                                                            ----------

                     NEW JERSEY--0.8%
   AAA       2,000   Hudson Cnty. Correct. Fac., C.O.P., 6.50%, 12/01/11, MBIA .........  6/02 at 101.5      2,177,700
                                                                                                            ----------

                     NEW YORK--11.1%
   AAA       4,500   New York City, G.O., Ser. B, 6.95%, 8/15/04+, MBIA ................          N/A        5,209,065
                     New York St. Env. Fac. Corp. P.C.R.,
   AAA       6,155      6.70%, 5/15/09 .................................................   11/04 at 102      7,083,851
   AAA       4,965      6.80%, 5/15/10 .................................................   11/04 at 102      5,723,007
                     New York St. Medicare Fac., AMBAC,
   AAA       9,715      6.60%, 2/15/05+ ................................................          N/A       11,195,275
   AAA       2,695      6.625%, 2/15/05+ ...............................................          N/A        3,109,248
                                                                                                            ----------
                                                                                                            32,320,446
                                                                                                            ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

           PRINCIPAL                                                                       OPTION CALL
   RATING*  AMOUNT                                                                          PROVISIONS++      VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                (UNAUDITED)      (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     OHIO--6.0%
                     Cleveland Wtrwks. Rev., First Mtg., Ser. F, AMBAC,
   AAA     $ 6,495      6.50%, 1/01/11 .................................................    1/02 at 102    $ 7,121,053
   AAA       5,505      6.50%, 1/01/02+ ................................................          N/A        6,035,627
   AAA       3,900   Lucas Cnty. Hosp. Impt. Rev., St. Vincent Med. Ctr.,
                        6.50%, 8/15/02+, MBIA ..........................................          N/A        4,276,779
                                                                                                            ----------
                                                                                                            17,433,459
                                                                                                            ----------

                     OKLAHOMA--2.1%
   AAA       5,725   Oklahoma City Wtr. Util. Tr., Wtr. & Sewer Rev., Ser. B,
                        6.375%, 7/01/12, MBIA ..........................................    7/02 at 100      6,155,577
                                                                                                            ----------

                     PENNSYLVANIA--6.1%
   AAA       5,000   Dauphin Cnty. Gen. Auth. Rev., 6.25%, 7/01/08, MBIA ...............    7/02 at 102      5,410,550
   AAA       2,100   Philadelphia Wtr. &Waste Rev., Ser. A, 5.625%, 6/15/08, AMBAC .....   No Opt. Call      2,323,398
   AAA       6,005   Pittsburgh, G.O., Ser. D, 6.00%, 9/01/02+, AMBAC ..................          N/A        6,566,768
   AAA       3,000   Pittsburgh Wtr. & Swr., 6.75%, 9/01/01+, FGIC .....................          N/A        3,287,430
                                                                                                            ----------
                                                                                                            17,588,146
                                                                                                            ----------

                     RHODE ISLAND--4.5%
   AAA       2,390   RHODE ISLAND CLEAN WTR. PROTN. FIN. AGCY., P.C.R., REVOLVING FD.
                        Pooled Ln., Issue A, 6.70%, 10/01/10, MBIA .....................   10/02 at 102      2,641,476
   AAA      10,000   Rhode Island St. Pub. Bldgs. Auth., St. Pub. Proj. Rev., Ser. A,
                        6.75%, 2/01/00+, AMBAC .........................................          N/A       10,547,000
                                                                                                            ----------
                                                                                                            13,188,476
                                                                                                            ----------

                     SOUTH CAROLINA--8.5%
                     Piedmont Mun. Pwr. Agcy. Elec. Rev.,
   AAA      14,925      6.30%, 1/01/11, MBIA ...........................................    1/03 at 102     16,305,712
   AAA       7,900      6.50%, 1/01/11, FGIC ...........................................    1/01 at 102      8,400,702
                                                                                                            ----------
                                                                                                            24,706,414
                                                                                                            ----------

                     TEXAS--15.7%
                     Austin Util. Sys. Rev. Comb., Ser A., FGIC,
   AAA       7,475      6.00%, 5/15/00+ ................................................          N/A        7,735,504
   AAA       1,055      6.00%, 5/15/10 .................................................    5/00 at 100      1,081,438
   AAA       1,580   Dallas Cnty. Road Imp., G.O., 5.625%, 8/15/10 .....................    8/01 at 100      1,639,756
   AAA       2,500   Dallas Ft. Worth Regl. Arpt. Rev., Ser. A, 7.375%, 11/01/10, FGIC .    5/04 at 102      2,914,225
   AAA       8,000   El Paso Impt. Auth. Rev., G.O., Ser. A, 6.375%, 8/15/10, FGIC .....   No Opt. Call      8,584,880
                     Harris Cnty., Toll Road, FGIC,
   AAA       2,585      Ser. B, Zero Coupon, 8/15/08 ...................................   No Opt. Call      1,712,795
   AAA       6,310      Sr. Lien, Ser. A, 6.50%, 8/15/02+ ..............................          N/A        7,000,566
   AAA       4,775      Sr. Lien, Ser. A, 6.50%, 8/15/11 ...............................    8/02 at 102      5,216,067
   AAA      10,440   Houston Wtr. & Swr. Sys., Ser. C, Zero Coupon, 12/01/10, AMBAC ....   No Opt. Call      6,112,515
   AAA       1,840   North Texas Mun. Wtr. Dist., 6.50%, 6/01/09, MBIA .................    6/03 at 100      2,011,525
   AAA       1,500   Texas Mun. Pwr. Agcy., Ser. A, 6.75%, 9/01/12, AMBAC ..............    9/01 at 102      1,624,200
                                                                                                            ----------
                                                                                                            45,633,471
                                                                                                            ----------

                     UTAH--1.2%
   AAA       1,450   Salt Lake City Mun. Bldg. Lease, 6.15%, 10/01/10, MBIA ............   10/04 at 101      1,588,315
   AAA       3,175   Salt Lake City Wtr. Conservancy, Zero Coupon, 10/01/10, AMBAC .....   No Opt. Call      1,883,696
                                                                                                            ----------
                                                                                                             3,472,011
                                                                                                            ----------

                     VIRGINIA--3.5%
                     Peninsula Port. Auth., Riverside Hlth. Sys., MBIA,
   AAA       6,000      Proj. A, 6.625%, 7/01/10 .......................................    7/02 at 102      6,573,120
   AAA       3,380      Proj. B, 6.625%, 7/01/10 .......................................    7/02 at 102      3,702,858
                                                                                                            ----------
                                                                                                            10,275,978
                                                                                                            ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

           PRINCIPAL                                                                       OPTION CALL
   RATING*  AMOUNT                                                                          PROVISIONS++      VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                (UNAUDITED)      (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     WASHINGTON--5.7%
   AAA     $ 4,650   Port of Seattle Rev., 6.60%, 8/01/02+, MBIA .......................          N/A      $ 5,170,195
                     Washington St. Pub. Pwr. Supply Sys. Rev.,
   AAA      12,905      Zero Coupon, 7/01/10, MBIA .....................................   No Opt. Call      7,698,349
   AAA       3,500      Nuclear Proj. No. 2, Ser. A, 7.00%, 7/01/00+, FGIC .............          N/A        3,747,660
                                                                                                           -----------
                                                                                                            16,616,204
                                                                                                           -----------

                     WISCONSIN--0.7%
   AAA       2,000   Wisconsin St. Hlth. & Edl. Facs. Auth. Rev.,
                        Wausau Hosp. Inc., Ser. A,
                        6.625%, 2/15/01+, AMBAC ........................................          N/A        2,156,660
                                                                                                           -----------

                     TOTAL INVESTMENTS--142.3% (cost $372,077,775) .....................                   413,341,383
                     Other assets in excess of liabilities--2.5% .......................                     7,127,873
                     Liquidation value of preferred stock--(44.8)% .....................                  (130,000,000)
                                                                                                           -----------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ................                  $290,469,256
                                                                                                           ===========

----------
*  Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
+  This bond is pre-refunded. See glossary for definition.
++ Option call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.

--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

     AMBAC -- American Municipal Bond Assurance Corporation
CONNIE LEE -- College Construction Loan Insurance Association
    C.O.P. -- Certificate of Participation
      FGIC -- Financial Guaranty Insurance Company
      FNMA -- Federal National Mortgage Association
       FSA -- Financial Security Assurance, Inc.
      G.O. -- General Obligation Bond
      MBIA -- Municipal Bond Insurance Association
    P.C.R. -- Pollution Control Revenuen
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $372,077,775)
  (Note 1) ...............................  $413,341,383
Interest receivable ......................     7,607,712
Prepaid assets ...........................         9,730
                                            ------------
                                             420,958,825
                                            ------------

LIABILITIES
Due to custodian .........................       140,318
Investment Advisory fee payable (Note 2) .       125,542
Dividends payable--preferred stock .......        45,541
Administration fee payable (Note 2) ......        35,869
Other accrued expenses ...................       142,299
                                            ------------
                                                 489,569
                                            ------------
NET INVESTMENT ASSETS ....................  $420,469,256
                                            ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...................     $ 258,856
    Paid-in capital in excess of par .....   239,833,688
  Preferred stock (Note 4) ...............   130,000,000
                                            ------------
                                             370,092,544
  Undistributed net investment income ....     9,464,998
  Accumulated net realized loss ..........      (351,894)
  Net unrealized appreciation ............    41,263,608
                                            ------------
  Net investment assets, December 31, 1998  $420,469,256
                                            ============
  Net assets applicable to common
    shareholders .........................  $290,469,256
                                            ============
Net asset value per common share:
  ($290,469,256 / 25,885,639 shares of
  common stock issued and outstanding) ...        $11.22
                                                  ======


--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ...........   $24,626,712
                                             -----------
Expenses
  Investment advisory ....................     1,474,052
  Administration .........................       421,158
  Auction agent ..........................       325,000
  Custodian ..............................       114,500
  Reports to shareholders ................        72,000
  Directors ..............................        64,500
  Audit ..................................        42,000
  Transfer agent .........................        35,000
  Legal ..................................        10,000
  Miscellaneous ..........................       144,115
                                             -----------
  Total expenses .........................     2,702,325
                                             -----------
Net investment income ....................    21,924,387
                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain on investments .........        16,839
Net change in unrealized appreciation on
  investments ............................      (813,183)
                                             -----------
Net loss on investments ..................      (796,344)
                                             -----------

NET INCREASE IN NET INVESTMENT
  ASSETS RESULTING FROM OPERATIONS .......   $21,128,043
                                             ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
                                                                         ----------------------------
                                                                            1998             1997
                                                                         -----------      -----------
INCREASE IN NET INVESTMENT ASSETS
Operations:
  Net investment income ..............................................  $ 21,924,387     $ 21,724,960
  Net realized gain (loss) on investments ............................        16,839          (45,924)
  Net change in unrealized appreciation on investments ...............      (813,183)       7,582,696
                                                                         -----------      -----------
  Net increase in net investment assets resulting from operations ....    21,128,043       29,261,732
                                                                         -----------      -----------
Dividends:
  To common shareholders from net investment income ..................   (16,177,201)     (16,177,257)
  To preferred shareholders from net investment income ...............    (4,443,277)      (4,592,916)
                                                                         -----------      -----------
 .....................................................................   (20,620,478)     (20,770,173)
                                                                         -----------      -----------
    Total increase ...................................................       507,565        8,491,559
                                                                         -----------      -----------
NET INVESTMENT ASSETS
Beginning of year ....................................................   419,961,691      411,470,132
                                                                         -----------      -----------
End of year ..........................................................  $420,469,256     $419,961,691
                                                                         ===========      ===========

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                        1998            1997            1996            1995            1994
                                                        ----            ----            ----            ----            ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .........           $11.20          $10.87          $11.02           $9.73          $11.18
                                                  -----------     -----------     -----------     -----------     -----------
  Net investment income ....................             0.85            0.84            0.83            0.84            0.82
  Net realized and unrealized
    gain (loss) on investments .............            (0.03)           0.29           (0.18)           1.27           (1.48)
                                                  -----------     -----------     -----------     -----------     -----------
Net increase (decrease) from investment
  operations ...............................             0.82            1.13            0.65            2.11           (0.66)
                                                  -----------     -----------     -----------     -----------     -----------
Dividends from net investment income to:
  Preferred shareholders ...................            (0.18)          (0.18)          (0.18)          (0.20)          (0.14)
  Common shareholders ......................            (0.62)          (0.62)          (0.62)          (0.62)          (0.62)
Distributions from net realized gain
    on investments to:
  Preferred shareholders ...................            --              --              --              --              (0.01)
  Common shareholders ......................            --              --              --              --              (0.02)
                                                  -----------     -----------     -----------     -----------     -----------
Total dividends and distributions ..........            (0.80)          (0.80)          (0.80)          (0.82)          (0.79)
                                                  -----------     -----------     -----------     -----------     -----------
Net asset value, end of year* ..............           $11.22          $11.20          $10.87          $11.02           $9.73
                                                  ===========     ===========     ===========     ===========     ===========
Market value, end of year* .................           $11.50          $11.00          $10.13          $10.00           $8.50
                                                  ===========     ===========     ===========     ===========     ===========
TOTAL INVESTMENT RETURN+ ...................            10.53%          15.22%           7.59%          25.31%         (13.38%)
                                                  ===========     ===========     ===========     ===========     ===========
RATIOSTOAVERAGENETASSETS OF
  COMMON SHAREHOLDERS:++
Expenses ...................................             0.93%           0.94%           0.97%           0.96%           1.04%
Net investment income before preferred
  stock dividends ..........................             7.56%           7.66%           7.66%           7.97%           7.99%
Preferred stock dividends ..................             1.53%           1.62%           1.61%           1.87%           1.44%
Net investment income available to
  common shareholders ......................             6.03%           6.04%           6.05%           6.10%           6.55%

SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ...........................         $290,004        $283,531        $281,521        $272,868        $265,851
Portfolio turnover .........................                0%              1%              1%              1%             31%
Net assets of common shareholders,
  end of year (in thousands) ...............         $290,469        $289,962        $281,470        $285,226        $251,856
Preferred stock outstanding (in thousands) .         $130,000        $130,000        $130,000        $130,000        $130,000
Asset coverage per share of preferred stock,
  end of year# .............................          $80,859         $80,762         $79,129         $79,851        $146,868

----------
* Net asset value and market value are published in THE WALL STREET JOURNAL each Monday. # A stock split occurred on July 24, 1995 (Note 4).
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions.
++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Insured Municipal Term Trust Inc. (the "Trust"), was organized in Maryland on December 23, 1991 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2010 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved. The following is a summary of significant accounting policies followed by the Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), which is a wholly-owned subsidiary of PaineWebber Incorporated.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3.  PORTFOLIO  SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998 aggregated $1,611,045 and $1,627,995, respectively.

   The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as the basis for financial reporting, and accordingly, gross and net unrealized appreciation for federal income tax purposes was $41,263,608.

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1998 of $351,951 of which $306,027 will expire in 2003 and $45,924 will expire in 2005. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 25,885,639 common shares outstanding at December 31, 1998, the Adviser owned 10,583 shares. As of December 31, 1998, there were 5,200 preferred shares outstanding as follows: 2,600 shares of Series M7 and M28, respectively.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 27, 1992, the Trust reclassified 2,600 shares of common stock and issued two series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series M7--1,300 shares and Series M28--1,300 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995, shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series M7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series M28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.40% to 5.025% for the year ended December 31, 1998.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to December 31, 1998, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.05208 per common share payable January 29, 1999 to shareholders of record on January 15, 1999.

   For the period January 1, 1999 through January 31, 1999, dividends declared on preferred shares totalled $300,820 in aggregate for the two outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock  Insured Municipal Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of The BlackRock Insured Municipal Term Trust Inc., as of December 31, 1998, and the related statements of operations, and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Insured Municipal Term Trust Inc. as of December 31, 1998, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
------------------------
Deloitte & Touche LLP

New York, New York
February 12, 1999

                                                                         ANNEX A

            DESCRIPTION OF CREDIT RATINGS FOR MUNICIPAL OBLIGATIONS

Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG TERM DEBT
An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING
Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB--" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB--" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

           The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B--" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC--" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

           -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

           -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2       Satisfactory capacity to pay principal and interest.

SP-3       Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign(+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

Aaa Bonds which are rated Aaa are judged to be of the best quality.They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

SHORT-TERM LOANS
MIG 1/VMIG 1 This  designation  denotes  best  quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

             --     Leading market positions in well-established industries.

             --     High rates of return on funds employed.

             -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

             -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc.

    ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE
AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nev-ertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE
BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD,
 and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS
A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D            Default. Denotes actual or imminent payment default.

NOTES:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

`NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Alert: Ratings are placed on Rating Alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                                    PART C

                               OTHER INFORMATION

Item 15. Indemnification.

  Reference is made to Article VI of the Company's By-laws.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expense incurred or paid by the director, officer, or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

 (1)     Articles of Incorporation+
 (1)(a)  Articles of Amendment+
 (2)     By-Laws+
 (3)     INAPPLICABLE
 (4)     Agreement of Merger**
 (5)     Articles Supplementary+
 (6)     Investment Advisory Contract+
 (7)     INAPPLICABLE
 (8)     INAPPLICABLE
 (9)     Custodian Contract+
 (10)    INAPPLICABLE
 (11)    Opinion of Counsel+
 (12)    Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
         Transfer Agency Agreement between the Registrant and State Street Bank
 (13)(a) & Trust Company+
 (b)     Form of Auction Agent Agreement+
 (c)     Form of Broker-Dealer Agreement+
 (d)     Form of Letter of Representations+
         Consent of Deloitte & Touche LLP, independent auditors for the
 (14)    Registrant*
 (15)    INAPPLICABLE
 (16)    Power of Attorney*
 (17)    INAPPLICABLE

--------
 * Filed herewith.
** Included as Appendix I to Proxy Statement/Prospectus.
 + To be filed by amendment.

Item 17. Undertakings.

  (a) The Registrant undertakes to suspend offering of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10 percent from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (2) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

  (b) The Registrant undertakes that: (1) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be a part of the registration statement as of the time it was declared effective. (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURE

  As required by the Securities Act of 1933, this registration statement has been signed on behalf by the registrant, in the City of New York, and State of New York, on the 23rd day of July, 1999.

                                          THE BLACKROCK INVESTMENT QUALITY
                                          MUNICIPAL TRUST INC.

                                                 /s/ Ralph L. Schlosstein
                                          By___________________________________
                                              Ralph L. Schlosstein President

  Each person whose signature appears below hereby authorizes Ralph L. Schlosstein, Laurence D. Fink and Karen H. Sabath, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                        Title                 Date

                  *                    President (Principal     July 23, 1999
-------------------------------------   Executive Officer)
          Laurence D. Fink              and Director

          /s/ Henry Gabbay             Treasurer (Principal     July 23, 1999
-------------------------------------   Financial and
            Henry Gabbay                Accounting Officer)

      /s/ Ralph L. Schlosstein
-------------------------------------  President and            July 23, 1999
        Ralph L. Schlosstein            Director

                  *
-------------------------------------  Director                 July 23, 1999
          Andrew F. Brimmer

                                       Director
-------------------------------------
         Richard E. Cavanagh

             Signatures                         Title                Date

                  *                     Director                July 23, 1999
-------------------------------------
             Kent Dixon

                  *                     Director                July 23, 1999
-------------------------------------
          Frank J. Fabozzi

                                        Director
-------------------------------------
           James Grosfeld

                  *                     Director                July 23, 1999
-------------------------------------
     James Clayburn LaForce, Jr.

                  *                     Director                July 23, 1999
-------------------------------------

          Walter F. Mondale

--------
* Signed by Ralph L. Schlosstein pursuant to power of attorney, dated July 22, 1999.

      /s/ Ralph L. Schlosstein
-------------------------------------
        Ralph L. Schlosstein

                            THE BLACKROCK INVESTMENT
                      QUALITY MUNICIPAL TRUST INC. ("BKN")

                                 EXHIBIT INDEX

 Exhibit
 Number                            Description
 -------                           -----------
         Consent of Deloitte & Touche LLP, independent auditors for the
  (14)   Applicant
  (16)   Power of Attorney